                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-00945

                               Virtus Equity Trust
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                            Greenfield, MA 01301-9668
               (Address of principal executive offices) (Zip code)

                               Kevin J. Carr, Esq.
    Vice President, Chief Legal Officer, Counsel and Secretary for Registrant
                                100 Pearl Street
                             Hartford, CT 06103-4506
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 243-1574

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                                   ANNUAL REPORT

                                     [LOGO]

                           Virtus Growth & Income Fund

                            Virtus Mid-Cap Core Fund

                           Virtus Mid-Cap Growth Fund

                       Virtus Quality Large-Cap Value Fund

                          Virtus Quality Small-Cap Fund

                           Virtus Small-Cap Core Fund

                    Virtus Small-Cap Sustainable Growth Fund

                          Virtus Strategic Growth Fund

                         Virtus Tactical Allocation Fund

TRUST NAME:                       March 31, 2011                          [LOGO]
VIRTUS EQUITY TRUST

NOT FDIC INSURED                NO BANK GUARANTEE                 MAY LOSE VALUE

                                TABLE OF CONTENTS

Message to Shareholders                 1
Key Investment Terms                    2
Disclosure of Fund Expenses             4

                                                                                                   SCHEDULE
                                                                                         FUND         OF
FUND                                                                                   SUMMARY    INVESTMENTS
     Virtus Growth & Income Fund ("Growth & Income Fund")                                  6          24
     Virtus Mid-Cap Core Fund ("Mid-Cap Core Fund")                                        8          25
     Virtus Mid-Cap Growth Fund ("Mid-Cap Growth Fund")                                   10          26
     Virtus Quality Large-Cap Value Fund ("Quality Large-Cap Value Fund")                 12          28
     Virtus Quality Small-Cap Fund ("Quality Small-Cap Fund")                             14          29
     Virtus Small-Cap Core Fund ("Small-Cap Core Fund")                                   16          30
     Virtus Small-Cap Sustainable Growth Fund ("Small-Cap Sustainable Growth Fund")       18          31
     Virtus Strategic Growth Fund ("Strategic Growth Fund")                               20          32
     Virtus Tactical Allocation Fund ("Tactical Allocation Fund")                         22          34
Statements of Assets and Liabilities                                                                  40
Statements of Operations                                                                              42
Statements of Changes in Net Assets                                                                   44
Financial Highlights                                                                                  48
Notes to Financial Statements                                                                         54
Report of Independent Registered Public Accounting Firm                                               68
Tax Information Notice                                                                                69
Consideration of Advisory and Subadvisory Agreements
   by the Board of Trustees                                                                           70
Results of Shareholder Meeting                                                                        72
Fund Management Tables                                                                                73

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

      The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

      The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the funds of Virtus Equity Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

                             MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

[PHOTO OF GEORGE R. AYLWARD]

The last 12 months -- especially the first quarter of this year -- provided a textbook lesson in the unpredictable nature of capital markets and the importance of maintaining a disciplined investment approach. Investors were reminded that it is impossible to predict the events that might influence market performance or how the market will react to such events.

The markets faced numerous challenges, among them: the Gulf of Mexico oil spill last spring; Europe's sovereign debt crisis; the late-summer threat of a double-dip recession; and recently, Japan's devastating earthquake and social unrest in the critical oil regions of North Africa and the Middle East. At the same time, the equities markets benefited from the stabilizing effects of the second round of quantitative easing, the Federal Reserve's (the "Fed's") gradual purchase of $600 billion in U.S. Treasuries initiated last November. Confidence replaced concern, and investors started moving out of "safe haven" fixed income securities into equities.

Investors who stayed the course were rewarded for their perseverance. The S&P 500(R) Index, a broad measure of U.S. stock market performance, gained 17.3% for the year ended March 31, 2011, and 5.92% in the first quarter -- its best opening quarter since 1998. Fixed income markets generated more modest returns as interest rates inched higher. The Barclays Capital U.S. Aggregate Bond Index, which measures the performance of the taxable bond market, gained 5.12% for the year ended March 31, 2011, and 0.42% in the first quarter of 2011.

It is clear the U.S. economic recovery is gathering speed. We are seeing signs of improvement in manufacturing, the labor market and consumer spending. GDP is growing and corporate earnings are on the rise. Certainly, this news is positive but challenges remain: higher oil prices, a depressed housing market, and some concern that interest rates may start to increase after the Fed's Treasury purchases end in June.

At times of uncertainty, diversification takes on greater importance. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes can help cushion your portfolio against market volatility. Your financial adviser can help you ensure your portfolio is adequately diversified. You may also want to visit our website, www.virtus.com, to learn about the full range of Virtus Mutual Funds, including some new investment strategies that may be used to diversify a core portfolio.

I hope you will take time to read the enclosed commentary from your fund's management team for their market outlook and strategy. As always, thank you for investing with Virtus.

Sincerely,

[-s- George R. Aylward]

George R. Aylward
President, Virtus Mutual Funds

MAY 2011

WHENEVER YOU HAVE QUESTIONS ABOUT YOUR ACCOUNT OR REQUIRE ADDITIONAL INFORMATION, PLEASE VISIT US ON THE WEB AT WWW.VIRTUS.COM OR CALL OUR SHAREOWNER SERVICE GROUP TOLL-FREE AT 1-800-243-1574.

PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN ABOVE.

                              KEY INVESTMENT TERMS

ADR (AMERICAN DEPOSITARY RECEIPT)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

CONSUMER PRICE INDEX (CPI)

Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

EXCHANGE-TRADED FUNDS (ETF)

Portfolios of stocks or bonds that track a specific market index.

FEDERAL RESERVE (THE "FED")

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

ISHARES(R)

Represents shares of an open-end Exchange-Traded Fund.

QUANTITATIVE EASING

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

REIT (REAL ESTATE INVESTMENT TRUST)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL 1000(R) GROWTH INDEX

The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 1000(R) VALUE INDEX

The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) INDEX

The Russell 2000(R) Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) GROWTH INDEX

The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) VALUE INDEX

The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2500(TM) INDEX

The Russell 2500(TM) Index is a market capitalization-weighted index of the 2,500 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 3000(R) GROWTH INDEX

The Russell 3000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL MIDCAP(R) INDEX

The Russell Midcap(R) Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL MIDCAP(R) GROWTH INDEX

The Russell Midcap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL MIDCAP(R) VALUE INDEX

The Russell Midcap(R) Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX

The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPDR(R)

S&P Depositary Receipt

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

TACTICAL ALLOCATION FUND COMPOSITE INDEX

A composite index consisting of 50% S&P 500(R) Index, which measures stock market total return performance, and 50% Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                               VIRTUS EQUITY TRUST
                     DISCLOSURE OF FUND EXPENSES (UNAUDITED)
          FOR THE SIX-MONTH PERIOD OF OCTOBER 1, 2010 TO MARCH 31, 2011

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Equity Trust Fund (each, a "Fund") you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund's costs in two ways.

ACTUAL EXPENSES

      The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

EXPENSE TABLE

                                                Beginning             Ending        Annualized     Expenses Paid
                                              Account Value       Account Value      Expense          During
                                             October 1, 2010     March 31, 2011       Ratio           Period*
                                             ---------------     --------------     ----------     -------------
GROWTH & INCOME FUND

ACTUAL
Class A                                        $ 1,000.00         $ 1,222.80           1.25%          $  6.93
Class B                                          1,000.00           1,218.20           2.00             11.06
Class C                                          1,000.00           1,217.80           2.00             11.06
Class I                                          1,000.00           1,224.40           1.00              5.55

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A                                          1,000.00           1,018.62           1.25              6.31
Class B                                          1,000.00           1,014.83           2.00             10.10
Class C                                          1,000.00           1,014.83           2.00             10.10
Class I                                          1,000.00           1,019.88           1.00              5.05

MID-CAP CORE FUND

ACTUAL
Class A                                        $ 1,000.00         $ 1,207.10           1.35%          $  7.43
Class C                                          1,000.00           1,201.50           2.10             11.53
Class I                                          1,000.00           1,207.00           1.10              6.11

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A                                          1,000.00           1,018.11           1.35              6.82
Class C                                          1,000.00           1,014.33           2.10             10.60
Class I                                          1,000.00           1,019.33           1.10              5.60

MID-CAP GROWTH FUND

ACTUAL
Class A                                        $ 1,000.00         $ 1,268.50           1.45%          $  8.20
Class B                                          1,000.00           1,262.80           2.20             12.41
Class C                                          1,000.00           1,262.80           2.20             12.41
Class I                                          1,000.00           1,269.00           1.20              6.79

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A                                          1,000.00           1,017.61           1.45              7.32
Class B                                          1,000.00           1,013.82           2.20             11.11
Class C                                          1,000.00           1,013.82           2.20             11.11
Class I                                          1,000.00           1,018.87           1.20              6.06

QUALITY LARGE-CAP VALUE FUND

ACTUAL
Class A                                        $ 1,000.00         $ 1,167.90           1.35%          $  7.30
Class C                                          1,000.00           1,162.90           2.10             11.32
Class I                                          1,000.00           1,167.90           1.10              6.00

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A                                          1,000.00           1,018.11           1.35              6.82
Class C                                          1,000.00           1,014.33           2.10             10.60
Class I                                          1,000.00           1,019.33           1.10              5.60

QUALITY SMALL-CAP FUND

ACTUAL
Class A                                        $ 1,000.00         $ 1,231.50           1.40%          $  7.79
Class C                                          1,000.00           1,226.50           2.15             11.93
Class I                                          1,000.00           1,231.70           1.15              6.40

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A                                          1,000.00           1,017.86           1.40              7.07
Class C                                          1,000.00           1,014.08           2.15             10.85
Class I                                          1,000.00           1,019.12           1.15              5.81

                               VIRTUS EQUITY TRUST
               DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
          FOR THE SIX-MONTH PERIOD OF OCTOBER 1, 2010 TO MARCH 31, 2011

EXPENSE TABLE

                                                Beginning             Ending        Annualized     Expenses Paid
                                              Account Value       Account Value      Expense          During
                                             October 1, 2010     March 31, 2011       Ratio           Period*
                                             ---------------     --------------     ----------     -------------
SMALL-CAP CORE FUND

ACTUAL
Class A                                        $ 1,000.00          $ 1,263.90          1.38%          $  7.71
Class C                                          1,000.00            1,259.00          2.13             11.98
Class I                                          1,000.00            1,265.10          1.13              6.36

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A                                          1,000.00            1,018.02          1.38              6.91
Class C                                          1,000.00            1,014.18          2.13             10.75
Class I                                          1,000.00            1,019.23          1.13              5.70

SMALL-CAP SUSTAINABLE GROWTH FUND

ACTUAL
Class A                                        $ 1,000.00          $ 1,216.10          1.65%          $  9.12
Class C                                          1,000.00            1,211.80          2.40             13.23
Class I                                          1,000.00            1,218.90          1.40              7.74

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A                                          1,000.00            1,016.60          1.65              8.33
Class C                                          1,000.00            1,012.81          2.40             12.12
Class I                                          1,000.00            1,017.86          1.40              7.07

STRATEGIC GROWTH FUND

ACTUAL
Class A                                        $ 1,000.00          $ 1,234.60          1.43%          $  7.87
Class B                                          1,000.00            1,228.70          2.18             12.01
Class C                                          1,000.00            1,230.10          2.18             12.02
Class I                                          1,000.00            1,236.90          1.18              6.48

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A                                          1,000.00            1,017.86          1.43              7.12
Class B                                          1,000.00            1,014.07          2.18             10.91
Class C                                          1,000.00            1,014.07          2.18             10.91
Class I                                          1,000.00            1,019.12          1.18              5.86

EXPENSE TABLE

                                                Beginning            Ending         Annualized     Expenses Paid
                                              Account Value      Account Value        Expense         During
                                             October 1, 2010     March 31, 2011        Ratio          Period*
                                             ---------------     --------------     ----------     -------------
TACTICAL ALLOCATION FUND

ACTUAL
Class A                                         $ 1,000.00         $ 1,123.80          1.34%          $  7.05
Class B                                           1,000.00           1,119.70          2.09             11.00
Class C                                           1,000.00           1,119.90          2.09             11.00

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A                                           1,000.00           1,018.22          1.34              6.71
Class B                                           1,000.00           1,014.43          2.09             10.50
Class C                                           1,000.00           1,014.43          2.09             10.50

      The Funds may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such expenses and fees had been included, the expenses would have been higher.

* Expenses are equal to the relevant Fund's annualized expense ratio, which includes waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the period since inception.

      You can find more information about the Funds' expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                                                                 TICKER SYMBOLS:
                                                                 A Share: PDIAX
GROWTH & INCOME FUND                                             B Share: PBGIX
                                                                 C Share: PGICX
                                                                 I Share: PXIIX

- GROWTH & INCOME FUND (THE "FUND") is diversified and has an investment objective to seek capital appreciation and current income.

      For the fiscal year ended March 31, 2011, the Fund's Class A shares at NAV returned 16.69%, Class B shares returned 15.91%, Class C shares returned 15.84% and Class I shares returned 17.09%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.65%.

      ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The stock market generally moved higher over the April 1, 2010 to March 31, 2011 year-long period referred to in this annual report. The benchmark S&P 500(R) Index returned 15.65% on the year; however, the market did experience a correction that lasted from late April 2010 until early July that is masked by the overall returns stated. This selloff was hard on investor psyche, coming only about a year after the lows put in from the bear market which ended in early March of 2009. The summer months remained volatile, and it was not until September when a sustainable rally ensued. This rally has been powerful and generally remains in place as of this writing. The rally has been relatively broad based, although economically cyclical stocks have performed best, with some late cycle names also showing relative strength.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- The Fund outperformed the benchmark S&P 500(R) Index for the year, although the late spring/early summer correction was difficult. The Fund has been positioned for a mid- to late-cycle rally in more economically sensitive areas, which eventually played out very well for shareholders. The Fund's positions in Energy stocks, Material names, and Industrial companies were all positive factors on performance. Very good stock selection within the Health Care and Consumer Discretionary sectors were also a tailwind for performance. The major drag on performance was within Information Technology, where stock selection was relatively poor. The Fund generally has a "growth at a reasonable price" bias, and the names within Tech that performed last year were largely high valuation, explosive growth companies that the fund usually avoids. Fortunately, stocks within sectors such as Energy and Materials made up for this shortfall, and then some. The powerful rally that endured for the back half of the year and well into 2011 has seen the cyclical names the Fund is focused on move sharply higher. The overall rally in stocks, combined with proper sector positioning, has given shareholders solid returns, and returns in excess of the benchmark for the previous year.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2011.

Energy                                                    17%
Information Technology                                    17
Industrials                                               14
Consumer Discretionary                                    13
Materials                                                 13
Health Care                                                6
Financials                                                 5
Other (includes short-term investments
   and securities lending collateral)                     15
                                                        ----

Total                                                    100%
                                                        ====


   For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 3/31/11

                                                                          Inception    Inception
                                          1 year    5 years    10 years   to 3/31/11      Date
                                         --------   --------   --------   ----------   ---------
CLASS A SHARES AT NAV(2)                   16.69%     2.97%      3.24%          --            --
CLASS A SHARES AT POP(3,4)                  9.98      1.76       2.63           --            --
CLASS B SHARES AT NAV(2)                   15.91      2.22       2.47           --            --
CLASS B SHARES WITH CDSC(4)                11.91      2.22       2.47           --            --
CLASS C SHARES AT NAV AND WITH CDSC(4)     15.84      2.21       2.47           --            --
CLASS I SHARES                             17.09        --         --        -0.57%     11/13/07
S&P 500(R) INDEX                           15.65      2.62       3.29        -1.04(5)         --

FUND EXPENSE RATIOS(6): A SHARES: GROSS 1.54%, NET 1.25%; B SHARES: GROSS 2.29%, NET 2.00%; C SHARES: GROSS 2.29%, NET 2.00%; I SHARES: GROSS 1.29%, NET 1.00%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 0% OVER A FIVE-YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST 18 MONTHS AND 0% THEREAFTER. CDSC CHARGES FOR ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5)   THE INDEX RETURN IS FROM CLASS I SHARES' INCEPTION DATE.

(6) THE EXPENSE RATIOS OF THE FUND ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE 7/31/10 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSE:
      EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2001, for Class A, Class B and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

                                  [LINE GRAPH]

   For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

                                                                 TICKER SYMBOLS:
                                                                 A Share: VMACX
MID-CAP CORE FUND                                                C Share: VMCCX
                                                                 I Share: VIMCX

- MID-CAP CORE FUND (THE "FUND") is diversified and has an investment objective to seek long-term capital appreciation.

      For the fiscal year ended March 31, 2011, the Fund's Class A shares at NAV returned 19.12%, Class C shares returned 18.18% and Class I shares returned 19.33%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.65% and the Russell Midcap(R) Index, the Fund's style-specific benchmark, returned 24.27%.

      ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- After a volatile first quarter of the Fund's fiscal year, the equity markets finished the year strongly with positive returns over the subsequent three quarters. While markets dealt with issues such as high unemployment, elevated government debt, sovereign-debt crises overseas, an ongoing soft U.S. housing market, and significant global developments including a sharp rise in political turmoil and social unrest in the Middle East and North Africa and a disastrous earthquake, tsunami, and nuclear crisis in Japan, positive economic metrics fueled investor optimism that the economic recovery was gaining further momentum. For the period, small and mid-capitalization stocks outperformed large-cap stocks. The Russell 2000(R) Index increased 25.79%, the Russell Midcap(R) Index gained 24.27%, and the S&P 500(R) Index advanced 15.65%.

- The more cyclical sectors outperformed during the fiscal year with the energy, technology, and producer-durables sectors performing the best while the financial-services, utilities, and consumer-staples sectors did not perform as strongly.

- The economic recovery has clearly taken hold and the financial system has stabilized. However, we continue to operate in an environment where small and mid-size businesses, the backbone of the U.S. economy, are increasingly optimistic about future growth, but are still hesitant to commit to meaningful increases in human and physical capital. Further, unemployment remains high, thus restraining ongoing consumer spending which makes up nearly three quarters of the U.S. economy. These factors diminish the likelihood of a swift economic recovery.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Companies with high return on equity (ROE), a metric of quality measuring the proprietary nature and durability of a company's business model, outperformed companies with negative return on equity during the Fund's fiscal year.

- Despite the Virtus Mid-Cap Core Fund's higher quality focus, the Fund underperformed the Russell Midcap(R) Index during the period. Performance of the Fund was hurt by poor stock selection and an underweight in the consumer-discretionary sector, poor stock selection and an overweight in the consumer-staples sector, and poor stock selection in the health-care sector. The Fund's performance was helped by strong stock selection in the financial-services sector and an underweight in the utilities sector.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

BECAUSE THE FUND HOLDS A LIMITED NUMBER OF SECURITIES, IT WILL BE IMPACTED BY EACH SECURITY'S PERFORMANCE MORE THAN A FUND WITH A LARGE NUMBER OF HOLDINGS.

INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2011.

Industrials                                               16%
Financials                                                13
Information Technology                                    12
Consumer Discretionary                                    10
Health Care                                               10
Consumer Staples                                           8
Energy                                                     6
Other (includes short-term investments
   and securities lending collateral)                     25
                                                        ----

Total                                                    100%
                                                        ====

   For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 3/31/11

                                                                   Inception       Inception
                                                      1 year       to 3/31/11         Date
                                                     --------      ----------      ---------
CLASS A SHARES AT NAV(2)                               19.12%         26.19%        6/22/09
CLASS A SHARES AT POP(3,4)                             12.27          22.05         6/22/09
CLASS C SHARES AT NAV AND WITH CDSC(2)                 18.18          25.18         6/22/09
CLASS I SHARES                                         19.33          26.43         6/22/09
S&P 500(R) INDEX                                       15.65          27.51              --
RUSSELL MIDCAP(R) INDEX                                24.27          39.19(5)           --

FUND EXPENSE RATIOS(6): A SHARES: GROSS 20.70%, NET 1.35%; C SHARES: GROSS 21.45%, NET 2.10%; I SHARES: GROSS 20.45%, NET 1.10%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST 18 MONTHS AND 0% THEREAFTER. CDSC CHARGES FOR ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5)   THE INDEX RETURNS ARE FROM THE FUND'S INCEPTION DATE.

(6) THE EXPENSE RATIOS OF THE FUND ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE 7/31/10 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSE:
      EXPENSES REDUCED BY A CONTRACTUAL FEE WAIVER. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF CONTRACTUAL FEE WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 22, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                                  [LINE GRAPH]

   For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

                                                                 TICKER SYMBOLS:
                                                                 A Share: PHSKX
MID-CAP GROWTH FUND                                              B Share: PSKBX
                                                                 C Share: PSKCX
                                                                 I Share: PICMX

- MID-CAP GROWTH FUND (THE "FUND") is diversified and has an investment objective to seek capital appreciation.

      For the fiscal year ended March 31, 2011, the Fund's Class A shares at NAV returned 25.94%, Class B shares returned 25.04%, Class C shares returned 25.04%, and Class I shares returned 26.27%. For the same period the S&P 500(R) Index, a broad-based equity index, returned 15.65% and the Russell Midcap(R) Growth Index, the Fund's style-specific benchmark, returned 26.60%.

      ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- For the fiscal year ended March 31, 2011, the domestic equity markets delivered overall solid performance. The first several months of the fiscal year were quite shaky following the strong rebound in the markets over the previous year. Questions surrounding the sustainability of the global recovery, coupled with severe European sovereign debt issues, led to fairly steep declines during the spring and summer months of 2010. By late summer, however, economic indicators continued to point toward an economic recovery, and optimism returned, fueling strong equity performance through the end of 2010 and right into early 2011. By early 2011, several indicators and events spooked investors and led the markets temporarily lower. These included unrest in the Middle East and subsequently rising oil prices, resurfacing European sovereign debt issues, and the horrific natural disasters in Japan. Investors, however, quickly shrugged off these negative events and drove the S&P 500(R) Index up over five percent during the last two weeks of March.

- Despite somewhat of a roller coaster ride, the markets did finish the fiscal year with strong gains. While the larger-company S&P 500(R) Index was up over fifteen percent, the smaller companies performed the strongest, with the Russell 2000(R) Index rising significantly higher. With investors generally seeking risk over the course of the year, growth generally outperformed value. Mid Cap Growth was a very attractive asset class during the period, with the Russell Midcap(R) Growth Index returning a solid 26.60%.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Over the course of the fiscal year, the Fund kept pace with the solid equity market performance. The first half of the fiscal year was more difficult, as the markets were whipsawed first down then up. As the markets trended higher during late 2010, the Fund performed much more favorably as stock selection appeared to gain relevance. Strong performance continued during the quarter ended March 31, 2011.

- Overall, stock selection was strong during the fiscal year, while sector allocation slightly detracted from performance. Stock selection was strongest in the Materials, Health Care, and Telecommunications sectors. Given the strong market performance, there were numerous individual holdings that returned greater than fifty percent over the year. Some of the best performers included networking technology firm F5 Networks, food restaurateur Chipotle Mexican Grill, storage technology developer Teradata, and oil refiner Holly Corporation. The most significant detractors during the year included for-profit education provider Corinthian Colleges, hard-disk maker Western Digital, and dairy operator Dean Foods.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2011.

Information Technology                                    22%
Consumer Discretionary                                    14
Health Care                                               14
Industrials                                               14
Financials                                                 7
Materials                                                  5
Energy                                                     3
Other (includes short-term investments
   and securities lending collateral)                     21
                                                        ----
Total                                                    100%
                                                        ====


   For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 3/31/11

                                                                                       Inception    Inception
                                                         1 year   5 years   10 years   to 3/31/11      Date
                                                         ------   -------   --------   ----------   ---------
CLASS A SHARES AT NAV(2)                                  25.94%    0.19%     1.84%          --            --
CLASS A SHARES AT POP(3,4)                                18.70    -0.99      1.24           --            --
CLASS B SHARES AT NAV(2)                                  25.04    -0.58      1.08           --            --
CLASS B SHARES WITH CDSC(4)                               21.04    -0.58      1.08           --            --
CLASS C SHARES AT NAV AND WITH CDSC(4)                    25.04    -0.55      1.08           --            --
CLASS I SHARES AT NAV(2)                                  26.27       --        --         0.94%      9/13/07
S&P 500(R) INDEX                                          15.65     2.62      3.29        -0.96(5)         --
RUSSELL MIDCAP(R) GROWTH INDEX                            26.60     4.93      6.94         3.57(5)         --

FUND EXPENSE RATIOS(6): A SHARES: GROSS 1.66%, NET 1.45%; B SHARES: GROSS 2.41%, NET 2.20%; C SHARES: GROSS 2.41%, NET 2.20%; I SHARES: GROSS 1.41%, NET 1.20%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 0% OVER A FIVE-YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST 18 MONTHS AND 0% THEREAFTER. CDSC CHARGES FOR ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5)   THE INDEX RETURNS ARE FROM CLASS I SHARES' INCEPTION DATE.

(6) THE EXPENSE RATIOS OF THE FUND ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE 7/31/10 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSE:
      EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2001, for Class A, Class B and Class C shares including any applicable sales charges or fees. The performance of the other share classes will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

                                  [LINE GRAPH]

  For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

                                                                 TICKER SYMBOLS:
                                                                 A Share: PPTAX
QUALITY LARGE-CAP VALUE FUND                                     C Share: PPTCX
                                                                 I Share: PIPTX

- QUALITY LARGE-CAP VALUE FUND (THE "FUND") is diversified and has an investment objective to seek long-term capital appreciation.

      For the fiscal year ended March 31, 2011, the Fund's Class A shares at NAV returned 14.40%, Class C shares returned 13.56% and Class I shares returned 14.67%. For the fiscal year, the S&P 500(R) Index, a broad-based equity index, returned 15.65%; and the Russell 1000(R) Value Index, the Fund's style-specific benchmark, returned 15.15%.

      ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- After a volatile first quarter of the Fund's fiscal year, the equity markets finished the year strongly with positive returns over the subsequent three quarters. While markets dealt with issues such as high unemployment, elevated government debt, sovereign-debt crises overseas, an ongoing soft U.S. housing market, and significant global developments including a sharp rise in political turmoil and social unrest in the Middle East and North Africa and a disastrous earthquake, tsunami, and nuclear crisis in Japan, positive economic metrics fueled investor optimism that the economic recovery was gaining further momentum. For the period, small and mid-capitalization stocks outperformed large-cap stocks. The Russell 2000(R) Index increased 25.79%, the Russell Midcap(R) Index gained 24.27%, and the S&P 500(R) Index advanced 15.65%.

- The more cyclical sectors outperformed during the fiscal year with the energy, telecommunications-services, and materials sectors performing the best while the financials, health-care, and consumer-staples sectors did not perform as strongly.

- The economic recovery has clearly taken hold and the financial system has stabilized. However, we continue to operate in an environment where small and mid-size businesses, the backbone of the U.S. economy, are increasingly optimistic about future growth, but are still hesitant to commit to meaningful increases in human and physical capital. Further, unemployment remains high, thus restraining ongoing consumer spending which makes up nearly three quarters of the U.S. economy. These factors diminish the likelihood of a swift economic recovery.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Companies with high return on equity (ROE), a metric of quality measuring the proprietary nature and durability of a company's business model, outperformed companies with negative return on equity during the Fund's fiscal year.

- Despite the Virtus Quality Large-Cap Value Fund's higher quality focus, the Fund underperformed the Russell 1000(R) Value Index during the period. Performance of the Fund was hurt by an underweight in telecommunications services and poor stock selection in materials and utilities. The Fund's performance was helped by strong stock selection and an overweight in the financials sector and strong stock selection and an overweight in the industrials sector.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

BECAUSE THE FUND HOLDS A LIMITED NUMBER OF SECURITIES, IT WILL BE MORE IMPACTED BY EACH SECURITY'S PERFORMANCE MORE THAN A FUND WITH A LARGER NUMBER OF HOLDINGS.

BECAUSE THE FUND IS HEAVILY WEIGHTED IN A SINGLE SECTOR, IT WILL BE IMPACTED BY THAT SECTOR'S PERFORMANCE MORE THAN A FUND WITH A BROADER SECTOR
DIVERSIFICATION.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2011.

Financials                                                21%
Energy                                                    12
Consumer Discretionary                                    11
Consumer Staples                                          10
Health Care                                                9
Industrials                                                9
Information Technology                                     9
Other (includes short-term investments
   and securities lending collateral)                     19
                                                        ----
Total                                                    100%
                                                        ====


   For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 3/31/11

                                                                Inception     Inception
                                             1 year   5 years   to 3/31/11      Date
                                             ------   -------   ----------    ---------
CLASS A SHARES AT NAV(2)                      14.40%     0.97%        2.46%     7/29/05
CLASS A SHARES AT POP(3,4)                     7.82     -0.22         1.40      7/29/05
CLASS C SHARES AT NAV AND WITH CDSC(4)        13.56      0.20         1.70      7/29/05
CLASS I SHARES AT NAV                         14.67        --        -0.75      6/06/08
S&P 500(R) INDEX                              15.65      2.62           --(5)        --
RUSSELL 1000(R) VALUE INDEX                   15.15      1.38           --(6)        --

FUND EXPENSE RATIOS(7): A SHARES: GROSS 1.59%, NET 1.35%; C SHARES: GROSS 2.34%, NET 2.10%; I SHARES: GROSS 1.34%, NET 1.10%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST 18 MONTHS AND 0% THEREAFTER. CDSC CHARGES FOR ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) THE INDEX RETURNED 3.41% FOR CLASS C SHARES AND 1.34% FOR CLASS I SHARES FROM THE INCEPTION DATE OF THE RESPECTIVE SHARE CLASSES.

(6) THE INDEX RETURNED 2.64% FOR CLASS C SHARES AND 0.14% FOR CLASS I SHARES FROM THE INCEPTION DATE OF THE RESPECTIVE SHARE CLASSES.

(7) THE EXPENSE RATIOS OF THE FUND ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE 7/31/10 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSE:
      EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER AND EXCLUDING EXTRAORDINARY EXPENSES. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on July 29, 2005, (inception date of the Fund) for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

                                  [LINE GRAPH]

  For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

                                                                 TICKER SYMBOLS:
                                                                 A Share: PQSAX
QUALITY SMALL-CAP FUND                                           C Share: PQSCX
                                                                 I Share: PXQSX

- QUALITY SMALL-CAP FUND (THE "FUND") is diversified and has an investment objective to seek long-term capital appreciation.

      For the fiscal year ended March 31, 2011, the Fund's Class A shares at NAV returned 25.72%, Class C shares returned 24.75%, and Class I shares returned 25.89%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.65%; and the Russell 2000(R) Value Index, the Fund's style-specific benchmark, returned 20.63%.

      ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- After a volatile first quarter of the Fund's fiscal year, the equity markets finished the year strongly with positive returns over the subsequent three quarters. While markets dealt with issues such as high unemployment, elevated government debt, sovereign-debt crises overseas, an ongoing soft U.S. housing market, and significant global developments including a sharp rise in political turmoil and social unrest in the Middle East and North Africa and a disastrous earthquake, tsunami, and nuclear crisis in Japan, positive economic metrics fueled investor optimism that the economic recovery was gaining further momentum. For the period, small and mid-capitalization stocks outperformed large-cap stocks. The Russell 2000(R) Index increased 25.79%, the Russell Midcap(R) Index gained 24.27%, and the S&P 500(R) Index advanced 15.65%.

- The more cyclical sectors outperformed during the fiscal year with the energy, materials, and health-care sectors performing the best while the financial services, consumer discretionary, and consumer staples sectors did not perform as strongly.

- The economic recovery has clearly taken hold and the financial system has stabilized. However, we continue to operate in an environment where small and mid-size businesses, the backbone of the U.S. economy, are increasingly optimistic about future growth, but are still hesitant to commit to meaningful increases in human and physical capital. Further, unemployment remains high, thus restraining ongoing consumer spending which makes up nearly three quarters of the U.S. economy. These factors diminish the likelihood of a swift economic recovery.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Companies with high return on equity (ROE), a metric of quality measuring the proprietary nature and durability of a company's business model, outperformed companies with negative return on equity during the Fund's fiscal year.

- The Virtus Quality Small-Cap Fund outperformed the Russell 2000(R) Value Index during the period given the Fund's high-quality focus. Performance of the Fund was also driven by strong outperformance in the energy, consumer-discretionary, and financial-services sectors where the Fund's high-quality sector holdings are very different from those of the benchmark. The Fund's performance was hurt by poor stock selection in the health-care sector and an underweight in the materials sector.

      The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

      Because the Fund holds a limited number of securities, it will be impacted by each security's performance more than a Fund with a larger number of holdings. Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies. Because the Fund is heavily weighted in a single sector, it will be impacted by that sector's performance more than a Fund with a broader sector diversification.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2011.

Financials                                       18%
Industrials                                      18
Information Technology                           11
Consumer Discretionary                           10
Energy                                            9
Health Care                                       7
Consumer Staples                                  4
Other (includes short-term investments
   and securities lending collateral)            23
                                             ------
Total                                           100%
                                             ======

  For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 3/31/11

                                                      Inception      Inception
                                             1 year   to 3/31/11       Date
                                             ------   ----------     ---------
CLASS A SHARES AT NAV(2)                      25.72%        5.90%      6/28/06
CLASS A SHARES AT POP(3,4)                    18.49         4.59       6/28/06
CLASS C SHARES AT NAV AND WITH CDSC(4)        24.75         5.12       6/28/06
CLASS I SHARES AT NAV                         25.89         6.15       6/28/06
S&P 500(R) INDEX                              15.65         3.49(5)         --
RUSSELL 2000(R) VALUE INDEX                   20.63         4.00(5)         --




FUND EXPENSE RATIOS(6): A SHARES: GROSS 1.58%, NET 1.42%; C SHARES: GROSS 2.33%, NET 2.17%; I SHARES: GROSS 1.33%, NET 1.17%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST 18 MONTHS AND 0% THEREAFTER. CDSC CHARGES FOR ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5)   THE INDEX RETURNS ARE FROM THE FUND'S INCEPTION DATE.

(6) THE EXPENSE RATIOS OF THE FUND ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE 7/31/10 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSE:
      EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 28, 2006, (inception date of the Fund) for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                                  [LINE GRAPH]

  For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

                                                                 TICKER SYMBOLS:
                                                                 A Share: PKSAX
SMALL-CAP CORE FUND                                              C Share: PKSCX
                                                                 I Share: PKSFX

- SMALL-CAP CORE FUND (THE "FUND") is diversified and has an investment objective to seek long-term capital appreciation with dividend income a secondary consideration.

      For the fiscal year ended March 31, 2011, the Fund's Class A shares at NAV returned 27.08%, Class C shares returned 26.18%, and Class I shares returned 27.42%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.65%; and the Russell 2000(R) Index, the Fund's style-specific benchmark, returned 25.79%.

      ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- After a volatile first quarter of the Fund's fiscal year, the equity markets finished the year strongly with positive returns over the subsequent three quarters. While markets dealt with issues such as high unemployment, elevated government debt, sovereign-debt crises overseas, an ongoing soft U.S. housing market, and significant global developments including a sharp rise in political turmoil and social unrest in the Middle East and North Africa and a disastrous earthquake, tsunami, and nuclear crisis in Japan, positive economic metrics fueled investor optimism that the economic recovery was gaining further momentum. For the period, small and mid-capitalization stocks outperformed large-cap stocks. The Russell 2000(R) Index increased 25.79%, the Russell Midcap(R) Index gained 24.27%, and the S&P 500(R) Index advanced 15.65%.

- The more cyclical sectors outperformed during the fiscal year with the energy, technology, and materials sectors performing the best while the financial-services, consumer-staples, and utilities sectors did not perform as strongly.

- The economic recovery has clearly taken hold and the financial system has stabilized. However, we continue to operate in an environment where small and mid-size businesses, the backbone of the U.S. economy, are increasingly optimistic about future growth, but are still hesitant to commit to meaningful increases in human and physical capital. Further, unemployment remains high, thus restraining ongoing consumer spending which makes up nearly three quarters of the U.S. economy. These factors diminish the likelihood of a swift economic recovery.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Companies with high return on equity (ROE), a metric of quality measuring the proprietary nature and durability of a company's business model, outperformed companies with negative return on equity during the Fund's fiscal year.

- The Virtus Small-Cap Core Fund outperformed the Russell 2000(R) Index during the period given the Fund's high-quality focus. Performance of the Fund was also driven by strong outperformance in the financial-services and producer-durables sectors where the Fund's high-quality sector holdings are very different from those of the benchmark. The Fund's performance was hurt by poor stock selection and an underweight in both the technology and materials sectors.

      The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

      Because the Fund holds a limited number of securities, it will be impacted by each security's performance more than a Fund with a larger number of holdings. Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2011.

Industrials                                      19%
Information Technology                           19
Health Care                                      14
Financials                                       12
Consumer Discretionary                           11
Energy                                            2
Materials                                         2
Other (includes short-term investments
   and securities lending collateral)            21
                                             ------
Total                                           100%
                                             ======

  For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 3/31/11

                                                                           Inception      Inception
                                             1 year   5 years   10 years   to 3/31/11       Date
------------------------------------------   ------   -------   --------   ----------     ---------
CLASS A SHARES AT NAV(2)                      27.08%     4.64%        --         7.47%      8/30/02
CLASS A SHARES AT POP(3,4)                    19.77      3.41         --         6.73       8/30/02
CLASS C SHARES AT NAV AND WITH CDSC(4)        26.18      3.84         --         6.70       8/30/02
CLASS I SHARES AT NAV(2)                      27.42      4.91       6.15%          --            --
S&P 500(R) INDEX                              15.65      2.62       3.29         6.49(5)         --
RUSSELL 2000(R) INDEX                         25.79      3.35       7.87        10.79(5)         --

FUND EXPENSE RATIOS(6): A SHARES: 1.48%; C SHARES: 2.23%; I SHARES: 1.23%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 0% OVER A FIVE-YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST 18 MONTHS AND 0% THEREAFTER. CDSC CHARGES FOR ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5)   THE INDEX RETURNS ARE FROM THE CLASS A AND CLASS C SHARES' INCEPTION DATE.

(6) THE EXPENSE RATIOS OF THE FUND ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE 7/31/10 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2001, for Class I shares including any applicable sales charges or fees. The performance of the other share classes will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

                                  [LINE GRAPH]

  For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

                                                                 TICKER SYMBOLS:
                                                                 A Share: PSGAX
SMALL-CAP SUSTAINABLE GROWTH FUND                                C Share: PSGCX
                                                                 I Share: PXSGX

- SMALL-CAP SUSTAINABLE GROWTH FUND (THE "FUND") is diversified and has an investment objective to seek long-term capital appreciation. For the fiscal year ended March 31, 2011, the Fund's Class A shares at NAV returned 15.98%, Class C shares returned 15.15%, and Class I shares returned 16.26%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.65%; and the Russell 2000(R) Growth Index, the Fund's style-specific benchmark, returned 31.04%.

      ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- After a volatile first quarter of the Fund's fiscal year, the equity markets finished the year strongly with positive returns over the subsequent three quarters. While markets dealt with issues such as high unemployment, elevated government debt, sovereign-debt crises overseas, an ongoing soft U.S. housing market, and significant global developments including a sharp rise in political turmoil and social unrest in the Middle East and North Africa and a disastrous earthquake, tsunami, and nuclear crisis in Japan, positive economic metrics fueled investor optimism that the economic recovery was gaining further momentum. For the period, small and mid-capitalization stocks outperformed large-cap stocks. The Russell 2000(R) Index increased 25.79%, the Russell Midcap(R) Index gained 24.27%, and the S&P 500(R) Index advanced 15.65%.

- The more cyclical sectors outperformed during the fiscal year with the energy, technology, and materials sectors performing the best while the utilities, health-care, and consumer-staples sectors did not perform as strongly.

- The economic recovery has clearly taken hold and the financial system has stabilized. However, we continue to operate in an environment where small and mid-size businesses, the backbone of the U.S. economy, are increasingly optimistic about future growth, but are still hesitant to commit to meaningful increases in human and physical capital. Further, unemployment remains high, thus restraining ongoing consumer spending which makes up nearly three quarters of the U.S. economy. These factors diminish the likelihood of a swift economic recovery.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Companies with high return on equity (ROE), a metric of quality measuring the proprietary nature and durability of a company's business model, outperformed companies with negative return on equity during the Fund's fiscal year.

- Despite the Virtus Small-Cap Sustainable Growth Fund's higher quality focus, the Fund underperformed the Russell 2000(R) Growth Index during the period. Performance of the Fund was hurt by poor stock selection and an underweight in the technology sector, poor stock selection in the consumer-discretionary sector, and an underweight in the energy sector. The Fund's performance was helped by strong stock selection in both the financial-services and consumer-staples sectors.

      The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

      Because the Fund holds a limited number of securities, it will be impacted by each security's performance more than a Fund with a larger number of holdings. Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies. Because the Fund is heavily weighted in a single sector, it will be impacted by that sector's performance more than a Fund with a broader sector diversification.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2011.

Information Technology                           25%
Health Care                                      24
Consumer Discretionary                           10
Industrials                                      10
Consumer Staples                                  4
Financials                                        4
Other (includes short-term investments
   and securities lending collateral)            23
                                             ------
Total                                           100%
                                             ======

  For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 3/31/11




                                                      Inception      Inception
                                             1 year   to 3/31/11       Date
                                             ------   ----------     ---------
CLASS A SHARES AT NAV(2)                      15.98%        2.08%      6/28/06
CLASS A SHARES AT POP(3)                       9.31         0.82       6/28/06
CLASS C SHARES AT NAV AND WITH CDSC(4)        15.15         1.31       6/28/06
CLASS I SHARES AT NAV                         16.26         2.16       6/28/06
S&P 500(R) INDEX                              15.65         3.49(5)         --
RUSSELL 2000(R) GROWTH INDEX                  31.04         7.46(5)         --

FUND EXPENSE RATIOS(6): A SHARES: GROSS 1.90%, NET 1.65%; C SHARES: GROSS 2.65%, NET 2.40%; I SHARES: GROSS 1.65%, NET 1.40%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST 18 MONTHS AND 0% THEREAFTER. CDSC CHARGES FOR ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5)   THE INDEX RETURNS ARE FROM THE FUND'S INCEPTION DATE.

(6) THE EXPENSE RATIOS OF THE FUND ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE 7/31/10 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSE:
      EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 28, 2006, (inception date of the Fund) for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                                  [LINE GRAPH]

  For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

                                                                 TICKER SYMBOLS:
                                                                 A Share:PSTAX
STRATEGIC GROWTH FUND                                            B Share:PBTHX
                                                                 C Share:SSTFX
                                                                 I Share:PLXGX

- STRATEGIC GROWTH FUND (the "Fund") is diversified and has an investment objective to seek long-term capital growth.

      For the fiscal year ended March 31, 2011, the Fund's Class A shares at NAV returned 20.90%, Class B shares returned 19.97%, Class C shares returned 20.11%, and Class I shares returned 21.29%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.65%; and the Russell 1000(R) Growth Index, the Fund's style-specific benchmark, returned 18.26%.

      ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

-     The equity markets generated solid returns during the Fund's fiscal year.

- Anchored by extraordinarily accommodative fiscal policy, the economic recovery gathered momentum throughout the fiscal year.

- Accelerating global economic readings (regional PMI's, manufacturing data, leading indicators, etc.) coupled with strong corporate earnings reports fueled the recovery.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- We owned cyclically sensitive equities as we expected the key macro data to remain strong, accommodative policy to remain in place, and corporate profits to grow above forecasts.

- We correctly identified several investible themes that contributed nicely to performance over the fiscal year.

- The Fund was broadly underweight defensive sectors and was generally overweight sectors and stocks with greater exposure to capital intensive, enterprise driven, next generation technologies.

- Security selection drove outperformance in the fiscal year while the impact of sector allocation was positive but less dramatic. Stock selection was most notable in the Energy and Consumer Staples sectors and was positive across almost all other sectors including Technology, Industrials and Materials. Sector allocation was most impacted by an underweight of underperforming Consumer Staples and an overweight of outperforming Materials. An overweight of the underperforming Technology sector detracted from performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

Because the Fund is heavily weighted in a single sector, it will be impacted by that sector's performance more than a Fund with a broader sector diversification. Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2011.

Information Technology                             31%
Industrials                                        13
Energy                                             12
Consumer Discretionary                             10
Health Care                                         8
Consumer Staples                                    7
Materials                                           6
Other (includes short-term investments
   and securities lending collateral)              13
                                                  ---
Total                                             100%
                                                  ===

  For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 3/31/11

                                                                           Inception      Inception
                                             1 year   5 years   10 years   to 3/31/11       Date
                                             ------   -------   --------   ----------     ---------
CLASS A SHARES AT NAV(2)                      20.90%     1.26%     -0.81%          --            --
CLASS A SHARES AT POP(3,4)                    13.94      0.07      -1.40           --            --
CLASS B SHARES AT NAV(2)                      19.97      0.52      -1.55           --            --
CLASS B SHARES WITH CDSC(4)                   15.97      0.52      -1.55           --            --
CLASS C SHARES AT NAV AND WITH CDSC(4)        20.11      0.52      -1.55           --            --
CLASS I SHARES AT NAV(2)                      21.29       --          --         2.57%      9/29/06
S&P 500(R) INDEX                              15.65      2.62       3.29         1.99(5)         --
RUSSELL 1000(R) GROWTH INDEX                  18.26      4.34       2.99         4.86(5)         --

FUND EXPENSE RATIOS(6): A SHARES: GROSS 1.52%, NET 1.47%; B SHARES: GROSS 2.27%, NET 2.22%; C SHARES: GROSS 2.27%, NET 2.22%; I SHARES: GROSS 1.27%, NET 1.22%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 0% OVER A FIVE-YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST 18 MONTHS AND 0% THEREAFTER. CDSC CHARGES FOR ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5)   THE INDEX RETURNS ARE FROM THE CLASS I SHARES' INCEPTION DATE.

(6) THE EXPENSE RATIOS OF THE FUND ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE 7/31/10 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSE:
      EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2001, for Class A, Class B shares and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

                                  [LINE GRAPH]

  For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

                                                                 TICKER SYMBOLS:
                                                                 A Share: NAINX
TACTICAL ALLOCATION FUND                                         B Share: NBINX
                                                                 C Share: POICX

- TACTICAL ALLOCATION FUND (THE "FUND") is diversified and has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The Fund has a secondary investment objective to achieve capital appreciation when it's consistent with the Fund's primary objective.

      For the fiscal year ended March 31, 2011, the Fund's Class A shares at NAV returned 12.78%, Class B shares returned 11.94%, and Class C shares returned 11.96%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.12%; the S&P 500(R) Index, a broad-based equity index, returned 15.65%; and the Tactical Allocation Fund Composite Index, the Fund's style-specific benchmark, returned 10.75%.

      ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

HOW DID THE EQUITY MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The stock market generally moved higher over the April 1, 2010 to March 31, 2011 year-long period referred to in this annual report. The benchmark S&P 500(R) Index returned 15.65% on the year; however, the market did experience a correction that lasted from late April 2010 until early July that is masked by the overall returns stated. This selloff was hard on investor psyche, coming only about a year after the lows put in from the bear market which ended in early March of 2009. The summer months remained volatile, and it was not until September when a sustainable rally ensued. This rally has been powerful and generally remains in place as of this writing. The rally has been relatively broad based, although economically cyclical stocks have performed best, with some late cycle names also showing relative strength.

HOW DID THE FIXED INCOME MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The bond portion of the Fund excelled during the fiscal year, with its bond-only twin, the Virtus Bond Fund iShares, producing 21st percentile return year-to-year.

- The year got off to a difficult start for financial markets, as the end of the first round of quantitative easing and the subsequent economic slowdown combined with the European credit crisis to push risk premia wider.

- This produced an opportunity later in the year, as the Federal Reserve looked to revitalize the economy through a second round of quantitative easing.

- In anticipation of QE II, the portfolio added securities whose prices had been suppressed by the early year selloff.

- The ensuing rally, propelled by monetary stimulus and renewed investor confidence, drove the portfolio's notable performance.

WHAT FACTORS AFFECTED THE FUND'S EQUITY PORTFOLIO PERFORMANCE DURING ITS FISCAL YEAR?

- The Fund's equity portfolio outperformed the benchmark S&P 500(R) Index for the year, although the late spring/early summer correction was difficult. The Fund has been positioned for a mid-to late-cycle rally in more economically sensitive areas, which eventually played out very well for shareholders. The Fund's positions in Energy stocks, Material names, and Industrial companies were all positive factors on performance. Very good stock selection within the Health Care and Consumer Discretionary sectors were also a tailwind for performance. The major drag on performance was within Information Technology, where stock selection was relatively poor. The Fund generally has a "growth at a reasonable price" bias, and the names within Tech that performed last year were largely high valuation, explosive growth companies that the Fund usually avoids. Fortunately, stocks within sectors such as Energy and Materials made up for this shortfall, and then some. The powerful rally that endured for the back half of the year and well into 2011 has seen the cyclical names the Fund is focused on move sharply higher. The overall rally in stocks, combined with proper sector positioning, has given shareholders solid returns, and returns in excess of the benchmark for the previous year.

WHAT FACTORS AFFECTED THE FUND'S FIXED INCOME PORTFOLIO PERFORMANCE DURING ITS FISCAL YEAR?

- The High Yield corporate bond component of the portfolio was the most prominent contributor to performance during the year.

- The high yield position was expanded after the early selloff, and generated a 13% return overall, led by the Utility sector's 15% return.

- High Grade corporate bonds also performed well, generating approximately 8% in total return. Global Banks and financials comprised a large portion of this performance.

- Sector selection within the Securitized arena also provided a boost, as credit securities outperformed government guaranteed Fannie Mae and Freddie Mac.

- The Commercial Mortgage-Backed Securities allocation was 3 times benchmark, and produced a 10% total return.

- The portfolio also benefited from a substantial underweight to Agency Mortgage-Backed Securities as this sector could only muster a 5% return.

- Taxable municipals turned out to be a surprisingly obliging addition to the portfolio, generating an 11% total return over the period.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

INVESTING INTERNATIONALLY, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING ECONOMIC AND MARKET RISK. THE FUND MAY INVEST IN HIGH-YIELD BONDS, WHICH MAY BE SUBJECT TO GREATER CREDIT AND MARKET RISKS. AS INTEREST RATES RISE, EXISTING BOND PRICES FALL AND CAN CAUSE THE VALUE OF AN INVESTMENT IN A FUND TO DECLINE. CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF LONGER-TERM FIXED INCOME SECURITIES MORE THAN SHORTER-TERM SECURITIES. INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES.

                                ASSET ALLOCATION

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2011.

Common Stocks                                       56%
   Financials                                 12%
   Consumer Discretionary                     11
   Energy                                     11
   Information Technology                     10
   All other sectors in common stock          12
Corporate Bonds                                     18
Mortgage-Backed Securities                          14
U.S. Government Securities                           6
Other (includes short-term investments
   and securities lending collateral)                6
                                                   ---
Total                                              100%
                                                   ===

  For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 3/31/11

                                             1 year   5 years   10 years
                                             ------   -------   --------
CLASS A SHARES AT NAV(2)                      12.78%     4.40%      4.44%
CLASS A SHARES AT POP(3)                       6.29      3.17       3.82
CLASS B SHARES AT NAV(2)                      11.94      3.66       3.68
CLASS B SHARES WITH CDSC(4)                    7.94      3.66       3.68
CLASS C SHARES AT NAV AND WITH CDSC(4)        11.96      3.63       3.66
S&P 500(R) INDEX                              15.65      2.62       3.29
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX     5.12      6.03       5.56
TACTICAL ALLOCATION FUND COMPOSITE INDEX      10.75      4.73       4.80

FUND EXPENSE RATIOS(5): A SHARES: 1.38%; B SHARES: 2.13%; C SHARES: 2.13%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 0% OVER A FIVE-YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST 18 MONTHS AND 0% THEREAFTER. CDSC CHARGES FOR ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) THE EXPENSE RATIOS OF THE FUND ARE SET FORTH IN THE PROSPECTUS FOR THE FUND EFFECTIVE 7/31/10 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2001, for Class A, Class B and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                                  [LINE GRAPH]

  For information regarding the indexes and certain investment terms, see Key
                      Investment Terms starting on page 2.

                          VIRTUS GROWTH & INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2011

($ reported in thousands)

                                                                      SHARES      VALUE
                                                                    ----------  ---------
COMMON STOCKS--98.7%

CONSUMER DISCRETIONARY--13.9%
Amazon.com, Inc.(2)                                                     15,000  $   2,702
AutoZone, Inc.(2)                                                        9,900      2,708
Best Buy Co., Inc.                                                      69,000      1,982
Comcast Corp. Class A                                                  123,000      3,041
Darden Restaurants, Inc.                                                49,000      2,407
Lululemon Athletica, Inc.(2)(3)                                         28,000      2,493
McDonald's Corp.                                                        30,000      2,283
                                                                                ---------
                                                                                   17,616
                                                                                ---------
CONSUMER STAPLES--3.7%
Altria Group, Inc.                                                      96,000      2,499
PepsiCo, Inc.                                                           35,000      2,254
                                                                                ---------
                                                                                    4,753
                                                                                ---------
ENERGY--19.2%
Chesapeake Energy Corp.                                                 94,000      3,151
Chevron Corp.                                                           23,000      2,471
ConocoPhillips                                                          31,000      2,476
El Paso Corp.                                                          139,000      2,502
Halliburton Co.                                                         53,000      2,642
Massey Energy Co.(3)                                                    43,000      2,939
Occidental Petroleum Corp.                                              25,000      2,612
Petroleo Brasileiro S.A. ADR                                            73,000      2,951
Williams Cos., Inc. (The)(3)                                            85,000      2,650
                                                                                ---------
                                                                                   24,394
                                                                                ---------
FINANCIALS--5.5%
Bank of America Corp.                                                  191,000      2,546
Citigroup, Inc.(2)                                                     495,000      2,188
Goldman Sachs Group, Inc. (The)                                         14,000      2,219
                                                                                ---------
                                                                                    6,953
                                                                                ---------
HEALTH CARE--6.2%
Biogen Idec, Inc.(2)                                                    35,000      2,569
Gilead Sciences, Inc.(2)                                                62,000      2,631
UnitedHealth Group, Inc.                                                58,000      2,622
                                                                                ---------
                                                                                    7,822
                                                                                ---------
INDUSTRIALS--15.7%
Alaska Air Group, Inc.(2)                                               39,000      2,473
Caterpillar, Inc.                                                       23,000      2,561
Cummins, Inc.                                                           25,000      2,740
DryShips, Inc.(2)(3)                                                   382,000      1,891
Foster Wheeler AG(2)                                                    69,000      2,596
L-3 Communications Holdings, Inc.                                       31,000      2,428
Union Pacific Corp.                                                     27,000      2,655
United Continental Holdings, Inc.(2)(3)                                115,000      2,644
                                                                                ---------
                                                                                   19,988
                                                                                ---------
INFORMATION TECHNOLOGY--18.6%
Amkor Technology, Inc.(2)(3)                                           320,000      2,157
Apple, Inc.(2)                                                           7,300      2,544
Corning, Inc.                                                          122,000      2,517
Hewlett-Packard Co.                                                     53,000      2,171
Intel Corp.                                                            109,000      2,198
International Business Machines Corp.                                   17,000      2,772
QUALCOMM, Inc.                                                          49,000      2,687
Research In Motion Ltd.(2)(3)                                           37,000      2,093
SanDisk Corp.(2)                                                        49,000      2,258
Visa, Inc. Class A                                                      30,000      2,209
                                                                                ---------
                                                                                   23,606
                                                                                ---------
MATERIALS--13.8%
Alcoa, Inc.                                                            154,000      2,718
Cliffs Natural Resources, Inc.                                          13,000      1,278
Du Pont (E.I.) de Nemours & Co.                                         49,000      2,693
Freeport-McMoRan Copper & Gold, Inc.                                    51,000      2,833
Monsanto Co.                                                            38,000      2,746
Nucor Corp.                                                             56,000      2,577
Potash Corp. of Saskatchewan, Inc.                                      45,000      2,652
                                                                                ---------
                                                                                   17,497
                                                                                ---------
TELECOMMUNICATION SERVICES--2.1%
Verizon Communications, Inc.                                            68,000      2,621
                                                                                ---------
TOTAL COMMON STOCKS
(IDENTIFIED COST $86,995)                                                         125,250
                                                                                ---------
TOTAL LONG-TERM INVESTMENTS--98.7%
(IDENTIFIED COST $86,995)                                                         125,250
                                                                                ---------
SHORT-TERM INVESTMENTS--0.5%

MONEY MARKET MUTUAL FUNDS--0.5%
BlackRock Liquidity Funds
   TempFund Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.150%)                                                       696,745        697
                                                                                ---------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $697)                                                                697
                                                                                ---------
SECURITIES LENDING COLLATERAL--11.1%
BlackRock Institutional
   Money Market Trust
   (seven-day effective
   yield 0.252%)(4)                                                  1,157,961      1,158
BlackRock Liquidity Funds
   TempCash Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.160%)(4)                                                 12,866,299     12,866
                                                                                ---------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $14,024)                                                          14,024
                                                                                ---------
TOTAL INVESTMENTS--110.3%
(IDENTIFIED COST $101,716)                                                        139,971(1)

Other assets and liabilities, net--(10.3)%                                        (13,104)
                                                                                ---------
NET ASSETS--100.0%                                                              $ 126,867
                                                                                =========

COUNTRY WEIGHTINGS (Unaudited)+
United States                                     90%
Canada                                             5
Brazil                                             2
Switzerland                                        2
Greece                                             1
                                                 ---
Total                                            100%
                                                 ---

+     % of total investments as of March 31, 2011

FOOTNOTE LEGEND

(1)   Federal Income Tax Information: For tax information at March 31, 2011, see
      Note 8, Federal Income Tax Information in the Notes to Financial
      Statements.

(2)   Non-income producing.

(3)   All or a portion of security is on loan.

(4) Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                                          Level 2 --
                                         Total Value at                   Significant
                                           March 31,        Level 1 --    Observable
                                              2011        Quoted Prices     Inputs
                                         --------------   -------------   -----------
INVESTMENT IN SECURITIES:
Equity Securities:

   Common Stocks                         $      125,250   $     125,250   $        --
   Securities Lending Collateral                 14,024          12,866         1,158
   Short-Term Investments                           697             697            --
                                         --------------   -------------   -----------
Total Investments                        $      139,971   $     138,813   $     1,158
                                         ==============   =============   ===========

There are no Level 3 (significant unobservable inputs) priced securities.

  Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

                        See Notes to Financial Statements

                            VIRTUS MID-CAP CORE FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2011

($ reported in thousands)

                                                                           SHARES   VALUE
                                                                          -------  -------
COMMON STOCKS--96.6%

CONSUMER DISCRETIONARY--11.8%
Choice Hotels International,
   Inc.                                                                     1,220  $    48
John Wiley & Sons, Inc.
   Class A                                                                  1,363       69
Ross Stores, Inc.                                                             760       54
                                                                                   -------
                                                                                       171
                                                                                   -------
CONSUMER STAPLES--9.3%
Brown-Forman Corp.
   Class B(3)                                                                 585       40
Church & Dwight Co., Inc.                                                     775       62
SYSCO Corp.                                                                 1,198       33
                                                                                   -------
                                                                                       135
                                                                                   -------
ENERGY--7.8%
Dresser-Rand Group, Inc.(2)                                                 1,005       54
EQT Corp.                                                                   1,190       59
                                                                                   -------
                                                                                       113
                                                                                   -------
FINANCIALS--15.9%
Brown & Brown, Inc.                                                         2,435       63
Federated Investors, Inc.
   Class B(3)                                                               2,289       61
Realty Income Corp.                                                         1,240       43
T. Rowe Price Group, Inc.                                                     945       63
                                                                                   -------
                                                                                       230
                                                                                   -------
HEALTH CARE--12.6%
Bard (C.R.), Inc.(3)                                                          704       70
DENTSPLY International,
   Inc.                                                                     1,135       42
Waters Corp.(2)                                                               803       70
                                                                                   -------
                                                                                       182
                                                                                   -------
INDUSTRIALS--20.3%
Copart, Inc.(2)(3)                                                          1,575       68
Equifax, Inc.                                                               1,772       69
Expeditors International of
   Washington, Inc.                                                           360       18
Graco, Inc.                                                                 1,020       47
Jacobs Engineering Group,
   Inc.(2)                                                                    570       29
Robinson (C.H.) Worldwide,
   Inc.                                                                       180       13
Rockwell Collins, Inc.                                                        755       49
                                                                                   -------
                                                                                       293
                                                                                   -------
INFORMATION TECHNOLOGY--15.2%
Adobe Systems, Inc.(2)                                                      1,360       45
Dolby Laboratories, Inc.
   Class A(2)(3)                                                              380       19
Intuit, Inc.(2)(3)                                                          1,292       68
Microchip Technology,
   Inc.(3)                                                                  1,210       46
Xilinx, Inc.                                                                1,280       42
                                                                                   -------
                                                                                       220
                                                                                   -------
MATERIALS--3.7%
Sigma-Aldrich Corp.                                                           840       53
                                                                                   -------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,149)                                                             1,397
                                                                                   -------
TOTAL LONG-TERM INVESTMENTS--96.6%
(IDENTIFIED COST $1,149)                                                             1,397
                                                                                   -------
SHORT-TERM INVESTMENTS--6.4%

MONEY MARKET MUTUAL FUNDS--6.4%
BlackRock Liquidity Funds
   TempFund Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.150%)                                                           92,196       92
                                                                                   -------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $92)                                                                   92
                                                                                   -------
SECURITIES LENDING COLLATERAL--21.0%
BlackRock Institutional
   Money Market Trust
   (seven-day effective
   yield 0.252%)(4)                                                        25,068       25
BlackRock Liquidity Funds
   TempCash Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.160%)(4)                                                       278,535      279
                                                                                   -------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $304)                                                                 304
                                                                                   -------
TOTAL INVESTMENTS--124.0%
(IDENTIFIED COST $1,545)                                                             1,793(1)
Other assets and liabilities, net--(24.0)%                                            (347)
                                                                                   -------
NET ASSETS--100.0%                                                                 $ 1,446
                                                                                   =======

FOOTNOTE LEGEND

(1)   Federal Income Tax Information: For tax information at March 31, 2011, see
      Note 8, Federal Income Tax Information in the Notes to Financial
      Statements.

(2)   Non-income producing.

(3)   All or a portion of security is on loan.

(4) Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                                             Level 2 --
                                         Total Value at     Level 1 --       Significant
                                         March 31, 2011   Quoted Prices   Observable Inputs
                                         --------------   -------------   -----------------
INVESTMENT IN SECURITIES:
Equity Securities:
   Common Stocks                         $        1,397   $       1,397   $              --
   Securities Lending Collateral                    304             279                  25
   Short-Term Investments                            92              92                  --
                                         --------------   -------------   -----------------
Total Investments                        $        1,793   $       1,768   $              25
                                         ==============   =============   =================

There are no Level 3 (significant unobservable inputs) priced securities.

  Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

                        See Notes to Financial Statements

                           VIRTUS MID-CAP GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2011

($ reported in thousands)

                                                                       SHARES      VALUE
                                                                     ----------  ---------
COMMON STOCKS--98.6%

CONSUMER DISCRETIONARY--16.5%
Advance Auto Parts, Inc.                                                 14,300  $     939
Aeropostale, Inc.(2)                                                     49,050      1,193
Autoliv, Inc.(3)                                                         13,000        965
Chipotle Mexican Grill, Inc.
   Class A(2)(3)                                                          6,900      1,879
Coach, Inc.                                                              34,900      1,816
Lear Corp.                                                               29,400      1,437
Life Time Fitness, Inc.(2)                                               23,700        884
Panera Bread Co. Class A(2)                                              11,500      1,461
Ross Stores, Inc.                                                        24,200      1,721
Scripps Networks Interactive,
   Inc. Class A                                                          10,500        526
Sotheby's Holdings, Inc.(3)                                              30,100      1,583
TJX Cos., Inc.                                                           14,460        719
Urban Outfitters, Inc.(2)                                                35,300      1,053
                                                                                 ---------
                                                                                    16,176
                                                                                 ---------
CONSUMER STAPLES--2.6%
Corn Products International,
   Inc.                                                                  33,300      1,726
Herbalife Ltd.                                                           10,000        814
                                                                                 ---------
                                                                                     2,540
                                                                                 ---------
ENERGY--3.9%
Cimarex Energy Co.                                                       15,900      1,832
Holly Corp.(3)                                                           18,900      1,149
Whiting Petroleum Corp.(2)                                               11,400        837
                                                                                 ---------
                                                                                     3,818
                                                                                 ---------
FINANCIALS--7.7%
Affiliated Managers Group,
   Inc.(2)                                                                8,100        886
Ameriprise Financial, Inc.                                               14,300        873
Jefferies Group, Inc.(3)                                                 41,300      1,030
Reinsurance Group of
   America, Inc.                                                         30,500      1,915
T. Rowe Price Group, Inc.                                                15,400      1,023
Transatlantic Holdings, Inc.                                             19,000        925
Validus Holdings Ltd.                                                    25,900        863
                                                                                 ---------
                                                                                     7,515
                                                                                 ---------
HEALTH CARE--15.8%
Alexion Pharmaceuticals,
   Inc.(2)                                                               23,900      2,359
Biogen Idec, Inc.(2)                                                     12,500        917
Community Health Systems,
   Inc.(2)                                                               21,200        848
Humana, Inc.(2)                                                          14,590      1,020
Kinetic Concepts, Inc.(2)(3)                                             26,400      1,437
Medicis Pharmaceutical
   Corp. Class A                                                         28,600        916
Mednax, Inc.(2)                                                          15,800      1,053
Mylan, Inc.(2)                                                           61,100      1,385
Myriad Genetics, Inc.(2)                                                 23,900        482
United Therapeutics Corp.(2)(3)                                          11,700        784
Valeant Pharmaceuticals
   International, Inc.(3)                                                14,475        721
Varian Medical Systems,
   Inc.(2)(3)                                                            17,300      1,170
Waters Corp.(2)                                                          13,800      1,199
Watson Pharmaceuticals,
   Inc.(2)(3)                                                            21,500      1,204
                                                                                 ---------
                                                                                    15,495
                                                                                 ---------
INDUSTRIALS--15.8%
CNH Global N.V.(2)                                                       27,900      1,355
Dover Corp.                                                              32,600      2,143
Goodrich Corp.                                                           12,200      1,043
IHS, Inc. Class A(2)                                                     21,500      1,908
Joy Global, Inc.(3)                                                      12,900      1,275
Navistar International Corp.(2)                                          26,400      1,830
Oshkosh Corp.(2)                                                         30,600      1,083
Textron, Inc.(3)                                                         43,300      1,186
Thomas & Betts Corp.(2)                                                  34,000      2,022
Toro Co. (The)                                                           23,800      1,576
                                                                                 ---------
                                                                                    15,421
                                                                                 ---------
INFORMATION TECHNOLOGY--25.8%
Altera Corp.(3)                                                          30,400      1,338
ANSYS, Inc.(2)                                                           26,300      1,425
Atmel Corp.(2)                                                           55,300        754
BMC Software, Inc.(2)                                                    30,100      1,497
CA, Inc.                                                                 54,100      1,308
Dolby Laboratories, Inc.
   Class A(2)(3)                                                         20,100        989
F5 Networks, Inc.(2)                                                      9,300        954
Fairchild Semiconductor
   International, Inc.(2)                                                34,900        635
IAC/InterActive Corp.(2)                                                 27,000        834
Intuit, Inc.(2)                                                          28,200      1,497
Lam Research Corp.(2)                                                    37,800      2,142
Marvell Technology
   Group Ltd.(2)                                                         34,500        537
Micron Technology, Inc.(2)                                               83,000        951
NetApp, Inc.(2)                                                          25,300      1,219
Novellus Systems, Inc.(2)                                                47,100      1,749
Red Hat, Inc.(2)                                                         17,600        799
SanDisk Corp.(2)                                                         19,900        917
Solera Holdings, Inc.                                                    14,700        751
Synopsys, Inc.(2)                                                        44,500      1,231
Teradata Corp.(2)                                                        41,800      2,119
Teradyne, Inc.(2)(3)                                                     92,600      1,649
                                                                                 ---------
                                                                                    25,295
                                                                                 ---------
MATERIALS--5.5%
Albemarle Corp.                                                          14,100        843
Cliffs Natural Resources, Inc.                                           17,900      1,759
Schnitzer Steel Industries,
   Inc. Class A                                                          14,900        968
Walter Energy, Inc.(3)                                                   13,400      1,815
                                                                                 ---------
                                                                                     5,385
                                                                                 ---------
TELECOMMUNICATION SERVICES--3.8%
MetroPCS Communications,
   Inc.(2)                                                              138,700      2,253
NII Holdings, Inc.(2)                                                    35,400      1,475
                                                                                 ---------
                                                                                     3,728
                                                                                 ---------
UTILITIES--1.2%
UGI Corp.                                                                36,900      1,214
                                                                                 ---------
TOTAL COMMON STOCKS
(IDENTIFIED COST $69,383)                                                           96,587
                                                                                 ---------
TOTAL LONG-TERM INVESTMENTS--98.6%
(IDENTIFIED COST $69,383)                                                           96,587
                                                                                 ---------
SHORT-TERM INVESTMENTS--0.6%

MONEY MARKET MUTUAL FUNDS--0.6%
BlackRock Liquidity Funds
   TempFund Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.150%)                                                        583,095        583
                                                                                 ---------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $583)                                                                 583
                                                                                 ---------
SECURITIES LENDING COLLATERAL--16.8%
BlackRock Institutional
   Money Market Trust
   (seven-day effective
   yield 0.252%)(4)                                                   1,355,045      1,355
BlackRock Liquidity Funds
   TempCash Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.160%)(4)                                                  15,056,135     15,056
                                                                                 ---------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $16,411)                                                           16,411
                                                                                 ---------
TOTAL INVESTMENTS--116.0%
(IDENTIFIED COST $86,377)                                                          113,581(1)

Other assets and liabilities, net--(16.0)%                                         (15,704)
                                                                                 ---------
NET ASSETS--100.0%                                                               $  97,877
                                                                                 =========

  Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

                        See Notes to Financial Statements

                           VIRTUS MID-CAP GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

COUNTRY WEIGHTINGS (Unaudited)+
United States                                95%
Bermuda                                       1
Canada                                        1
Cayman Islands                                1
Netherlands                                   1
Sweden                                        1
                                            ---
Total                                       100%
                                            ---

+     % of total investments as of March 31, 2011

FOOTNOTE LEGEND

(1)   Federal Income Tax Information: For tax information at March 31, 2011, see
      Note 8, Federal Income Tax Information in the Notes to Financial
      Statements.

(2)   Non-income producing.

(3)   All or a portion of security is on loan.

(4) Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                                             Level 2 --
                                         Total Value at    Level 1 --        Significant
                                         March 31, 2011   Quoted Prices   Observable Inputs
                                         --------------   -------------   -----------------
INVESTMENT IN SECURITIES:
Equity Securities:
   Common Stocks                         $       96,587   $      96,587   $              --
   Securities Lending Collateral                 16,411          15,056               1,355
   Short-Term Investments                           583             583                  --
                                         --------------   -------------   -----------------
Total Investments                        $      113,581   $     112,226   $           1,355
                                         ==============   =============   =================

There are no Level 3 (significant unobservable inputs) priced securities.

                       See Notes to Financial Statements

                       VIRTUS QUALITY LARGE-CAP VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2011

($ reported in thousands)

                                                                        SHARES      VALUE
                                                                       ---------   --------
COMMON STOCKS--99.4%

CONSUMER DISCRETIONARY--11.9%
Genuine Parts Co.(2)                                                      18,200   $    976
Mattel, Inc.                                                              54,700      1,364
Omnicom Group, Inc.(2)                                                    19,800        972
TJX Cos., Inc.                                                            29,600      1,472
VF Corp.(2)                                                               10,000        985
                                                                                   --------
                                                                                      5,769
                                                                                   --------
CONSUMER STAPLES--11.0%
Coca-Cola Co. (The)                                                       17,500      1,161
Heinz (H.J.) Co.                                                          25,500      1,245
Kimberly-Clark Corp.                                                      23,500      1,534
SYSCO Corp.                                                               50,700      1,404
                                                                                   --------
                                                                                      5,344
                                                                                   --------
ENERGY--12.9%
Apache Corp.                                                               9,600      1,257
Exxon Mobil Corp.                                                         19,600      1,649
National Oilwell Varco, Inc.                                              26,100      2,069
Schlumberger Ltd.                                                         14,100      1,315
                                                                                   --------
                                                                                      6,290
                                                                                   --------
FINANCIALS--24.1%
American Express Co.                                                      32,700      1,478
Bank of New York Mellon
   Corp. (The)                                                            50,600      1,511
Franklin Resources, Inc.                                                   9,800      1,226
JPMorgan Chase & Co.                                                      43,000      1,982
MetLife, Inc.                                                             31,500      1,409
PNC Financial Services
   Group, Inc.                                                            34,700      2,186
Travelers Cos., Inc. (The)                                                32,600      1,939
                                                                                   --------
                                                                                     11,731
                                                                                   --------
HEALTH CARE--10.1%
Becton, Dickinson & Co.                                                   24,500      1,951
Johnson & Johnson                                                         23,400      1,386
Medtronic, Inc.                                                           40,700      1,602
                                                                                   --------
                                                                                      4,939
                                                                                   --------
INDUSTRIALS--10.6%
3M Co.                                                                    20,400      1,907
General Dynamics Corp.                                                    23,600      1,807
Union Pacific Corp.                                                       14,800      1,455
                                                                                   --------
                                                                                      5,169
                                                                                   --------
INFORMATION TECHNOLOGY--10.3%
Microchip Technology, Inc.(2)                                             35,000      1,330
Microsoft Corp.                                                           78,800      1,998
Western Union Co. (The)                                                   80,300      1,668
                                                                                   --------
                                                                                      4,996
                                                                                   --------
MATERIALS--5.2%
Barrick Gold Corp.(2)                                                     20,700      1,074
Nucor Corp.                                                               31,700      1,459
                                                                                   --------
                                                                                      2,533
                                                                                   --------
UTILITIES--3.3%
AGL Resources, Inc.(2)                                                    40,000      1,594
                                                                                   --------
TOTAL COMMON STOCKS
(IDENTIFIED COST $38,784)                                                            48,365
                                                                                   --------
TOTAL LONG-TERM INVESTMENTS--99.4%
(IDENTIFIED COST $38,784)                                                            48,365
                                                                                   --------
SHORT-TERM INVESTMENTS--0.9%

MONEY MARKET MUTUAL FUNDS--0.9%
BlackRock Liquidity Funds
   TempFund Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.150%)                                                         436,776        437
                                                                                   --------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $437)                                                                  437
                                                                                   --------
SECURITIES LENDING COLLATERAL--12.5%

BlackRock Institutional
   Money Market Trust
   (seven-day effective
   yield 0.252%)(3)                                                      501,829        502
BlackRock Liquidity Funds
   TempCash Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.160%)(3)                                                    5,575,911      5,576
                                                                                   --------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $6,078)                                                              6,078
                                                                                   --------
TOTAL INVESTMENTS--112.8%
(IDENTIFIED COST $45,299)                                                            54,880(1)
Other assets and liabilities, net--(12.8)%                                           (6,208)
                                                                                   --------
NET ASSETS--100.0%                                                                 $ 48,672
                                                                                   ========

FOOTNOTE LEGEND

(1)   Federal Income Tax Information: For tax information at March 31, 2011, see
      Note 8, Federal Income Tax Information in the Notes to Financial
      Statements.

(2)   All or a portion of security is on loan.

(3) Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                                              Level 2 --
                                         Total Value at     Level 1 --       Significant
                                         March 31, 2011   Quoted Prices   Observable Inputs
                                         --------------   -------------   -----------------
INVESTMENT IN SECURITIES:
Equity Securities:
   Common Stocks                         $       48,365   $      48,365   $              --
   Securities Lending Collateral                  6,078           5,576                 502
   Short-Term Investments                           437             437                  --
                                         --------------   -------------   -----------------
Total Investments                        $       54,880   $      54,378   $             502
                                         ==============   =============   =================

There are no Level 3 (significant unobservable inputs) priced securities.

  Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

                        See Notes to Financial Statements

                          VIRTUS QUALITY SMALL-CAP FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2011

($ reported in thousands)

                                                                       SHARES      VALUE
                                                                     ----------  ---------
COMMON STOCKS--95.4%

CONSUMER DISCRETIONARY--12.5%
Hillenbrand, Inc.                                                       375,312  $   8,069
John Wiley & Sons, Inc.
   Class A                                                              150,000      7,626
Tempur-Pedic International,
   Inc.(2)(3)                                                           359,900     18,233
                                                                                 ---------
                                                                                    33,928
                                                                                 ---------
CONSUMER STAPLES--4.9%
WD-40 Co.                                                               312,000     13,210
                                                                                 ---------
ENERGY--10.5%
CARBO Ceramics, Inc.(3)                                                  88,250     12,454
World Fuel Services Corp.                                               392,600     15,943
                                                                                 ---------
                                                                                    28,397
                                                                                 ---------
FINANCIALS--21.2%
Ares Capital Corp.(3)                                                   583,600      9,863
Entertainment Properties
   Trust(3)                                                             154,800      7,248
Federated Investors, Inc.
   Class B(3)                                                           475,300     12,714
First Cash Financial Services,
   Inc.(2)                                                              403,800     15,587
Life Partners Holdings, Inc.(3)                                         161,327      1,297
RLI Corp.(3)                                                            123,200      7,102
Suffolk Bancorp(3)                                                      172,700      3,623
                                                                                 ---------
                                                                                    57,434
                                                                                 ---------
HEALTH CARE--8.4%
Landauer, Inc.                                                          109,191      6,717
Owens & Minor, Inc.                                                     379,000     12,310
Young Innovations, Inc.                                                 118,814      3,731
                                                                                 ---------
                                                                                    22,758
                                                                                 ---------
INDUSTRIALS--21.5%
ABM Industries, Inc.                                                    256,000      6,500
CLARCOR, Inc.                                                           218,000      9,795
Graco, Inc.(3)                                                          274,400     12,482
Landstar System, Inc.(3)                                                284,800     13,010
Lincoln Electric Holdings,
   Inc.(3)                                                              170,000     12,906
McGrath RentCorp                                                        136,383      3,719
                                                                                 ---------
                                                                                    58,412
                                                                                 ---------
INFORMATION TECHNOLOGY--13.7%
Cass Information Systems,
   Inc.(3)                                                              174,300      6,848
Computer Services, Inc.                                                 238,667      6,444
Jack Henry & Associates,
   Inc.                                                                 352,200     11,936
Syntel, Inc.                                                            229,031     11,963
                                                                                 ---------
                                                                                    37,191
                                                                                 ---------
MATERIALS--2.7%
Balchem Corp.                                                           198,600      7,452
                                                                                 ---------
TOTAL COMMON STOCKS
(IDENTIFIED COST $183,741)                                                         258,782
                                                                                 ---------
TOTAL LONG-TERM INVESTMENTS--95.4%
(IDENTIFIED COST $183,741)                                                         258,782
                                                                                 ---------
SHORT-TERM INVESTMENTS--4.5%

MONEY MARKET MUTUAL FUNDS--4.5%
BlackRock Liquidity Funds
   TempFund Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.150%)                                                     12,186,022     12,186
                                                                                 ---------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $12,186)                                                           12,186
                                                                                 ---------
SECURITIES LENDING COLLATERAL--20.8%
BlackRock Institutional
   Money Market Trust
   (seven-day effective
   yield 0.252%)(4)                                                   4,673,308      4,673
BlackRock Liquidity Funds
   TempCash Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.160%)(4)                                                  51,925,918     51,926
                                                                                 ---------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $56,599)                                                           56,599
                                                                                 ---------
TOTAL INVESTMENTS--120.7%
(IDENTIFIED COST $252,526)                                                         327,567(1)

Other assets and liabilities, net--(20.7)%                                         (56,085)
                                                                                 ---------
NET ASSETS--100.0%                                                               $ 271,482
                                                                                 =========

FOOTNOTE LEGEND

(1)   Federal Income Tax Information: For tax information at March 31, 2011, see
      Note 8, Federal Income Tax Information in the Notes to Financial
      Statements.

(2)   Non-income producing.

(3)   All or a portion of security is on loan.

(4) Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                                                  Level 2 --
                                              Total Value at     Level 1 --       Significant
                                              March 31, 2011   Quoted Prices   Observable Inputs
                                              --------------   -------------   -----------------
INVESTMENT IN SECURITIES:
Equity Securities:
   Common Stocks                              $      258,782   $     258,782   $              --
   Securities Lending Collateral                      56,599          51,926               4,673
   Short-Term Investments                             12,186          12,186                  --
                                              --------------   -------------   -----------------
Total Investments                             $      327,567   $     322,894   $           4,673
                                              ==============   =============   =================

There are no Level 3 (significant unobservable inputs) priced securities.

     Security abbreviation definitions are located the Key Investment Terms starting on page 2.

                        See Notes to Financial Statements

                           VIRTUS SMALL-CAP CORE FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2011

($ reported in thousands)

                                                                       SHARES      VALUE
                                                                     ----------  ---------
COMMON STOCKS--93.5%

CONSUMER DISCRETIONARY--12.5%
Pool Corp.                                                              256,000  $   6,172
Steiner Leisure Ltd.(2)(3)                                              111,800      5,172
Tempur-Pedic International,
   Inc.(2)(3)                                                           156,800      7,943
                                                                                 ---------
                                                                                    19,287
                                                                                 ---------
ENERGY--2.9%
CARBO Ceramics, Inc.(3)                                                  31,700      4,474
                                                                                 ---------
FINANCIALS--14.4%
Brown & Brown, Inc.                                                     287,600      7,420
Cohen & Steers, Inc.(3)                                                 258,100      7,660
Federated Investors, Inc.
   Class B(3)                                                           268,700      7,188
                                                                                 ---------
                                                                                    22,268
                                                                                 ---------
HEALTH CARE--16.5%
Abaxis, Inc.(2)                                                         183,500      5,292
Computer Programs &
   Systems, Inc.                                                         88,000      5,657
Haemonetics Corp.(2)                                                     73,000      4,784
Owens & Minor, Inc.                                                      72,000      2,339
Techne Corp.                                                            101,800      7,289
                                                                                 ---------
                                                                                    25,361
                                                                                 ---------
INDUSTRIALS--22.4%
Advisory Board Co. (The)(2)                                             108,407      5,583
Copart, Inc.(2)                                                         179,000      7,756
Exponent, Inc.(2)                                                       125,800      5,612
Forward Air Corp.                                                       149,700      4,585
Lincoln Electric Holdings,
   Inc.                                                                  61,300      4,654

INDUSTRIALS--22.4%
RBC Bearings, Inc.(2)                                                    88,300      3,376
Rollins, Inc.(3)                                                        144,000      2,923
                                                                                 ---------
                                                                                    34,489
                                                                                 ---------
INFORMATION TECHNOLOGY--22.7%
ANSYS, Inc.(2)                                                          132,700      7,191
Blackbaud, Inc.(3)                                                      263,300      7,172
FactSet Research Systems,
   Inc.(3)                                                               47,600      4,985
Hittite Microwave Corp.(2)                                              121,200      7,729
Jack Henry & Associates,
   Inc.                                                                 230,500      7,812
                                                                                 ---------
                                                                                    34,889
                                                                                 ---------
MATERIALS--2.1%
Aptargroup, Inc.                                                         65,200      3,268
                                                                                 ---------
TOTAL COMMON STOCKS
(IDENTIFIED COST $104,661)                                                         144,036
                                                                                 ---------
TOTAL LONG-TERM INVESTMENTS--93.5%
(IDENTIFIED COST $104,661)                                                         144,036
                                                                                 ---------
SHORT-TERM INVESTMENTS--6.4%

MONEY MARKET MUTUAL FUNDS--6.4%
BlackRock Liquidity Funds
   TempFund Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.150%)                                                      9,806,540      9,807
                                                                                 ---------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $9,807)                                                             9,807
                                                                                 ---------
SECURITIES LENDING COLLATERAL--19.0%
BlackRock Institutional
   Money Market Trust
   (seven-day effective
   yield 0.252%)(4)                                                   2,408,493     2,408
BlackRock Liquidity Funds
   TempCash Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.160%)(4)                                                  26,761,174     26,761
                                                                                 ---------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $29,169)                                                           29,169
                                                                                 ---------
TOTAL INVESTMENTS--118.9%
(IDENTIFIED COST $143,637)                                                         183,012(1)
Other assets and liabilities, net--(18.9)%                                         (29,149)
                                                                                 ---------
NET ASSETS--100.0%                                                               $ 153,863
                                                                                 =========

FOOTNOTE LEGEND

(1)   Federal Income Tax Information: For tax information at March 31, 2011, see
      Note 8, Federal Income Tax Information in the Notes to Financial
      Statements.

(2)   Non-income producing.

(3)   All or a portion of security is on loan.

(4) Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                                              Level 2 --
                                          Total Value at     Level 1 --       Significant
                                          March 31, 2011   Quoted Prices   Observable Inputs
                                          --------------   -------------   -----------------
INVESTMENT IN SECURITIES:
Equity Securities:
   Common Stocks                          $      144,036   $     144,036   $              --
   Securities Lending Collateral                  29,169          26,761               2,408
   Short-Term Investments                          9,807           9,807                  --
                                          --------------   -------------   -----------------
Total Investments                         $      183,012   $     180,604   $           2,408
                                          ==============   =============   =================

There are no Level 3 (significant unobservable inputs) priced securities.

  Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

                        See Notes to Financial Statements

                    VIRTUS SMALL-CAP SUSTAINABLE GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2011

($ reported in thousands)

                                                                        SHARES      VALUE
                                                                      ----------  ---------
COMMON STOCKS--98.9%

CONSUMER DISCRETIONARY--13.1%
Aaron's, Inc.(3)                                                         113,800  $   2,886
Morningstar, Inc.(3)                                                      43,500      2,540
Pool Corp.(3)                                                            127,100      3,064
                                                                                  ---------
                                                                                      8,490
                                                                                  ---------
CONSUMER STAPLES--4.6%
Hansen Natural Corp.(2)                                                   49,600      2,987
                                                                                  ---------
FINANCIALS--5.1%
Cohen & Steers, Inc.(3)                                                  112,100      3,327
                                                                                  ---------
HEALTH CARE--30.7%
Abaxis, Inc.(2)                                                          118,500      3,418
Bio-Reference Labs, Inc.(2)                                              107,000      2,401
Immucor, Inc.(2)                                                         137,000      2,710
Meridian Bioscience, Inc.(3)                                              95,200      2,284
National Research Corp.                                                   87,746      2,978
Quality Systems, Inc.(3)                                                  32,600      2,717
Techne Corp.                                                              47,000      3,365
                                                                                  ---------
                                                                                     19,873
                                                                                  ---------
INDUSTRIALS--12.8%
Aaon, Inc.                                                                11,222        369
Copart, Inc.(2)(3)                                                        72,500      3,141
Heartland Express, Inc.(3)                                                77,000      1,352
HEICO Corp. Class A                                                       56,100      2,523
Omega Flex, Inc.(2)                                                       69,400        934
                                                                                  ---------
                                                                                      8,319
                                                                                  ---------
INFORMATION TECHNOLOGY--32.6%
ANSYS, Inc.(2)                                                            61,800      3,349
Blackbaud, Inc.                                                           83,000      2,261
FactSet Research Systems,
   Inc.(3)                                                                15,200      1,592
FLIR Systems, Inc.(3)                                                    103,500      3,582
Hittite Microwave Corp.(2)(3)                                             65,200      4,158
LoopNet, Inc.(2)                                                         244,400      3,458
ScanSource, Inc.(2)                                                       72,100      2,739
                                                                                  ---------
                                                                                     21,139
                                                                                  ---------
TOTAL COMMON STOCKS
(IDENTIFIED COST $49,913)                                                            64,135
                                                                                  ---------
TOTAL LONG-TERM INVESTMENTS--98.9%
(IDENTIFIED COST $49,913)                                                            64,135
                                                                                  ---------
SHORT-TERM INVESTMENTS--1.4%

MONEY MARKET MUTUAL FUNDS--1.4%
BlackRock Liquidity Funds
   TempFund Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.150%)                                                         892,106        892
                                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $892)                                                                  892
                                                                                  ---------
SECURITIES LENDING COLLATERAL--29.1%
BlackRock Institutional
   Money Market Trust
   (seven-day effective
   yield 0.252%)(4)                                                    1,560,074      1,560
BlackRock Liquidity Funds
   TempCash Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.160%)(4)                                                   17,334,243     17,334
                                                                                  ---------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $18,894)                                                            18,894
                                                                                  ---------
TOTAL INVESTMENTS--129.4%
(IDENTIFIED COST $69,699)                                                            83,921(1)

Other assets and liabilities, net--(29.4)%                                          (19,083)
                                                                                  ---------
NET ASSETS--100.0%                                                                $  64,838
                                                                                  =========


FOOTNOTE LEGEND

(1)   Federal Income Tax Information: For tax information at March 31, 2011, see
      Note 8, Federal Income Tax Information in the Notes to Financial
      Statements.

(2)   Non-income producing.

(3)   All or a portion of security is on loan.

(4) Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                                               Level 2 --
                                          Total Value at     Level 1 --       Significant
                                          March 31, 2011   Quoted Prices   Observable Inputs
                                          --------------   -------------   -----------------
INVESTMENT IN SECURITIES:
Equity Securities:
   Common Stocks                          $       64,135   $      64,135   $              --
   Securities Lending Collateral                  18,894          17,334               1,560
   Short-Term Investments                            892             892                  --
                                          --------------   -------------   -----------------
Total Investments                         $       83,921   $      82,361   $           1,560
                                          ==============   =============   =================

There are no Level 3 (significant unobservable inputs) priced securities.

  Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

                        See Notes to Financial Statements

                          VIRTUS STRATEGIC GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2011

($ reported in thousands)

                                                                        SHARES      VALUE
                                                                      ----------  --------
COMMON STOCKS--98.5%

CONSUMER DISCRETIONARY--10.2%
American Eagle Outfitters,
   Inc.                                                                  353,365  $  5,615
Gaylord Entertainment Co.(2)                                              70,281     2,437
Guess?, Inc.                                                              20,863       821
Lowe's Cos., Inc.                                                        272,000     7,189
Mohawk Industries, Inc.(2)                                                94,655     5,788
Panera Bread Co. Class A(2)                                               37,195     4,724
Phillips-Van Heusen Corp.                                                 96,015     6,244
Texas Roadhouse, Inc.                                                    263,304     4,474
Williams-Sonoma, Inc.                                                    122,600     4,965
Yum! Brands, Inc.                                                        107,960     5,547
                                                                                  --------
                                                                                    47,804
                                                                                  --------
CONSUMER STAPLES--7.6%
Bunge Ltd.                                                                66,415     4,804
Coca-Cola Enterprises, Inc.                                              178,710     4,879
Herbalife Ltd.                                                            68,786     5,596
PepsiCo, Inc.                                                             73,900     4,760
Philip Morris International,
   Inc.                                                                   95,980     6,299
Procter & Gamble Co. (The)                                                72,370     4,458
Whole Foods Market, Inc.                                                  71,425     4,707
                                                                                  --------
                                                                                    35,503
                                                                                  --------
ENERGY--13.0%
Baker Hughes, Inc.                                                        77,015     5,655
Brigham Exploration Co.(2)                                               134,420     4,998
Cameron International
   Corp.(2)(3)                                                           115,705     6,607
Ensco International plc
   Sponsored ADR(3)                                                       99,505     5,755
Halliburton Co.                                                          114,850     5,724
National Oilwell Varco, Inc.                                              85,545     6,781
Newfield Exploration Co.(2)                                               93,550     7,111
Pioneer Natural Resources
   Co.(3)                                                                 57,870     5,898
SM Energy Co.(3)                                                          95,665     7,097
Superior Energy Services,
   Inc.(2)                                                               122,670     5,030
                                                                                  --------
                                                                                    60,656
                                                                                  --------
FINANCIALS--4.5%
Citigroup, Inc.(2)                                                     1,479,960     6,541
Goldman Sachs Group,
   Inc. (The)                                                             33,890     5,371
PNC Financial Services
   Group, Inc.                                                            76,100     4,794
Richard Ellis (CB) Group,
   Inc. Class A(2)                                                       167,995     4,485
                                                                                  --------
                                                                                    21,191
                                                                                  --------
HEALTH CARE--9.0%
Agilent Technologies, Inc.(2)                                            104,850     4,695
Alexion Pharmaceuticals,
   Inc.(2)                                                                50,425     4,976
Allergan, Inc.                                                            79,880     5,673
Celgene Corp.(2)                                                         117,890     6,782
Express Scripts, Inc.(2)                                                 102,100     5,678
Intuitive Surgical, Inc.(2)(3)                                            13,610     4,538
Stryker Corp.                                                             92,600     5,630
Warner Chilcott plc Class A(3)                                           163,850     3,815
                                                                                  --------
                                                                                    41,787
                                                                                  --------
INDUSTRIALS--13.8%
ABB Ltd. Sponsored
   ADR(2)(3)                                                             231,610     5,603
Atlas Air Worldwide
   Holdings, Inc.(2)                                                      41,300     2,879
Caterpillar, Inc.                                                         72,800     8,106
CLARCOR, Inc.                                                            130,410     5,859
Emerson Electric Co.                                                     127,150     7,429
Joy Global, Inc.                                                          59,065     5,836
Manpower, Inc.                                                            74,550     4,688
Owens Corning, Inc.(2)                                                    66,470     2,392
PACCAR, Inc.                                                             110,745     5,798
Timken Co. (The)                                                          67,936     3,553
Union Pacific Corp.                                                       63,100     6,205
United Technologies Corp.                                                 69,955     5,922
                                                                                  --------
                                                                                    64,270
                                                                                  --------
INFORMATION TECHNOLOGY--33.5%
Alcatel-Lucent S.A.
   Sponsored ADR(2)(3)                                                 1,169,230     6,793
Amdocs Ltd.(2)                                                           200,875     5,795
Apple, Inc.(2)                                                            41,280    14,384
ASML Holding N.V.                                                        112,635     5,012
AU Optronics Corp.
   Sponsored ADR(2)                                                      540,390     4,745
Autodesk, Inc.(2)                                                        171,200     7,552
Broadcom Corp. Class A                                                   119,795     4,717
Cisco Systems, Inc.                                                      371,215     6,366
Citrix Systems, Inc.(2)                                                   83,330     6,121
EMC Corp.(2)                                                             353,420     9,383
Google, Inc. Class A(2)                                                   19,275    11,299
International Business
   Machines Corp.                                                         40,900     6,670
Juniper Networks, Inc.(2)                                                100,000     4,208
KLA-Tencor Corp.                                                         144,495     6,845
Marvell Technology Group
   Ltd.(2)                                                               292,715     4,552
Microsoft Corp.                                                          274,695     6,966
NetApp, Inc.(2)                                                           86,610     4,173
NVIDIA Corp.(2)                                                          187,625     3,464
Oracle Corp.                                                             285,075     9,513
QUALCOMM, Inc.                                                           169,870     9,314
SAP AG Sponsored ADR(3)                                                   78,865     4,839
SuccessFactors, Inc.(2)                                                  130,105     5,086
Symantec Corp.(2)                                                        258,000     4,783
Teradata Corp.(2)                                                         73,425     3,723
                                                                                  --------
                                                                                   156,303
                                                                                  --------
MATERIALS--6.9%
Agrium, Inc.                                                              67,060     6,187
FMC Corp.                                                                 58,885     5,001
Freeport-McMoRan Copper
   & Gold, Inc.                                                           78,540     4,363
Huntsman Corp.                                                           261,985     4,553
Monsanto Co.                                                              98,290     7,103
Solutia, Inc.(2)                                                         187,690     4,767
                                                                                  --------
                                                                                    31,974
                                                                                  --------
TOTAL COMMON STOCKS
(IDENTIFIED COST $332,246)                                                         459,488
                                                                                  --------
EXCHANGE-TRADED FUNDS--1.3%
SPDR(R) S&P(R) Homebuilders
   ETF(3)                                                                318,600     5,802
                                                                                  --------
TOTAL EXCHANGE-TRADED FUNDS
(IDENTIFIED COST $5,263)                                                             5,802
                                                                                  --------
TOTAL LONG-TERM INVESTMENTS--99.8%
(IDENTIFIED COST $337,509)                                                         465,290
                                                                                  --------
SHORT-TERM INVESTMENTS--0.4%

MONEY MARKET MUTUAL FUNDS--0.4%
BlackRock Liquidity Funds
   TempFund Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.150%)                                                       1,866,781     1,867
                                                                                  --------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,867)                                                             1,867
                                                                                  --------
SECURITIES LENDING COLLATERAL--7.9%
BlackRock Institutional
   Money Market Trust
   (seven-day effective
   yield 0.252%)(4)                                                    3,051,345     3,051
BlackRock Liquidity Funds
   TempCash Portfolio --
   Institutional Shares
   (seven-day effective
   yield 0.160%)(4)                                                   33,904,014    33,904
                                                                                  --------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $36,955)                                                           36,955
                                                                                  --------
TOTAL INVESTMENTS--108.1%
(IDENTIFIED COST $376,331)                                                         504,112(1)

Other assets and liabilities, net--(8.1)%                                          (37,812)
                                                                                  --------
NET ASSETS--100.0%                                                                $466,300
                                                                                  ========

  Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

                        See Notes to Financial Statements

                          VIRTUS STRATEGIC GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

COUNTRY WEIGHTINGS (Unaudited)+
United States                                88%
Bermuda                                       2
United Kingdom                                2
Canada                                        1
Cayman Islands                                1
France                                        1
Switzerland                                   1
Other                                         4
                                            ---
Total                                       100%
                                            ---

+     % of total investments as of March 31, 2011

FOOTNOTE LEGEND

(1)   Federal Income Tax Information: For tax information at March 31, 2011, see
      Note 8, Federal Income Tax Information in the Notes to Financial
      Statements.

(2)   Non-income producing.

(3)   All or a portion of security is on loan.

(4) Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                                                  Level 2 --
                                              Total Value at     Level 1 --       Significant
                                              March 31, 2011   Quoted Prices   Observable Inputs
                                              --------------   -------------   -----------------
INVESTMENT IN SECURITIES:
Equity Securities:
   Common Stocks                              $      459,488   $     459,488    $             --
   Exchange-Traded Funds                               5,802           5,802                  --
   Securities Lending Collateral                      36,955          33,904               3,051
   Short-Term Investments                              1,867           1,867                  --
                                              --------------   -------------   -----------------
Total Investments                             $      504,112   $     501,061    $          3,051
                                              ==============   =============   =================

There are no Level 3 (significant unobservable inputs) priced securities.

                       See Notes to Financial Statements

                        VIRTUS TACTICAL ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2011

($ reported in thousands)

                                                                                  PAR
                                                                                  VALUE            VALUE
                                                                                ---------        ---------
U.S. GOVERNMENT SECURITIES -- 6.1%
U.S. Treasury Bond
   3.500%, 2/15/39                                                              $   4,915        $   4,121
U.S. Treasury Note
   1.125%, 12/15/12                                                                 1,560            1,572
   2.625%, 6/30/14                                                                    635              660
   3.250%, 12/31/16                                                                 1,975            2,053
   2.625%, 8/15/20(5)                                                               4,135            3,879
                                                                                                 ---------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $12,215)                                                                           12,285
                                                                                                 ---------

MUNICIPAL BONDS -- 0.2%

CALIFORNIA -- 0.2%
Metropolitan Water District
   of Southern California
   Build America Bonds,
   Taxable Series A,
   6.947%, 7/1/40                                                                      70               73
State of California,
   Build America Bonds
   7.600%, 11/1/40                                                                    295              323
                                                                                                 ---------
                                                                                                       396
                                                                                                 ---------

NEW JERSEY -- 0.0%
State Turnpike Authority,
   Build America Bonds,
   Taxable Series A,
   7.102%, 1/1/41                                                                      75               81
                                                                                                 ---------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $443)                                                                                 477
                                                                                                 ---------

MORTGAGE-BACKED SECURITIES -- 13.7%

AGENCY -- 10.7%
FHLMC
   6.500%, 4/1/31                                                                   1,535            1,734
   5.000%, 1/1/35                                                                   1,756            1,845
FHLMC REMICs
   JA-2777
   4.500%, 11/15/17                                                                    84               86
   CH-2904
   4.500%, 4/15/19                                                                    300              313
FNMA
   4.500%, 12/1/18                                                                    391              414
   4.000%, 7/1/19                                                                     350              366
   0.000%, 10/9/19                                                                    450              306
   4.500%, 11/1/20                                                                    557              589
   6.000%, 11/1/31                                                                    142              157
   5.500%, 7/1/34                                                                   1,028            1,106
   6.000%, 11/1/34                                                                  2,654            2,915
   5.500%, 3/1/36                                                                     979            1,052
   6.000%, 1/1/37                                                                   1,012            1,105
   6.500%, 5/1/37                                                                     454              510
   6.000%, 6/1/37                                                                     485              534
   6.500%, 7/1/37                                                                     711              798
   6.000%, 9/1/37                                                                     223              243
   6.000%, 2/1/38                                                                     170              185
   6.500%, 3/1/38                                                                   1,735            1,963
   5.500%, 4/1/38                                                                     187              202
   6.000%, 11/1/38                                                                    679              740
   6.000%, 8/1/39                                                                   1,025            1,125
   5.500%, 9/1/39                                                                     441              475
   4.500%, 9/1/40                                                                     642              658
FNMA REMICs 03-42, HC
   4.500%, 12/25/17                                                                   113              118
GNMA 11-49, A
   2.450%, 11/16/16                                                                 1,815            1,841
                                                                                                 ---------
                                                                                                    21,380
                                                                                                 ---------

NON-AGENCY -- 3.0%
Banc of America Commercial
   Mortgage, Inc. 06-2, A3
   5.713%, 5/10/45(3)                                                                 955              992
Bear Stearns Commercial
   Mortgage Securities
   05-PWR9, A4B
   4.943%, 9/11/42                                                                    435              450
Citigroup/Deutsche Bank
   Commercial Mortgage Trust
   05 CD1, AJ
   5.222%, 7/15/44(3)                                                                 400              390
Commercial Mortgage
   Pass-Through Certificates
   07-C9, A4
   5.815%, 12/10/49(3)                                                                215              233
Credit Suisse Mortgage
   Capital Certificates
   06-C1, A3
   5.441%, 2/15/39(3)                                                                  45               47
   06-C5, A3
   5.311%, 12/15/39                                                                   270              284
Morgan Stanley Capital I
   07-T27, AJ
   5.646%, 6/11/42(3)                                                                 400              390
   07-T27, A4
   5.646%, 6/11/42(3)                                                                 685              752
   05-IQ10, A4B
   5.284%, 9/15/42(3)                                                                 310              324
   06-IQ11, A4
   5.726%, 10/15/42(3)                                                                760              833
Wachovia Bank Commercial
   Mortgage Trust
   06-C26, A3
   6.011%, 6/15/45(3)                                                                 830              904
   06-C28, AM
   5.603%, 10/15/48(3)                                                                405              407
                                                                                                 ---------
                                                                                                     6,006
                                                                                                 ---------
TOTAL MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $26,531)                                                                           27,386
                                                                                                 ---------

ASSET-BACKED SECURITIES -- 0.0%

Associates Manufactured Housing
   Pass-Through Certificate
   97-2, A6
   7.075%, 3/15/28                                                                     66               67
                                                                                                 ---------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $66)                                                                                   67
                                                                                                 ---------

CORPORATE BONDS -- 17.5%

CONSUMER DISCRETIONARY -- 2.8%
AMC Entertainment Holdings,
   Inc. 144A
   9.750%, 12/1/20(4)                                                                 150              161
Ameristar Casinos, Inc.
   9.250%, 6/1/14                                                                     485              535
   144A
   7.500%, 4/15/21(4)                                                                  75               74
Bon-Ton Stores, Inc. (The)
   10.250%, 3/15/14                                                                   290              299
Brown Shoe Co., Inc.
   8.750%, 5/1/12                                                                     265              267
Cequel Communications
   Holdings I LLC/Cequel
   Capital Corp. 144A
   8.625%, 11/15/17(4)                                                                120              126
DineEquity, Inc. 144A
   9.500%, 10/30/18(4)                                                                 50               54
Fortune Brands, Inc.
   3.000%, 6/1/12                                                                     360              366
HOA Restaurant Group
   LLC/HOA Finance Corp. 144A
   11.250%, 4/1/17(4)                                                                  80               82
Home Depot, Inc.
   4.400%, 4/1/21                                                                     155              155
Landry's Holdings, Inc. 144A
   11.500%, 6/1/14(4)                                                                 190              189
NBC Universal, Inc.
   144A
   2.100%, 4/1/14(4)                                                                  230              229
   144A
   4.375%, 4/1/21(4)                                                                  230              220
Nebraska Book Co., Inc.
   10.000%, 12/1/11                                                                   345              354
   8.625%, 3/15/12(5)                                                                  40               35
Payless Shoesource, Inc.
   8.250%, 8/1/13                                                                     395              402
Peninsula Gaming
   LLC/Peninsula Gaming Corp.
   10.750%, 8/15/17                                                                   140              154
Rent-A-Center, Inc. 144A
   6.625%, 11/15/20(4)                                                                400              396
Scientific Games International, Inc.
   9.250%, 6/15/19                                                                    210              232
Time Warner Cable, Inc.
   5.000%, 2/1/20                                                                     375              379
Unitymedia Hessen GmbH &
   Co. KG/Unitymedia NRW
   GmbH 144A
   8.125%, 12/1/17(4)                                                                 180              190
Univision Communications, Inc.
   144A
   7.875%, 11/1/20(4)                                                                  60               64
Valassis Communications, Inc.
   144A
   6.625%, 2/1/21(4)                                                                  280              273
Visteon Corp. 144A
   6.750%, 4/15/19(4)                                                                  75               75
WMG Holdings Corp.
   9.500%, 12/15/14(3)(5)                                                             305              313
                                                                                                 ---------
                                                                                                     5,624
                                                                                                 ---------

  Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

                        See Notes to Financial Statements

                        VIRTUS TACTICAL ALLOCATION FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

                                                                                  PAR
                                                                                  VALUE            VALUE
                                                                                ---------        ---------
CONSUMER STAPLES -- 0.8%
Altria Group, Inc.
   9.250%, 8/6/19                                                               $     495        $     646
Archer Daniels Midland Co.
   5.765%, 3/1/41                                                                     155              159
Beverages & More, Inc. 144A
   9.625%, 10/1/14(4)                                                                 265              280
C&S Group Enterprises LLC
   144A
   8.375%, 5/1/17(4)(5)                                                                15               15
Kraft Foods, Inc.
   2.625%, 5/8/13                                                                     130              133
   6.125%, 2/1/18                                                                     215              240
Rite Aid Corp.
   6.875%, 8/15/13                                                                     45               43
                                                                                                 ---------
                                                                                                     1,516
                                                                                                 ---------

ENERGY -- 1.0%
Aquilex Holdings LLC/Aquilex
   Finance Corp.
   11.125%, 12/15/16                                                                  205              217
Clayton Williams Energy, Inc.
   144A
   7.750%, 4/1/19(4)                                                                  245              246
El Paso Pipeline Partners
   Operating Co. LLC
   4.100%, 11/15/15                                                                   280              287
Inergy LP/Inergy Finance Corp.
   144A
   6.875%, 8/1/21(4)                                                                  295              308
Linn Energy LLC/Linn Energy
   Finance Corp. 144A
   7.750%, 2/1/21(4)                                                                   65               70
Petrobras International Finance Co.
   5.375%, 1/27/21                                                                    250              251
Petropower I Funding Trust 144A
   7.360%, 2/15/14(4)                                                                 586              596
                                                                                                 ---------
                                                                                                     1,975
                                                                                                 ---------

FINANCIALS -- 9.1%
AFLAC, Inc.
   6.450%, 8/15/40                                                                    325              326
Ally Financial, Inc.
   0.000%, 6/15/15                                                                    280              219
American Express Co.
   7.250%, 5/20/14                                                                    390              444
Aviv Healthcare Properties LP
   144A
   7.750%, 2/15/19(4)                                                                 170              178
Bank of America Corp.
   5.750%, 8/15/16                                                                    390              412
   5.625%, 7/1/20                                                                     340              349
Barclays Bank plc
   2.375%, 1/13/14                                                                    275              277
   Series 1,
   5.000%, 9/22/16                                                                    345              366
Bear Stearns Cos., Inc. LLC (The)
   7.250%, 2/1/18                                                                     295              344
Capital One
   Financial Corp.
   7.375%, 5/23/14                                                                    410              471
   Capital IV 8.875%, 5/15/40(7)                                                      150              158
Citigroup, Inc.
   5.000%, 9/15/14                                                                    305              318
   4.875%, 5/7/15                                                                     200              206
CNA Financial Corp.
   5.875%, 8/15/20                                                                    390              403
CNL Income Properties, Inc. 144A
   7.250%, 4/15/19(4)                                                                 245              243
Credit Suisse New York
   5.000%, 5/15/13                                                                    295              315
CVS Pass-Through Trust 144A
   7.507%, 1/10/32(4)                                                                 147              168
Dai-Ichi Life Insurance Co.,
   Ltd. (The) 144A
   7.250%, 12/31/49(3)(4)                                                             265              262
Developers Diversified Realty Corp.
   7.875%, 9/1/20                                                                     345              396
Digital Realty Trust LP
   5.250%, 3/15/21                                                                    360              354
Duke Realty LP
   5.950%, 2/15/17                                                                    390              421
E*Trade Financial Corp.
   7.375%, 9/15/13                                                                    100              101
   7.875%, 12/1/15                                                                     80               81
Ford Motor Credit Co., LLC
   6.625%, 8/15/17                                                                    270              289
General Electric Capital Corp.
   2.800%, 1/8/13                                                                     550              563
   4.375%, 9/16/20                                                                    355              345
   5.300%, 2/11/21                                                                    160              162
Genworth Global Funding Trusts
   7.625%, 9/24/21                                                                     80               80
Goldman Sachs Group, Inc. (The)
   3.700%, 8/1/15                                                                     110              111
   6.000%, 6/15/20                                                                    255              270
HSBC Holdings PLC
   5.100%, 4/5/21                                                                     240              241
Icahn Enterprises LP/Icahn
   Enterprises Finance Corp.
   8.000%, 1/15/18                                                                    290              299
International Lease Finance Corp.
   144A
   8.875%, 9/15/15(4)                                                                  30               33
   144A
   9.000%, 3/15/17(4)                                                                 130              147
JPMorgan Chase & Co.
   5.125%, 9/15/14                                                                    340              365
   3.700%, 1/20/15                                                                    235              242
Kennedy-Wilson, Inc. 144A
   8.750%, 4/1/19(4)                                                                   75               74
KeyCorp 5.100%, 3/24/21                                                               240              238
Lloyds TSB Bank plc
   4.875%, 1/21/16                                                                    150              155
   6.375%, 1/21/21                                                                    230              240
Macquarie Bank Ltd.
   6.625%, 4/7/21                                                                     170              170
Macquarie Group Ltd. 144A
   6.250%, 1/14/21(4)                                                                 390              394
MetLife, Inc.
   2.375%, 2/6/14                                                                     175              175
Metropolitan Life Global Funding I
   144A
   2.875%, 9/17/12(4)                                                                 480              489
Morgan Stanley
   6.000%, 4/28/15                                                                    390              425
   6.625%, 4/1/18                                                                     395              434
Nomura Holdings, Inc.
   4.125%, 1/19/16                                                                    300              297
Protective Life Secured Trust
   4.000%, 4/1/11                                                                     550              550
Prudential Financial, Inc.
   3.625%, 9/17/12                                                                    570              587
Rabobank Nederland NV
   2.125%, 10/13/15                                                                   415              400
   144A
   11.000%, 6/29/49(3)(4)                                                             400              521
Regions Financial Corp.
   0.479%, 6/26/12(3)                                                                 865              835
   4.875%, 4/26/13                                                                    255              259
   5.750%, 6/15/15                                                                    255              260
Royal Bank of Scotland plc (The)
   4.375%, 3/16/16                                                                    155              156
   5.625%, 8/24/20                                                                    370              369
SunTrust Banks, Inc.
   5.250%, 11/5/12                                                                    435              458
   3.600%, 4/15/16                                                                    230              229
Wachovia Bank NA
   5.000%, 8/15/15                                                                    220              235
Wells Fargo & Co.
   3.676%, 6/15/16                                                                    235              236
   4.600%, 4/1/21                                                                     160              158
                                                                                                 ---------
                                                                                                    18,303
                                                                                                 ---------

HEALTH CARE -- 0.3%
Boston Scientific Corp.
   6.000%, 1/15/20                                                                    140              147
Valeant Pharmaceuticals
   International, Inc. 144A
   7.250%, 7/15/22(4)                                                                 390              379
                                                                                                 ---------
                                                                                                       526
                                                                                                 ---------
INDUSTRIALS -- 0.7%
Avis Budget Car Rental LLC/Avis
   Budget Finance, Inc.
   7.625%, 5/15/14                                                                    101              104
Cenveo Corp.
   7.875%, 12/1/13                                                                    415              406
DynCorp International, Inc. 144A
   10.375%, 7/1/17(4)                                                                  60               65
Hutchison Whampoa International
   Ltd. 144A
   5.750%, 9/11/19(4)                                                                 165              177
Sheridan Group, Inc. (The)
   10.250%, 8/15/11                                                                   350              351
Valmont Industries, Inc.
   6.625%, 4/20/20                                                                    205              212
                                                                                                 ---------
                                                                                                     1,315
                                                                                                 ---------
INFORMATION TECHNOLOGY -- 0.5%
Dell, Inc. 4.625%, 4/1/21                                                             240              237
Freescale Semiconductor, Inc.
   8.875%, 12/15/14                                                                   295              307

  Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

                        See Notes to Financial Statements

                         VIRTUS TACTICAL ALLOCATION FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

                                                                                  PAR
                                                                                  VALUE            VALUE
                                                                                ---------        ---------
INFORMATION TECHNOLOGY -- CONTINUED
Intuit, Inc.
   5.750%, 3/15/17                                                              $      70        $      76
Lender Processing Services, Inc.
   8.125%, 7/1/16                                                                     385              403
                                                                                                 ---------
                                                                                                     1,023
                                                                                                 ---------

MATERIALS -- 0.9%
AEP Industries, Inc.
   7.875%, 3/15/13                                                                    330              331
Ball Corp.
   6.750%, 9/15/20                                                                     85               89
Boise Paper Holdings
   LLC/Boise Finance Co.
   8.000%, 4/1/20                                                                     140              152
Corp Nacional del Cobre
   de Chile 144A
   3.750%, 11/4/20(4)                                                                 100               94
Dow Chemical Co. (The)
   5.900%, 2/15/15                                                                    360              399
   4.250%, 11/15/20                                                                   145              138
Huntsman International LLC
   8.625%, 3/15/20                                                                     40               44
Pretium Packaging LLC/Pretium
   Finance, Inc. 144A
   11.500%, 4/1/16(4)                                                                  90               91
Reynolds Group Holdings,
   Inc./Reynolds Group Issuer
   LLC 144A
   8.250%, 2/15/21(4)                                                                 335              333
Solutia, Inc.
   7.875%, 3/15/20                                                                     85               93
                                                                                                 ---------
                                                                                                     1,764
                                                                                                 ---------

TELECOMMUNICATION SERVICES -- 1.2%
Cincinnati Bell, Inc.
   8.375%, 10/15/20                                                                   405              399
Clearwire Communications
   LLC/Clearwire Finance, Inc. 144A
   12.000%, 12/1/17(4)(5)                                                             365              391
GCI, Inc.
   8.625%, 11/15/19                                                                   170              187
Global Crossing Ltd.
   12.000%, 9/15/15                                                                   165              189
Hughes Network Systems
   LLC/HNS Finance Corp.
   9.500%, 4/15/14                                                                    290              301
NII Capital Corp.
   8.875%, 12/15/19                                                                   220              243
   7.625%, 4/1/21                                                                      75               77
Telcordia Technologies, Inc. 144A
   11.000%, 5/1/18(4)                                                                 300              335
Virgin Media Finance plc

   8.375%, 10/15/19                                                                   165              187
Windstream Corp.
   8.125%, 9/1/18                                                                      45               48
   7.000%, 3/15/19                                                                    120              122
                                                                                                 ---------
                                                                                                     2,479
                                                                                                 ---------

UTILITIES -- 0.2%
Calpine Corp.
   144A
   7.875%, 7/31/20(4)                                                                  50               54
   144A
   7.500%, 2/15/21(4)                                                                 130              135
CMS Energy Corp.
   6.250%, 2/1/20                                                                     245              257
                                                                                                 ---------
                                                                                                       446

TOTAL CORPORATE BONDS
(IDENTIFIED COST $33,729)                                                                           34,971
                                                                                                 ---------

LOAN AGREEMENTS -- 1.2%

CONSUMER DISCRETIONARY -- 0.5%
KAR Holdings, Inc. Tranche B
   2.750%, 10/21/13                                                                   469              469
Playboy Enterprises
   6.500%, 3/6/17                                                                     250              247
Transtar Industries, Inc.
   8.500%, 12/21/17                                                                   150              154
                                                                                                 ---------
                                                                                                       870
                                                                                                 ---------

CONSUMER STAPLES -- 0.2%
Roundy's Supermarkets, Inc.
   8.000%, 4/16/16                                                                    450              457
                                                                                                 ---------
ENERGY -- 0.1%
Walter Industries, Inc.
   0.000%, 2/3/18                                                                     200              201
                                                                                                 ---------
FINANCIALS -- 0.1%
American General (Springleaf)
   Financial Services
   5.500%, 4/21/15                                                                    265              266
                                                                                                 ---------
INDUSTRIALS -- 0.2%
Vertrue, Inc./Velo Acquisition, Inc.
   5.000%, 8/16/14                                                                    367              329
                                                                                                 ---------
TELECOMMUNICATION SERVICES -- 0.1%
Level 3 Communications, Inc.
   Tranche A,
   2.250%, 3/13/14                                                                    275              267
                                                                                                 ---------
TOTAL LOAN AGREEMENTS
(IDENTIFIED COST $2,346)                                                                             2,390
                                                                                                 ---------

                                                                                 SHARES
                                                                                ---------
PREFERRED STOCK -- 0.7%

FINANCIALS -- 0.7%
Ally Financial, Inc. Series A,
   8.50%(3)                                                                         3,800               94
Citigroup Capital XIII
   7.875%(3)                                                                        7,000              192
GMAC Capital Trust I
   8.125%(3)                                                                       16,200              413
ING Capital Funding
   Trust III(3)                                                                       475              463
JPMorgan Chase & Co.
   Series 1, 7.90%(3)                                                                 189              207
                                                                                                 ---------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $1,293)                                                                             1,369
                                                                                                 ---------

COMMON STOCKS -- 55.7%

CONSUMER DISCRETIONARY -- 8.1%
Amazon.com, Inc. (2)                                                               14,000            2,522
AutoZone, Inc.(2)                                                                   8,400            2,298
Best Buy Co., Inc.                                                                 72,000            2,068
Comcast Corp. Class A                                                              91,000            2,249
Darden Restaurants, Inc.                                                           47,000            2,309
Lululemon Athletica, Inc.(2)                                                       29,000            2,582
McDonald's Corp.                                                                   28,000            2,131
                                                                                                 ---------
                                                                                                    16,159
                                                                                                 ---------

CONSUMER STAPLES -- 2.2%
Altria Group, Inc.                                                                 88,000            2,291
PepsiCo, Inc.                                                                      32,000            2,061
                                                                                                 ---------
                                                                                                     4,352
                                                                                                 ---------

ENERGY -- 10.5%
Chesapeake Energy Corp.                                                            70,000            2,347
Chevron Corp.                                                                      23,000            2,471
ConocoPhillips                                                                     28,000            2,236
El Paso Corp.                                                                     119,000            2,142
Halliburton Co.                                                                    49,000            2,442
Massey Energy Co. (5)                                                              33,000            2,256
Occidental Petroleum Corp.                                                         23,000            2,403
Petroleo Brasileiro S.A. ADR                                                       61,000            2,466
Williams Cos., Inc. (The)                                                          73,000            2,276
                                                                                                 ---------
                                                                                                    21,039
                                                                                                 ---------

FINANCIALS -- 3.2%
Bank of America Corp.                                                             153,000            2,039
Citigroup, Inc.(2)                                                                506,000            2,237
Goldman Sachs Group,
   Inc. (The)                                                                      13,000            2,060
                                                                                                 ---------
                                                                                                     6,336
                                                                                                 ---------

HEALTH CARE -- 3.4%
Biogen Idec, Inc.(2)                                                               33,000            2,422
Gilead Sciences, Inc.(2)                                                           53,000            2,249
UnitedHealth Group, Inc.                                                           49,000            2,215
                                                                                                 ---------
                                                                                                     6,886
                                                                                                 ---------

INDUSTRIALS -- 9.0%
Alaska Air Group, Inc.(2)                                                          35,000            2,220
Caterpillar, Inc.                                                                  24,000            2,672
Cummins, Inc.                                                                      22,000            2,412
DryShips, Inc.(2)(5)                                                              378,000            1,871
Foster Wheeler AG(2)                                                               57,000            2,144

  Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

                        See Notes to Financial Statements

                         VIRTUS TACTICAL ALLOCATION FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

                                                                                 SHARES            VALUE
                                                                                ---------        ---------
INDUSTRIALS -- CONTINUED
L-3 Communications
   Holdings, Inc.                                                                  27,000        $   2,114
Union Pacific Corp.                                                                23,000            2,262
United Continental
   Holdings, Inc.(2)(5)                                                            99,000            2,276
                                                                                                 ---------
                                                                                                    17,971
                                                                                                 ---------

INFORMATION TECHNOLOGY -- 10.8%
Amkor Technology, Inc.(2)(5)                                                      343,000            2,312
Apple, Inc.(2)                                                                      6,300            2,195
Corning, Inc.                                                                     103,000            2,125
Hewlett-Packard Co.                                                                53,000            2,171
Intel Corp.                                                                        99,000            1,997
International Business
   Machines Corp.                                                                  13,000            2,120
QUALCOMM, Inc.                                                                     40,000            2,193
Research In Motion Ltd.(2)(5)                                                      34,000            1,923
SanDisk Corp.(2)                                                                   51,000            2,351
Visa, Inc. Class A                                                                 30,000            2,209
                                                                                                 ---------
                                                                                                    21,596
                                                                                                 ---------

MATERIALS -- 7.4%
Alcoa, Inc.                                                                       138,000            2,436
Cliffs Natural Resources, Inc.                                                     11,000            1,081
Du Pont (E.I.) de Nemours
   & Co.                                                                           44,000            2,419
Freeport-McMoRan Copper
   & Gold, Inc.                                                                    42,000            2,333
Monsanto Co.                                                                       31,000            2,240
Nucor Corp.                                                                        45,000            2,071
Potash Corp. of
   Saskatchewan, Inc.                                                              39,000            2,298
                                                                                                 ---------
                                                                                                    14,878
                                                                                                 ---------

TELECOMMUNICATION SERVICES -- 1.1%
Verizon Communications, Inc.                                                       59,000            2,274
                                                                                                 ---------
TOTAL COMMON STOCKS
(IDENTIFIED COST $77,971)                                                                          111,491
                                                                                                 ---------

TOTAL LONG-TERM INVESTMENTS -- 95.1%
(IDENTIFIED COST $154,594)                                                                         190,436
                                                                                                 ---------

SHORT-TERM INVESTMENTS -- 7.0%

MONEY MARKET MUTUAL FUNDS -- 7.0%
BlackRock Liquidity Funds
   TempFund Portfolio  -
   Institutional Shares
   (seven-day effective
   yield 0.150%)                                                               13,908,522           13,909
                                                                                                 ---------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $13,909)                                                                           13,909
                                                                                                 ---------

SECURITIES LENDING COLLATERAL -- 5.3%
BlackRock Institutional
   Money Market Trust
   (seven-day effective
   yield 0.252%)(6)                                                               869,445              869
BlackRock Liquidity Funds
   TempCash Portfolio  -
   Institutional Shares
   (seven-day effective
   yield 0.160%)(6)                                                             9,660,552            9,661
                                                                                                 ---------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $10,530)                                                                           10,530
                                                                                                 ---------
TOTAL INVESTMENTS -- 107.4%
(IDENTIFIED COST $179,033)                                                                         214,875(1)
Other assets and liabilities, net -- (7.4)%                                                        (14,893)
                                                                                                 ---------
NET ASSETS -- 100.0%                                                                             $ 199,982
                                                                                                 =========

COUNTRY WEIGHTINGS (Unaudited)+
United States                               91%
Canada                                        3
Brazil                                        1
Greece                                        1
Netherlands                                   1
Switzerland                                   1
United Kingdom                                1
Other                                         1
                                          -----
Total                                       100%
                                          =====

+     % of total investments as of March 31, 2011

FOOTNOTE LEGEND

(1)   Federal Income Tax Information: For tax information at March 31, 2011, see
      Note 8, Federal Income Tax Information in the Notes to Financial
      Statements.

(2)   Non-income producing.

(3) Variable or step coupon security; interest rate shown reflects the rate in effect at March 31, 2011.

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, these securities amounted to a value of $8,211 of net assets.

(5)   All or a portion of security is on loan.

(6) Represents security purchased with cash collateral received for securities on loan.

(7)   Interest payments may be deferred.

  Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

                        See Notes to Financial Statements

                        VIRTUS TACTICAL ALLOCATION FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                                     Level 2 -       Level 3 -
                                                                    Significant    Significant
                                   Total Value at      Level 1 -    Observable    Unobservable
                                   March 31, 2011   Quoted Prices     Inputs          Inputs
                                   --------------   -------------   -----------   ------------
INVESTMENT IN SECURITIES:
Debt Securities:
   Asset-Backed Securities         $           67   $          --   $        67   $         --
   Corporate Bonds                         34,971              --        34,971             --
   Loan Agreements                          2,390              --         2,390             --
   Mortgage-Backed Securities              27,386              --        25,545          1,841
   Municipal Bonds                            477              --           477             --
   U.S. Government Securities              12,285              --        12,285             --
Equity Securities:
   Common Stocks                          111,491         111,491            --             --
   Preferred Stock                          1,369              --         1,369             --
   Securities Lending Collateral           10,530           9,661           869             --
   Short-Term Investments                  13,909          13,909            --             --
                                   --------------   -------------   -----------   ------------
Total Investments                  $      214,875   $     135,061   $    77,973   $      1,841
                                   ==============   =============   ===========   ============

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                                                        Mortgage-Backed
                                                                                          Securities
                                                                                        ---------------
INVESTMENT IN SECURITIES:
BALANCE AS OF MARCH 31, 2010                                                            $            --
Accrued discounts/premiums                                                                           --
Realized gain (loss)                                                                                 --
Change in unrealized appreciation (depreciation)                                                     --
Net purchases (sales)                                                                             1,841
Transfers in and/or out of Level 3(1)                                                                --
                                                                                        ---------------
BALANCE AS OF MARCH 31, 2011                                                            $         1,841
                                                                                        ===============

(1) "Transfers in and/or out" represent the ending value as of March 31, 2011, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

                       See Notes to Financial Statements

                         THIS PAGE INTENTIONALLY BLANK.

                               VIRTUS EQUITY TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 2011

(Reported in thousands except shares and per share amounts)

                                                               GROWTH &     MID-CAP      MID-CAP    QUALITY         QUALITY
                                                                INCOME       CORE        GROWTH    LARGE-CAP       SMALL-CAP
                                                                 FUND        FUND         FUND     VALUE FUND        FUND
                                                              ----------  ----------    ---------  -----------    -----------
ASSETS
Investment in securities at value(1)(2) ....................   $ 139,971  $    1,793    $ 113,581  $    54,880    $   327,567
Receivables
    Investment securities sold .............................       1,695          --          835           --            434
    Fund shares sold .......................................          53          12           16            8            446
    Receivable from adviser ................................          --           5           --           --             --
    Dividends and interest receivable ......................         106           1           40           84            356
Trustee retainer ...........................................           1          --(3)         1           --(3)           2
Prepaid expenses ...........................................          18           8           17            9             19
                                                              ----------  ----------    ---------  -----------    -----------
       Total assets ........................................     141,844       1,819      114,490       54,981        328,824
                                                              ----------  ----------    ---------  -----------    -----------
LIABILITIES
Payables
    Fund shares repurchased ................................         152          --           36          141            327
    Investment securities purchased ........................         589          43           --           --             --
    Collateral on securities loaned ........................      14,024         304       16,411        6,078         56,599
    Investment advisory fee ................................          56          --           58           21            165
    Distribution and service fees ..........................          46          --(3)        25           13             40
    Administration fee .....................................          15           1           12            6             31
    Transfer agent fees and expenses .......................          56          --(3)        35           18            122
    Professional fee .......................................          24          25           25           25             31
    Other accrued expenses .................................          15          --(3)        11            7             27
                                                              ----------  ----------    ---------  -----------    -----------
       Total liabilities ...................................      14,977         373       16,613        6,309         57,342
                                                              ----------  ----------    ---------  -----------    -----------
NET ASSETS .................................................   $ 126,867  $    1,446    $  97,877  $    48,672    $   271,482
                                                              ==========  ==========    =========  ===========    ===========
NET ASSETS CONSIST OF:
    Capital paid in on shares of beneficial interest .......   $ 125,148  $    1,193    $  97,862  $    71,232    $   246,434
    Accumulated undistributed net investment income (loss)..         142          --           --          149          1,032
    Accumulated undistributed net realized gain (loss) .....     (36,678)          5      (27,189)     (32,290)       (51,025)
    Net unrealized appreciation (depreciation) on
     investments ...........................................      38,255         248       27,204        9,581         75,041
                                                              ----------  ----------    ---------  -----------    -----------
NET ASSETS .................................................   $ 126,867  $    1,446    $  97,877  $    48,672    $   271,482
                                                              ==========  ==========    =========  ===========    ===========

CLASS A
Net asset value (net assets/shares outstanding) per share ..   $   17.22  $    14.71    $   17.67  $     10.36    $     12.38
Maximum offering price per share NAV/(1 - 5.75%) ...........   $   18.27  $    15.61    $   18.75  $     10.99    $     13.14
Shares of beneficial interest outstanding, no par value,
  unlimited authorization ..................................   5,111,236      45,517    5,024,356    4,280,561      8,562,539
Net Assets .................................................   $  88,027  $      669    $  88,784  $    44,331    $   105,975

CLASS B
Net asset value (net assets/shares outstanding) and
  offering price per share .................................   $   16.47  $       --    $   15.28  $        --    $        --
Shares of beneficial interest outstanding, no par value,
  unlimited authorization ..................................     253,682          --      143,022           --             --

Net Assets .................................................   $   4,177  $       --    $   2,185  $        --    $        --

CLASS C
Net asset value (net assets/shares outstanding) and
  offering price per share .................................   $   16.44  $    14.54    $   15.28  $     10.21    $     12.36
Shares of beneficial interest outstanding, no par value,
  unlimited authorization ..................................   1,760,320      12,967      352,657      374,023      1,794,258
Net Assets .................................................   $  28,944  $      189    $   5,389  $     3,819    $    22,174

CLASS I
Net asset value (net assets/shares outstanding) and
  offering price per share .................................   $   17.21  $    14.72    $   17.83  $     10.36    $     12.38
Shares of beneficial interest outstanding, no par value,
  unlimited authorization ..................................     332,404      39,984       85,213       50,453     11,574,805
Net Assets .................................................   $   5,719  $      588    $   1,519  $       522    $   143,333

(1) Investment in securities at cost .......................   $ 101,716  $    1,545    $  86,377  $    45,299    $   252,526
(2) Market value of securities on loan .....................      13,424         296       16,048        5,918         54,889
(3) Amount is less than $500 (not reported in thousands)

                       See Notes to Financial Statements

                               VIRTUS EQUITY TRUST
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                 MARCH 31, 2011

(Reported in thousands except shares and per share amounts)

                                                                            SMALL-CAP     SMALL-CAP    STRATEGIC     TACTICAL
                                                                              CORE       SUSTAINABLE    GROWTH      ALLOCATION
                                                                              FUND       GROWTH FUND     FUND          FUND
                                                                          ------------  ------------  ------------  -------------
ASSETS

Investment in securities at value(1)(2) ................................   $   183,012  $     83,921  $    504,112  $     214,875
Receivables
     Investment securities sold ........................................            --            --         1,678          2,486
     Fund shares sold ..................................................           242             1            20             18
     Dividends and interest receivable .................................            75            32           213            754
Trustee retainer .......................................................             1             1             4              2
Prepaid expenses .......................................................            17             9            25             16
                                                                          ------------  ------------  ------------  -------------
         Total assets ..................................................       183,347        83,964       506,052        218,151
                                                                          ------------  ------------  ------------  -------------
LIABILITIES
Payables
     Fund shares repurchased ...........................................           112            68           498            137
     Investment securities purchased ...................................            --            28         1,601          7,208
     Collateral on securities loaned ...................................        29,169        18,894        36,955         10,530
     Investment advisory fee ...........................................            94            32           272            118
     Distribution and service fees .....................................            16            17           105             44
     Administration fee ................................................            18             8            54             24
     Transfer agent fees and expenses ..................................            34            41           188             53
     Professional fee ..................................................            26            31            27             27
     Other accrued expenses ............................................            15             7            52             28
                                                                          ------------  ------------  ------------  -------------
         Total liabilities .............................................        29,484        19,126        39,752         18,169
                                                                          ------------  ------------  ------------  -------------
NET ASSETS .............................................................   $   153,863  $     64,838  $    466,300  $     199,982
                                                                          ============  ============  ============  =============
NET ASSETS CONSIST OF:
     Capital paid in on shares of beneficial interest ..................   $   125,444  $     66,063  $    439,587  $     179,617
     Accumulated undistributed net investment income (loss) ............           287            --            --             68
     Accumulated undistributed net realized gain (loss) ................       (11,243)      (15,447)     (101,068)       (15,545)
     Net unrealized appreciation (depreciation) on investments .........        39,375        14,222       127,781         35,842
                                                                          ------------  ------------  ------------  -------------
NET ASSETS .............................................................   $   153,863  $     64,838  $    466,300  $     199,982
                                                                          ============  ============  ============  =============

CLASS A
Net asset value (net assets/shares outstanding) per share ..............   $     18.82  $      11.03  $       9.79  $        9.08
Maximum offering price per share NAV/(1 - 5.75%) .......................   $     19.97  $      11.70  $      10.39  $        9.63
Shares of beneficial interest outstanding, no par value, unlimited
 authorization .........................................................     1,895,829     5,045,030    45,759,430     21,659,524
Net Assets .............................................................   $    35,679  $     55,662  $    447,994  $     196,705

CLASS B
Net asset value (net assets/shares outstanding) and offering price
 per share .............................................................   $        --  $         --  $       8.49  $        9.17
Shares of beneficial interest outstanding, no par value, unlimited
 authorization .........................................................            --            --       759,250        185,088
Net Assets .............................................................   $        --  $         --  $      6,449  $       1,697

CLASS C
Net asset value (net assets/shares outstanding) and offering price
 per share .............................................................   $     17.40  $      10.64  $       8.50  $        9.25
Shares of beneficial interest outstanding, no par value, unlimited
 authorization..........................................................       578,528       562,139       883,307        170,854
Net Assets .............................................................   $    10,067  $      5,981  $      7,507  $       1,580

CLASS I
Net asset value (net assets/shares outstanding) and offering price
 per share .............................................................   $     19.33  $      11.04  $       9.92  $          --
Shares of beneficial interest outstanding, no par value, unlimited
 authorization .........................................................     5,593,114       289,471       438,776             --
Net Assets .............................................................   $   108,117  $      3,195  $      4,350  $          --

(1) Investment in securities at cost ...................................   $   143,637  $     69,699  $    376,331  $     179,033
(2) Market value of securities on loan .................................        28,400        18,360        35,779         10,103
(3) Amount is less than $500 (not reported in thousands)

                       See Notes to Financial Statements

                               VIRTUS EQUITY TRUST
                            STATEMENTS OF OPERATIONS
                            YEAR ENDED MARCH 31, 2011

($ reported in thousands)

                                                                           GROWTH &    MID-CAP    MID-CAP     QUALITY     QUALITY
                                                                           INCOME       CORE       GROWTH    LARGE-CAP    SMALL-CAP
                                                                            FUND        FUND        FUND     VALUE FUND     FUND
                                                                           --------   --------    --------   ----------   ---------
INVESTMENT INCOME
     Dividends .........................................................   $  2,258   $     10    $    500   $    1,059   $   5,252
     Interest ..........................................................          2         --          --           --          --
     Security lending ..................................................         37          1          32            9         821
     Foreign taxes withheld ............................................        (22)        --          (6)         (10)         --
                                                                           --------   --------    --------   ----------   ---------
         Total investment income .......................................      2,275         11         526        1,058       6,073
                                                                           --------   --------    --------   ----------   ---------
EXPENSES
     Investment advisory fees ..........................................        906          6         703          344       1,476
     Service fees, Class A .............................................        208          1         198          105         202
     Distribution and service fees, Class B ............................         44         --          26           --          --
     Distribution and service fees, Class C ............................        271          1          47           37         157
     Administration fees ...............................................        170          2         125           65         289
     Transfer agent fee and expenses ...................................        327          4         220          114         527
     Custodian fees ....................................................          4          1           3            3           9
     Printing fees and expenses ........................................         28          1          21           10         107
     Professional fees .................................................         30         27          27           27          67
     Registration fees .................................................         49         38          47           36          43
     Trustees' fee and expenses ........................................         10         --(1)        7            4          16
     Miscellaneous expenses ............................................         16          2          11            7          21
                                                                           --------   --------    --------   ----------   ---------
         Total expenses ................................................      2,063         83       1,435          752       2,914
     Less expenses reimbursed and/or waived by investment adviser ......       (332)       (72)       (109)        (106)        (47)
                                                                           --------   --------    --------   ----------   ---------
         Net expenses ..................................................      1,731         11       1,326          646       2,867
                                                                           --------   --------    --------   ----------   ---------
     NET INVESTMENT INCOME (LOSS) ......................................        544         --(1)     (800)         412       3,206
                                                                           --------   --------    --------   ----------   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on investments ...........................     14,560         13      11,779        1,595      13,042
     Net change in unrealized appreciation (depreciation)
      on investments ...................................................      1,758        150       9,867        4,194      44,462
                                                                           --------   --------    --------   ----------   ---------
NET GAIN (LOSS) ON INVESTMENTSS ........................................     16,318        163      21,646        5,789      57,504
                                                                           --------   --------    --------   ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........   $ 16,862   $    163    $ 20,846   $    6,201   $  60,710
                                                                           ========   ========    ========   ==========   =========

(1)   Amount is less than $500 (not reported in thousands)

                       See Notes to Financial Statements

                               VIRTUS EQUITY TRUST
                      STATEMENTS OF OPERATIONS (CONTINUED)
                            YEAR ENDED MARCH 31, 2011

($ reported in thousands)

                                                                            SMALL-CAP     SMALL-CAP     STRATEGIC     TACTICAL
                                                                              CORE       SUSTAINABLE     GROWTH      ALLOCATION
                                                                              FUND       GROWTH FUND      FUND          FUND
                                                                            ---------    -----------    ---------    ----------
INVESTMENT INCOME
   Dividends .............................................................  $   1,709    $       660    $   4,477    $    1,991
   Interest ..............................................................         --             --           89         3,646
   Security lending ......................................................         59             45           53            31
   Foreign taxes withheld ................................................         --             --           --           (24)
                                                                            ---------    -----------    ---------    ----------
     Total investment income .............................................      1,768            705        4,619         5,644
                                                                            ---------    -----------    ---------    ----------
EXPENSES
   Investment advisory fees ..............................................        858            426        2,933         1,342
   Service fees, Class A .................................................         62             99        1,004           472
   Distribution and service fees, Class B ................................          2(2)          --           67            17
   Distribution and service fees, Class C ................................         75             44           69            14
   Administration fees ...................................................        160             68          590           278
   Transfer agent fee and expenses .......................................        182            190        1,205           333
   Custodian fees ........................................................          4              3           14            13
   Printing fees and expenses ............................................         44             27           92            40
   Professional fees .....................................................         64             32           40            34
   Registration fees .....................................................         44             38           55            41
   Trustees' fee and expenses ............................................          9              4           34            16
   Miscellaneous expenses ................................................         12              6           43            26
                                                                            ---------    -----------    ---------    ----------
     Total expenses ......................................................      1,516            937        6,146         2,626
   Less expenses reimbursed and/or waived by investment adviser ..........         --           (121)          --            --
                                                                            ---------    -----------    ---------    ----------
     Total expenses ......................................................      1,516            816        6,146         2,626
                                                                            ---------    -----------    ---------    ----------
   NET INVESTMENT INCOME (LOSS) ..........................................        252           (111)      (1,527)        3,018
                                                                            ---------    -----------    ---------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ...............................     14,916          6,351       40,382        12,510
   Net change in unrealized appreciation (depreciation) on investments ...     19,573          5,575       42,267         7,453
   Net change in unrealized appreciation (depreciation)
    on foreign currency translation ......................................         --             --           --            --(1)
                                                                            ---------    -----------    ---------    ----------
NET GAIN (LOSS) ON INVESTMENTS ...........................................     34,489         11,926       82,649        19,963
                                                                            ---------    -----------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........  $  34,741    $    11,815    $  81,122    $   22,981
                                                                            =========    ===========    =========    ==========

(1)   Amount is less than $500 (not reported in thousands)

(2) Class B shares were converted to Class A shares on June 14, 2010. See Note 11B in the Notes to Financial Statements.

                        See Notes to Financial Statements

                               VIRTUS EQUITY TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

                                                                    GROWTH & INCOME FUND               MID-CAP CORE FUND
                                                               ------------------------------  ----------------------------------
                                                                                                                 FROM INCEPTION,
                                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      JUNE 22, 2009 TO
                                                               MARCH 31, 2011  MARCH 31, 2010  MARCH 31, 2011     MARCH 31, 2010
                                                               --------------  --------------  --------------    ----------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ................................  $          544  $        1,098  $           --(1) $              1
Net realized gain (loss). ...................................          14,560          20,068              13                   9
Net change in unrealized appreciation (depreciation) ........           1,758          35,408             150                  98
                                                               --------------  --------------  --------------    ----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            16,862          56,574             163                 108
                                                               --------------  --------------  --------------    ----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A ...........................            (615)         (1,404)             (1)                 --
   Net investment income, Class B ...........................             (10)            (48)             --                  --
   Net investment income, Class C ...........................             (69)           (210)             --(1)               --
   Net investment income, Class I ...........................             (58)           (179)             (1)                 --
   Net realized short-term gains, Class A ...................              --              --              (7)                 (2)
   Net realized short-term gains, Class C ...................              --              --              (2)                 (1)
   Net realized short-term gains, Class .....................              --              --              (3)                 (1)
   Net realized long-term gains, Class A ....................              --              --              --(1)               --(1)
   Net realized long-term gains, Class C ....................              --              --              --(1)               --(1)
   Net realized long-term gains, Class I ....................              --              --              --(1)               --(1)
                                                               --------------  --------------  --------------    ----------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                (752)         (1,841)            (14)                 (4)
                                                               --------------  --------------  --------------    ----------------

FROM SHARE TRANSACTIONS (SEE NOTE 5)
   Change in net assets from share transactions, Class A ....         (19,478)        (28,903)            237                 295
   Change in net assets from share transactions, Class B ....          (2,102)         (2,880)             --                  --
   Change in net assets from share transactions, Class C ....          (4,621)         (4,100)             39                 101
   Change in net assets from share transactions, Class I ....          (4,142)         (4,658)            390                 131
                                                               --------------  --------------  --------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS             (30,343)        (40,541)            666                 527
                                                               --------------  --------------  --------------    ----------------

CAPITAL CONTRIBUTIONS
   Fair Funds settlement(2)                                                --              --              --                  --
                                                               --------------  --------------  --------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS                                 (14,233)         14,192             815                 631

NET ASSETS
Beginning of period .........................................         141,100         126,908             631                  --
                                                               --------------  --------------  --------------    ----------------
END OF PERIOD                                                  $      126,867  $      141,100  $        1,446    $            631
                                                               ==============  ==============  ==============    ================

Accumulated undistributed net investment income
   (loss) at end of period ..................................             142             363              --                   1

(1)   Amount is less than $500 (not reported in thousands)

(2) The Fund was a recipient of a portion of a distribution from a Fair Fund established by the United States Securities and Exchange Commission. The proceeds received were part of the Millennium Partners, L.P. and Bear Stearns & Co., Inc. settlements.

                        See Notes to Financial Statements

                     MID-CAP GROWTH FUND         QUALITY LARGE-CAP VALUE FUND       QUALITY SMALL-CAP FUND
                ------------------------------  ------------------------------  -------------------------------
                  Year Ended      Year Ended      Year Ended      Year Ended      Year Ended       Year Ended
                MARCH 31, 2011  MARCH 31, 2010  MARCH 31, 2011  MARCH 31, 2010  MARCH 31, 2011   MARCH 31, 2010
                --------------  --------------  --------------  --------------  --------------   --------------


                $         (800) $         (462) $          412  $          572  $        3,206  $         1,212
                        11,779          (3,876)          1,595           7,096          13,042           (3,838)
                         9,867          39,199           4,194          11,369          44,462           38,907
                --------------  --------------  --------------  --------------  --------------  ---------------
                        20,846          34,861           6,201          19,037          60,710           36,281
                --------------  --------------  --------------  --------------  --------------  ---------------


                            --              --            (549)           (669)           (957)            (403)
                            --              --              --              --              --               --
                            --              --             (23)            (24)            (93)             (15)
                            --              --              (6)             (2)         (1,569)            (721)
                            --              --              --              --              --               --
                            --              --              --              --              --               --
                            --              --              --              --              --               --
                            --              --              --              --              --               --
                            --              --              --              --              --               --
                --------------  --------------  --------------  --------------  --------------  ---------------
                            --              --            (578)           (695)        (2,619)           (1,139)
                --------------  --------------  --------------  --------------  --------------  ---------------


                        (9,666)         (5,693)         (4,421)        (17,729)         45,414              540
                        (1,635)         (2,252)             --              --              --               --
                          (476)            597            (555)           (312)         13,905              906
                          (137)            105             145             241          56,240            2,957
                --------------  --------------  --------------  --------------  --------------  ---------------
                       (11,914)         (7,243)         (4,831)        (17,800)        115,559            4,403
                --------------  --------------  --------------  --------------  --------------  ---------------


                            --              25              --              --              --               --
                --------------  --------------  --------------  --------------  --------------  ---------------
                         8,932          27,643             792             542         173,650           39,545


                        88,945          61,302          47,880          47,338          97,832           58,287
                --------------  --------------  --------------  --------------  --------------  ---------------
                $       97,877  $       88,945  $       48,672  $       47,880  $      271,482  $        97,832
                ==============  ==============  ==============  ==============  ==============  ===============

                            --              --             149             317           1,032              380

                               VIRTUS EQUITY TRUST
                 STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

                                                                          SMALL-CAP CORE FUND
                                                                   ---------------------------------
                                                                     Year Ended         Year Ended
                                                                   MARCH 31, 2011     MARCH 31, 2010
                                                                   --------------     --------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ....................................  $          252     $         (114)
Net realized gain (loss) ........................................          14,916              1,134
Net change in unrealized appreciation (depreciation) ............          19,573             17,590
                                                                   --------------     --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....          34,741             18,610
                                                                   --------------     --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income, Class A ............................              --                 --
      Net investment income, Class B ............................              --                 --
      Net investment income, Class C ............................              --                 --
      Net investment income, Class I ............................              --                 --
      Net realized short-term gains, Class A ....................              --                 --
      Net realized short-term gains, Class B ....................              --                 --
      Net realized short-term gains, Class C ....................              --                 --
      Net realized short-term gains, Class I ....................              --                 --
      Net realized long-term gains, Class A .....................              --                 --
      Net realized long-term gains, Class B .....................              --                 --
      Net realized long-term gains, Class C .....................              --                 --
      Net realized long-term gains, Class I .....................              --                 --
                                                                   --------------     --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .......              --                 --
                                                                   --------------     --------------

FROM SHARE TRANSACTIONS (SEE NOTE 5)
      Change in net assets from share transactions, Class A .....          13,189               (935)
      Change in net assets from share transactions, Class B .....            (768)(2)           (310)
      Change in net assets from share transactions, Class C .....           2,099              1,110
      Change in net assets from share transactions, Class I .....          50,854              3,300
                                                                   --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .......          65,374              3,165
                                                                   --------------     --------------

CAPITAL CONTRIBUTIONS
      Fair Funds settlement(1) ..................................              --                  5
                                                                   --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS ...........................         100,115             21,780

NET ASSETS
Beginning of period .............................................          53,748             31,968
                                                                   --------------     --------------
END OF PERIOD ...................................................  $      153,863     $       53,748
                                                                   ==============     ==============

Accumulated undistributed net investment income
 (loss) at end of period ........................................             287                 --

(1) The Fund was a recipient of a portion of a distribution from a Fair Fund established by the United States Securities and Exchange Commission. The proceeds received were part of the Millennium Partners, L.P. and Bear Stearns & Co., Inc. settlements.

(2) Class B shares were converted to Class A shares on June 14, 2010. See Note 11B in the Notes to Financial Statements.

                        See Notes to Financial Statements

                SMALL-CAP SUSTAINABLE GROWTH FUND      STRATEGIC GROWTH FUND          TACTICAL ALLOCATION FUND
                ---------------------------------  ------------------------------  ------------------------------
                  Year Ended        Year Ended       Year Ended      Year Ended      Year Ended      Year Ended
                MARCH 31, 2011    MARCH 31, 2010   MARCH 31, 2011  MARCH 31, 2010  MARCH 31, 2011  MARCH 31, 2010
                --------------  -----------------  --------------  --------------  --------------  --------------


                $         (111) $             (45) $       (1,527) $         (661)  $       3,018  $        3,989
                         6,351                130          40,382          26,640          12,510           6,088
                         5,575              3,535          42,267          52,022           7,453          42,225
                --------------  -----------------  --------------  --------------  --------------  --------------
                        11,815              3,620          81,122          78,001          22,981          52,302
                --------------  -----------------  --------------  --------------  --------------  --------------


                            --                 --              --              --          (2,959)         (4,428)
                            --                 --              --              --             (14)            (36)
                            --                 --              --              --             (11)            (18)
                            (8)                --              --              --              --              --
                            --                 --          (9,603)             --              --              --
                            --                 --            (184)             --              --              --
                            --                 --            (189)             --              --              --
                            --                 --             (91)             --              --              --
                            --                 --          (7,523)             --              --              --
                            --                 --            (144)             --              --              --
                            --                 --            (148)             --              --              --
                            --                 --             (71)             --              --              --
                --------------  -----------------  --------------  --------------  --------------  --------------
                            (8)                --         (17,953)             --          (2,984)         (4,482)
                --------------  -----------------  --------------  --------------  --------------  --------------


                        44,195             (2,058)        (32,999)        276,167         (18,977)        (14,568)
                            --                 --          (2,431)          3,893            (429)           (842)
                         4,543                 87            (780)          3,726             (26)             401
                        (1,344)            (4,372)            (60)           (654)             --              --
                --------------  -----------------  --------------  --------------  --------------  --------------
                        47,394            (6,343)         (36,270)        283,132         (19,432)        (15,009)
                --------------  -----------------  --------------  --------------  --------------  --------------


                            --                 --              --              --              --               3
                --------------  -----------------  --------------  --------------  --------------  --------------
                        59,201             (2,723)         26,899         361,133             565          32,814


                         5,637              8,360         439,401          78,268         199,417         166,603
                --------------  -----------------  --------------  --------------  --------------  --------------
                $       64,838  $           5,637  $      466,300  $      439,401  $      199,982  $      199,417
                ==============  =================  ==============  ==============  ==============  ==============

                            --                 --              --              --              68              57

                        See Notes to Financial Statements

                               VIRTUS EQUITY TRUST
                              FINANCIAL HIGHLIGHTS
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD

                            NET                      NET
                           ASSET                  REALIZED                DIVIDENDS   DISTRIBUTIONS
                           VALUE,       NET          AND       TOTAL         FROM         FROM
                         BEGINNING  INVESTMENT   UNREALIZED     FROM         NET           NET
                             OF       INCOME        GAIN     INVESTMENT   INVESTMENT    REALIZED          TOTAL
                           PERIOD    (LOSS)(2)     (LOSS)    OPERATIONS     INCOME        GAINS       DISTRIBUTIONS
                         ---------  ----------   ----------  ----------   ----------  -------------   -------------
GROWTH & INCOME FUND

CLASS A
4/1/10 to 3/31/11          $14.87       0.09        2.37        2.46        (0.11)           --            (0.11)
4/1/09 to 3/31/10           10.15       0.12        4.78        4.90        (0.18)           --            (0.18)
4/1/08 to 3/31/09           16.47       0.17       (6.33)      (6.16)       (0.16)           --            (0.16)
9/1/07 to 3/31/08           18.08       0.08       (1.65)      (1.57)       (0.04)           --            (0.04)
9/1/06 to 8/31/07           15.96       0.10        2.20        2.30        (0.18)           --            (0.18)

CLASS B
4/1/10 to 3/31/11          $14.24      (0.01)       2.27        2.26        (0.03)           --            (0.03)
4/1/09 to 3/31/10            9.73       0.02        4.58        4.60        (0.09)           --            (0.09)
4/1/08 to 3/31/09           15.71       0.05       (6.03)      (5.98)          --            --               --
9/1/07 to 3/31/08           17.31         --(5)    (1.58)      (1.58)       (0.02)           --            (0.02)
9/1/06 to 8/31/07           15.26      (0.02)       2.10        2.08        (0.03)           --            (0.03)

CLASS C
4/1/10 to 3/31/11          $14.23      (0.02)       2.26        2.24        (0.03)           --            (0.03)
4/1/09 to 3/31/10            9.72       0.02        4.58        4.60        (0.09)           --            (0.09)
4/1/08 to 3/31/09           15.72       0.06       (6.06)      (6.00)          --(5)         --               --
9/1/07 to 3/31/08           17.31         --(5)    (1.57)      (1.57)       (0.02)           --            (0.02)
9/1/06 to 8/31/07           15.26      (0.03)       2.11        2.08        (0.03)           --            (0.03)

CLASS I
4/1/10 to 3/31/11          $14.85       0.13        2.37        2.50        (0.14)           --            (0.14)
4/1/09 to 3/31/10           10.14       0.15        4.77        4.92        (0.21)           --            (0.21)
4/1/08 to 3/31/09           16.49       0.20       (6.33)      (6.13)       (0.22)           --            (0.22)
11/13/07(7) to
 3/31/08                    18.33       0.06       (1.90)      (1.84)          --            --               --

MID-CAP CORE FUND

CLASS A
4/1/10 to 3/31/11          $12.57         --        2.37        2.37        (0.04)        (0.19)           (0.23)
6/22/09(7) to
 3/31/10                    10.00       0.05        2.62        2.67           --         (0.10)           (0.10)

CLASS C
4/1/10 to 3/31/11          $12.49      (0.10)       2.34        2.24           --         (0.19)           (0.19)
6/22/09(7) to
 3/31/10                    10.00      (0.02)       2.61        2.59           --         (0.10)           (0.10)

CLASS I
4/1/10 to 3/31/11          $12.59       0.04        2.35        2.39        (0.07)        (0.19)           (0.26)
6/22/09(7) to
 3/31/10                    10.00       0.07        2.62        2.69           --         (0.10)           (0.10)

                                                                                          RATIO
                                                                                           OF
                                                                                          GROSS            RATIO
                                                                                         EXPENSES            OF
                                                                     RATIO                  TO               NET
                                                          NET         OF                 AVERAGE        INVESTMENT
                                NET                     ASSETS,       NET                   NET            INCOME
                      CHANGE   ASSET                      END      EXPENSES              ASSETS           (LOSS)
                        IN    VALUE,                      OF          TO                 (BEFORE            TO
                        NET     END                     PERIOD     AVERAGE               WAIVERS          AVERAGE     PORTFOLIO
                       ASSET    OF       TOTAL           (IN         NET                   AND              NET       TURNOVER
                       VALUE  PERIOD   RETURN(1)      THOUSANDS)  ASSETS(11)       REIMBURSEMENTS)(11)    ASSETS        RATE
                      ------  ------  ---------       ----------  ----------       -------------------  ----------    ---------
GROWTH & INCOME FUND

CLASS A
4/1/10 to 3/31/11      2.35   $17.22       16.69%      $ 88,027        1.25%                1.53%           0.63%         44%
4/1/09 to 3/31/10      4.72    14.87       48.67         96,335        1.13(9)              1.34            0.93          34
4/1/08 to 3/31/09     (6.32)   10.15      (37.65)        87,198        1.42                 1.60            1.19         112
9/1/07 to 3/31/08     (1.61)   16.47       (8.69)(4)    166,600        1.37(3)              1.51(3)         0.73(3)       53(4)
9/1/06 to 8/31/07      2.12    18.08       14.43        188,479        1.28                 1.42            0.60          37

CLASS B
4/1/10 to 3/31/11      2.23   $16.47       15.91%      $  4,177        2.00%                2.28%          (0.10)%        44%
4/1/09 to 3/31/10      4.51    14.24       47.49          5,733        1.89(9)              2.10            0.17          34
4/1/08 to 3/31/09     (5.98)    9.73      (38.06)         6,177        2.17                 2.35            0.40         112
9/1/07 to 3/31/08     (1.60)   15.71       (9.14)(4)     16,658        2.11(3)              2.24(3)        (0.03)(3)      53(4)
9/1/06 to 8/31/07      2.05    17.31       13.64         24,731        2.03                 2.17           (0.14)         37

CLASS C
4/1/10 to 3/31/11      2.21   $16.44       15.84%      $ 28,944        2.00%                2.28%          (0.12)%        44%
4/1/09 to 3/31/10      4.51    14.23       47.60         29,762        1.89(9)              2.11            0.16          34
4/1/08 to 3/31/09     (6.00)    9.72      (38.15)        23,470        2.17                 2.35            0.43         112
9/1/07 to 3/31/08     (1.59)   15.72       (9.08)(4)     46,292        2.12(3)              2.26(3)        (0.02)(3)      53(4)
9/1/06 to 8/31/07      2.05    17.31       13.64         53,854        2.03                 2.17           (0.15)         37

CLASS I
4/1/10 to 3/31/11      2.36   $17.21       17.09%      $  5,719        1.00%                1.28%           0.90%         44%
4/1/09 to 3/31/10      4.71    14.85       49.00          9,270        0.91(9)              1.13            1.16          34
4/1/08 to 3/31/09     (6.35)   10.14      (37.51)        10,063        1.17                 1.35            1.40         112
11/13/07(7) to
 3/31/08              (1.84)   16.49      (10.04)(4)     22,695        1.19(3)              1.34(3)         0.88(3)       53(4)

MID-CAP CORE FUND

CLASS A
4/1/10 to 3/31/11      2.14   $14.71       19.12%      $    669        1.35%               10.37%          (0.01)%        13%
6/22/09(7) to
 3/31/10               2.57    12.57       26.79(4)         345        1.35(3)             20.83(3)         0.53(3)       16(4)

CLASS C
4/1/10 to 3/31/11      2.05   $14.54       18.18%      $    189        2.10%               11.15%          (0.76)%        13%
6/22/09(7) to
 3/31/10               2.49    12.49       25.99(4)         126        2.10(3)             23.95(3)        (0.25)(3)      16(4)

CLASS I
4/1/10 to 3/31/11      2.13   $14.72        19.33%     $    588        1.10%                9.89%           0.28%         13%
6/22/09(7) to
 3/31/10               2.59    12.59       26.99(4)         160        1.10(3)             22.33(3)         0.77(3)       16(4)

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                               VIRTUS EQUITY TRUST
                        FINANCIAL HIGHLIGHTS (CONTINUED)
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD

                          NET                     NET
                         ASSET                 REALIZED               DIVIDENDS   DISTRIBUTIONS
                         VALUE,       NET         AND       TOTAL        FROM         FROM
                       BEGINNING  INVESTMENT  UNREALIZED     FROM        NET           NET
                           OF       INCOME       GAIN     INVESTMENT  INVESTMENT    REALIZED         TOTAL
                         PERIOD    (LOSS)(2)    (LOSS)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
                       ---------  ----------  ----------  ----------  ----------  -------------  -------------
MID-CAP GROWTH FUND

CLASS A
4/1/10 to 3/31/11       $ 14.03     (0.13)       3.77        3.64          --             --             --
4/1/09 to 3/31/10          8.83     (0.06)       5.26        5.20          --             --             --
4/1/08 to 3/31/09         14.78     (0.05)      (5.90)      (5.95)         --             --             --
11/1/07 to 3/31/08        17.98     (0.05)      (3.15)      (3.20)         --             --             --
11/1/06 to 10/31/07       16.33     (0.10)       1.75        1.65          --             --             --

CLASS B
4/1/10 to 3/31/11       $ 12.22     (0.19)       3.25        3.06          --             --             --
4/1/09 to 3/31/10          7.75     (0.13)       4.60        4.47          --             --             --
4/1/08 to 3/31/09         13.09     (0.13)      (5.21)      (5.34)         --             --             --
11/1/07 to 3/31/08        15.97     (0.08)      (2.80)      (2.88)         --             --             --
11/1/06 to 10/31/07       14.61     (0.24)       1.60        1.36          --             --             --

CLASS C
4/1/10 to 3/31/11       $ 12.22     (0.21)       3.27        3.06          --             --             --
4/1/09 to 3/31/10          7.75     (0.14)       4.61        4.47          --             --             --
4/1/08 to 3/31/09         13.07     (0.13)      (5.19)      (5.32)         --             --             --
11/1/07 to 3/31/08        15.96     (0.08)      (2.81)      (2.89)         --             --             --
11/1/06 to 10/31/07       14.60     (0.41)       1.77        1.36          --             --             --

CLASS I
4/1/10 to 3/31/11       $ 14.12     (0.09)       3.80        3.71          --             --             --
4/1/09 to 3/31/10          8.87     (0.03)       5.28        5.25          --             --             --
4/1/08 to 3/31/09         14.80     (0.02)      (5.91)      (5.93)         --             --             --
11/1/07 to 3/31/08        17.99     (0.03)      (3.16)      (3.19)         --             --             --
9/13/07(7) to
 10/31/07                 17.25     (0.09)       0.83        0.74          --             --             --

QUALITY LARGE-CAP
 VALUE FUND

CLASS A
4/1/10 to 3/31/11       $  9.18      0.09        1.21        1.30       (0.12)             --         (0.12)
4/1/09 to 3/31/10          6.32      0.10        2.87        2.97       (0.11)             --         (0.11)
4/1/08 to 3/31/09         10.51      0.10       (4.24)      (4.14)      (0.05)             --         (0.05)
7/1/07 to 3/31/08         13.67      0.04       (2.87)      (2.83)      (0.07)          (0.26)        (0.33)
7/1/06 to 6/30/07         11.20      0.06        2.86        2.92       (0.05)          (0.40)        (0.45)
7/29/05(7) to
 6/30/06                  10.00      0.07        1.17        1.24       (0.04)             --         (0.04)

CLASS C
4/1/10 to 3/31/11       $  9.05      0.02        1.20        1.22       (0.06)             --         (0.06)
4/1/09 to 3/31/10          6.24      0.04        2.82        2.86       (0.05)             --         (0.05)
4/1/08 to 3/31/09         10.40      0.03       (4.18)      (4.15)      (0.01)             --         (0.01)
7/1/07 to 3/31/08         13.60     (0.03)      (2.85)      (2.88)      (0.06)          (0.26)        (0.32)
7/1/06 to 6/30/07         11.18     (0.03)       2.85        2.82          --(5)        (0.40)        (0.40)
7/29/05(7) to
 6/30/06                  10.00        --(5)     1.19        1.19       (0.01)             --         (0.01)

                                                                                         RATIO
                                                                                          OF
                                                                                         GROSS            RATIO
                                                                                       EXPENSES            OF
                                                                     RATIO                TO               NET
                                                          NET          OF               AVERAGE        INVESTMENT
                                 NET                    ASSETS,       NET                 NET            INCOME
                       CHANGE   ASSET                     END       EXPENSES            ASSETS           (LOSS)
                         IN     VALUE,                     OF          TO               (BEFORE            TO
                         NET     END                     PERIOD     AVERAGE             WAIVERS          AVERAGE   PORTFOLIO
                        ASSET     OF      TOTAL           (IN         NET                 AND              NET     TURNOVER
                        VALUE   PERIOD  RETURN(1)      THOUSANDS)  ASSETS(11)     REIMBURSEMENTS)(11)    ASSETS      RATE
                       ------   ------  ---------      ----------  ----------     -------------------  ----------  ---------
MID-CAP GROWTH FUND

CLASS A
4/1/10 to 3/31/11        3.64   $17.67      25.94%      $ 88,784       1.45%                1.57%        (0.85)%        81%
4/1/09 to 3/31/10        5.20    14.03      58.89         79,547       1.45                 1.59         (0.51)        104
4/1/08 to 3/31/09       (5.95)    8.83     (40.26)        54,233       1.45                 1.60         (0.38)         93
11/1/07 to 3/31/08      (3.20)   14.78     (17.80)(4)    100,416       1.66(3)              1.76(3)      (0.68)(3)      27(4)
11/1/06 to 10/31/07      1.65    17.98      10.10        130,028       1.55                 1.55         (0.60)         77

CLASS B
4/1/10 to 3/31/11        3.06   $15.28      25.04%      $  2,185       2.20%                2.32%        (1.48)%        81%
4/1/09 to 3/31/10        4.47    12.22      57.68          3,291       2.20                 2.34         (1.24)        104
4/1/08 to 3/31/09       (5.34)    7.75     (40.79)         3,795       2.20                 2.34         (1.17)         93
11/1/07 to 3/31/08      (2.88)   13.09     (18.03)(4)     10,600       2.40(3)              2.50(3)      (1.42)(3)      27(4)
11/1/06 to 10/31/07      1.36    15.97       9.31         15,407       2.29                 2.29         (1.53)         77

CLASS C
4/1/10 to 3/31/11        3.06   $15.28      25.04%      $  5,389       2.20%                2.32%        (1.63)%        81%
4/1/09 to 3/31/10        4.47    12.22      57.68          4,775       2.20                 2.34         (1.29)        104
4/1/08 to 3/31/09       (5.32)    7.75     (40.70)         2,509       2.20                 2.35         (1.16)         93
11/1/07 to 3/31/08      (2.89)   13.07     (18.11)(4)      5,629       2.41(3)              2.51(3)      (1.43)(3)      27(4)
11/1/06 to 10/31/07      1.36    15.96       9.32          6,853       2.20                 2.20         (2.60)         77

CLASS I
4/1/10 to 3/31/11        3.71   $17.83      26.27%      $  1,519       1.20%                1.32%        (0.61)%        81%
4/1/09 to 3/31/10        5.25    14.12      59.19          1,332       1.20                 1.34         (0.28)        104
4/1/08 to 3/31/09       (5.93)    8.87     (40.07)           765       1.20                 1.35         (0.13)         93
11/1/07 to 3/31/08      (3.19)   14.80     (17.73)(4)      1,472       1.40(3)              1.50(3)      (0.41)(3)      27(4)
9/13/07(7) to
 10/31/07                0.74    17.99       4.29(4)       2,086       1.09(3)              1.09(3)      (3.85)(3)      77(4)

QUALITY LARGE-CAP
 VALUE FUND

CLASS A
4/1/10 to 3/31/11        1.18   $10.36      14.40%      $ 44,331       1.35%                1.58%         0.96%         29%
4/1/09 to 3/31/10        2.86     9.18      47.40         43,612       1.35                 1.52          1.22         165
4/1/08 to 3/31/09       (4.19)    6.32     (39.44)        44,283       1.35                 1.46          1.16         140
7/1/07 to 3/31/08       (3.16)   10.51     (21.06)(4)     90,476       1.52(3)              1.55(3)       0.45(3)      103(4)
7/1/06 to 6/30/07        2.47    13.67      26.71         50,788       1.41                 1.60          0.46         101
7/29/05(7) to
 6/30/06                 1.20    11.20      12.41(4)       3,292       1.40(3)(6)           7.45(3)       0.72(3)      136(4)

CLASS C
4/1/10 to 3/31/11        1.16   $10.21      13.56%      $  3,819       2.10%                2.33%         0.20%         29%
4/1/09 to 3/31/10        2.81     9.05      46.15          3,925       2.10                 2.28          0.48         165
4/1/08 to 3/31/09       (4.16)    6.24     (39.93)         2,997       2.10                 2.20          0.33         140
7/1/07 to 3/31/08       (3.20)   10.40     (21.54)(4)      8,950       2.27(3)              2.31(3)      (0.33)(3)     103(4)
7/1/06 to 6/30/07        2.42    13.60      25.77          1,128       2.16                 2.58         (0.22)        101
7/29/05(7) to
 6/30/06                 1.18    11.18      11.85(4)         183       2.15(3)(6)           8.19(3)      (0.05)(3)     136(4)


         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                               VIRTUS EQUITY TRUST
                        FINANCIAL HIGHLIGHTS (CONTINUED)
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD

                            NET                     NET
                           ASSET                 REALIZED                DIVIDENDS  DISTRIBUTIONS
                           VALUE,       NET         AND        TOTAL       FROM         FROM
                         BEGINNING  INVESTMENT  UNREALIZED     FROM         NET          NET
                             OF       INCOME       GAIN     INVESTMENT  INVESTMENT    REALIZED         TOTAL
                           PERIOD    (LOSS)(2)    (LOSS)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
                         ---------  ----------  ----------  ----------  ----------  -------------  -------------
QUALITY LARGE-CAP VALUE
FUND (CONTINUED)

CLASS I
4/1/10 to 3/31/11        $    9.18      0.12       1.20        1.32       (0.14)          --          (0.14)
4/1/09 to 3/31/10             6.32      0.14       2.85        2.99       (0.13)          --          (0.13)
6/6/08(7) to 3/31/09         11.04      0.11      (4.76)      (4.65)      (0.07)          --          (0.07)

QUALITY SMALL-CAP FUND

CLASS A
4/1/10 to 3/31/11        $    9.98      0.16       2.38        2.54       (0.14)          --          (0.14)
4/1/09 to 3/31/10             6.29      0.12       3.68        3.80       (0.11)          --          (0.11)
4/1/08 to 3/31/09             9.66      0.14      (3.37)      (3.23)      (0.14)          --(5)       (0.14)
9/1/07 to 3/31/08            11.74      0.11      (2.08)      (1.97)      (0.08)       (0.03)         (0.11)
9/1/06 to 8/31/07            10.05      0.25       1.51        1.76       (0.05)       (0.02)         (0.07)
6/28/06(7) to 8/31/06        10.00      0.03       0.02        0.05          --           --             --

CLASS C
4/1/10 to 3/31/11        $    9.97      0.09       2.37        2.46       (0.07)          --          (0.07)
4/1/09 to 3/31/10             6.28      0.05       3.69        3.74       (0.05)          --          (0.05)
4/1/08 to 3/31/09             9.65      0.07      (3.37)      (3.30)      (0.07)          --(5)       (0.07)
9/1/07 to 3/31/08            11.68      0.06      (2.06)      (2.00)         --        (0.03)         (0.03)
9/1/06 to 8/31/07            10.04      0.10       1.57        1.67       (0.01)       (0.02)         (0.03)
6/28/06(7) to 8/31/06        10.00      0.02       0.02        0.04          --           --             --

CLASS I
4/1/10 to 3/31/11        $    9.99      0.18       2.38        2.56       (0.17)          --          (0.17)
4/1/09 to 3/31/10             6.29      0.14       3.69        3.83       (0.13)          --          (0.13)
4/1/08 to 3/31/09             9.67      0.16      (3.38)      (3.22)      (0.16)          --(5)       (0.16)
9/1/07 to 3/31/08            11.76      0.13      (2.08)      (1.95)      (0.11)       (0.03)         (0.14)
9/1/06 to 8/31/07            10.06      0.21       1.57        1.78       (0.06)       (0.02)         (0.08)
6/28/06(7) to 8/31/06        10.00      0.07     (0.01)        0.06          --           --             --

SMALL-CAP CORE FUND

CLASS A
4/1/10 to 3/31/11        $   14.81      0.01       4.00        4.01          --           --             --
4/1/09 to 3/31/10             9.36     (0.04)      5.49        5.45          --           --             --
4/1/08 to 3/31/09            14.76        --(5)   (3.89)      (3.89)         --(5)     (1.51)         (1.51)
1/01/08 to 3/31/08           17.31     (0.02)     (2.53)      (2.55)         --           --             --
1/1/07 to 12/31/07           19.46     (0.12)      0.10       (0.02)         --        (2.13)         (2.13)
1/1/06 to 12/31/06           21.15     (0.12)      2.52        2.40          --        (4.09)         (4.09)

CLASS C
4/1/10 to 3/31/11        $   13.79     (0.11)      3.72        3.61          --           --             --
4/1/09 to 3/31/10             8.78     (0.13)      5.14        5.01          --           --             --
4/1/08 to 3/31/09            14.05     (0.09)     (3.67)      (3.76)         --(5)     (1.51)         (1.51)
1/1/08 to 3/31/08            16.50     (0.05)     (2.40)      (2.45)         --           --             --
1/1/07 to 12/31/07           18.79     (0.26)      0.10       (0.16)         --        (2.13)         (2.13)
1/1/06 to 12/31/06           20.69     (0.28)      2.47        2.19          --        (4.09)         (4.09)

                                                                                          RATIO
                                                                                            OF
                                                                                          GROSS             RATIO
                                                                                         EXPENSES            OF
                                                                          RATIO             TO               NET
                                                               NET          OF           AVERAGE         INVESTMENT
                                      NET                    ASSETS,       NET             NET             INCOME
                           CHANGE    ASSET                     END       EXPENSES         ASSETS           (LOSS)
                             IN      VALUE,                    OF           TO           (BEFORE             TO
                            NET       END                    PERIOD      AVERAGE         WAIVERS           AVERAGE   PORTFOLIO
                           ASSET       OF        TOTAL         (IN         NET             AND               NET     TURNOVER
                           VALUE     PERIOD    RETURN(1)   THOUSANDS)   ASSETS(11)   REIMBURSEMENTS)(11)    ASSETS      RATE
                         ---------  --------   ----------  ----------  ------------  -------------------  ----------  ---------
QUALITY LARGE-CAP VALUE
FUND (CONTINUED)

CLASS I
4/1/10 to 3/31/11           1.18    $  10.36    14.67%     $      522  1.10%               1.33%            1.27%        29%
4/1/09 to 3/31/10           2.86        9.18    47.74%            343  1.10                1.29             1.67        165
6/6/08(7) to 3/31/09       (4.72)       6.32   (42.22)(4)          58  1.10(3)             1.25(3)          1.68(3)     140(4)

QUALITY SMALL-CAP FUND

CLASS A
4/1/10 to 3/31/11           2.40    $  12.38    25.72%     $  105,975  1.48%(8)(10)        1.50%            1.50%        28%
4/1/09 to 3/31/10           3.69        9.98    60.78%         37,605  1.55                1.74             1.37         14
4/1/08 to 3/31/09          (3.37)       6.29   (33.77)         23,355  1.45                1.84             1.81         15
9/1/07 to 3/31/08          (2.08)       9.66   (16.92)(4)      12,422  1.47(3)             1.63(3)          1.68(3)       0(4)
9/1/06 to 8/31/07           1.69       11.74    17.51           8,506  1.40                2.19             2.14         17
6/28/06(7) to 8/31/06       0.05       10.05     0.50(4)          101  1.40(3)            26.39(3)          1.82(3)       7(4)

CLASS C
4/1/10 to 3/31/11           2.39    $  12.36    24.75%     $   22,174  2.21%(8)(10)        2.22%            0.83%        28%
4/1/09 to 3/31/10           3.69        9.97    59.74%          3,407  2.30                2.48             0.64         14
4/1/08 to 3/31/09          (3.37)       6.28   (34.30)          1,436  2.19(8)             2.55             0.89         15
9/1/07 to 3/31/08          (2.03)       9.65   (17.25)(4)       2,108  2.22(3)             2.38(3)          0.92(3)       0(4)
9/1/06 to 8/31/07           1.64       11.68    16.61           1,354  2.16                3.45             0.89         17
6/28/06(7) to 8/31/06       0.04       10.04     0.40(4)          138  2.15(3)            25.96(3)          1.38(3)       7(4)

CLASS I
4/1/10 to 3/31/11           2.39    $  12.38    25.89%     $  143,333  1.23%(8)(10)        1.26%            1.73%        28%
4/1/09 to 3/31/10           3.70        9.99    61.32%         56,820  1.30                1.48             1.61         14
4/1/08 to 3/31/09          (3.38)       6.29   (33.66)         33,496  1.19(8)             1.55             1.95         15
9/1/07 to 3/31/08          (2.09)       9.67   (16.75)(4)      46,717  1.25(3)             1.42(3)          2.07(3)       0(4)
9/1/06 to 8/31/07           1.70       11.76    17.74          10,691  1.15                2.54             1.82         17
6/28/06(7) to 8/31/06       0.06       10.06     0.60(4)        1,070  1.15(3)            21.32(3)          3.85(3)       7(4)

SMALL-CAP CORE FUND

CLASS A
4/1/10 to 3/31/11           4.01    $  18.82    27.08%     $   35,679  1.47%(10)           1.47%            0.04%        22%
4/1/09 to 3/31/10           5.45       14.81    58.23%         15,167  1.62                1.62            (0.32)        23
4/1/08 to 3/31/09          (5.40)       9.36   (29.71)         10,339  1.59                1.59            (0.01)        95
1/01/08 to 3/31/08         (2.55)      14.76   (14.73)(4)      20,204  1.66(3)             1.66(3)         (0.60)(3)      8(4)
1/1/07 to 12/31/07         (2.15)      17.31    (0.32)         25,534  1.45                1.45            (0.63)        18
1/1/06 to 12/31/06         (1.69)      19.46    11.70          33,383  1.47                1.47            (0.55)        26

CLASS C
4/1/10 to 3/31/11           3.61    $  17.40    26.18%     $   10,067  2.24%(10)           2.24%           (0.74)%       22%
4/1/09 to 3/31/10           5.01       13.79    57.06           5,989  2.37                2.37            (1.06)        23
4/1/08 to 3/31/09          (5.27)       8.78   (30.33)          3,028  2.34                2.34            (0.79)        95
1/1/08 to 3/31/08          (2.45)      14.05   (14.85)(4)       6,569  2.41(3)             2.41(3)         (1.35)(3)      8(4)
1/1/07 to 12/31/07         (2.29)      16.50    (1.09)          8,590  2.20                2.20            (1.38)        18
1/1/06 to 12/31/06         (1.90)      18.79    10.93          11,646  2.22                2.22            (1.30)        26

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                               VIRTUS EQUITY TRUST
                        FINANCIAL HIGHLIGHTS (Continued)
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD

                            NET                     NET
                           ASSET                 REALIZED                DIVIDENDS  DISTRIBUTIONS
                           VALUE,       NET         AND        TOTAL       FROM         FROM
                         BEGINNING  INVESTMENT  UNREALIZED     FROM         NET          NET
                             OF       INCOME       GAIN     INVESTMENT  INVESTMENT    REALIZED         TOTAL
                           PERIOD    (LOSS)(2)    (LOSS)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
                         ---------  ----------  ----------  ----------  ----------  -------------  -------------
SMALL-CAP CORE FUND
(CONTINUED)

CLASS I

4/1/10 to 3/31/11        $   15.17     0.06        4.10        4.16          --           --              --
4/1/09 to 3/31/10             9.56    (0.01)       5.62        5.61          --           --              --
4/1/08 to 3/31/09            15.02     0.03       (3.98)      (3.95)         --(5)     (1.51)          (1.51)
1/1/08 to 3/31/08            17.60    (0.01)      (2.57)      (2.58)         --           --              --
1/1/07 to 12/31/07           19.70    (0.08)       0.11        0.03          --        (2.13)          (2.13)
1/1/06 to 12/31/06           21.31    (0.07)       2.55        2.48          --        (4.09)          (4.09)

SMALL-CAP SUSTAINABLE
GROWTH FUND

CLASS A
4/1/10 to 3/31/11        $    9.51    (0.02)       1.54        1.52          --           --              --
4/1/09 to 3/31/10             6.20    (0.06)       3.37        3.31          --           --              --
4/1/08 to 3/31/09             9.15    (0.08)      (2.87)      (2.95)         --           --              --
9/1/07 to 3/31/08            10.34    (0.07)      (1.12)      (1.19)         --           --              --
9/1/06 to 8/31/07             9.79    (0.10)       0.65        0.55          --           --              --
6/28/06(7) to 8/31/06        10.00    (0.01)      (0.20)      (0.21)         --           --              --

CLASS C
4/1/10 to 3/31/11        $    9.24    (0.09)       1.49        1.40          --           --              --
4/1/09 to 3/31/10             6.06    (0.11)       3.29        3.18          --           --              --
4/1/08 to 3/31/09             9.03    (0.12)      (2.85)      (2.97)         --           --              --
9/1/07 to 3/31/08            10.25    (0.11)      (1.11)      (1.22)         --           --              --
9/1/06 to 8/31/07             9.77    (0.18)       0.66        0.48          --           --              --
6/28/06(7) to 8/31/06        10.00    (0.03)      (0.20)      (0.23)         --           --              --

CLASS I
4/1/10 to 3/31/11        $    9.52    (0.01)       1.56        1.55       (0.03)          --           (0.03)
4/1/09 to 3/31/10             6.18    (0.04)       3.38        3.34          --           --              --
4/1/08 to 3/31/09             9.19    (0.04)      (2.97)      (3.01)         --           --              --
9/1/07 to 3/31/08            10.37    (0.05)      (1.13)      (1.18)         --           --              --
9/1/06 to 8/31/07             9.79    (0.08)       0.66        0.58          --           --              --
6/28/06(7) to 8/31/06        10.00    (0.01)      (0.20)      (0.21)         --           --              --

STRATEGIC GROWTH FUND

CLASS A
4/1/10 to 3/31/11        $    8.48    (0.03)       1.71        1.68          --        (0.37)          (0.37)
4/1/09 to 3/31/10             5.78    (0.02)       2.72        2.70          --           --              --
4/1/08 to 3/31/09             9.50    (0.03)      (3.69)      (3.72)         --           --              --
5/1/07 to 3/31/08             9.99    (0.05)      (0.44)      (0.49)         --           --              --
5/1/06 to 4/30/07             9.78    (0.06)       0.27        0.21          --           --              --
5/1/05 to 4/30/06             8.59    (0.06)       1.25        1.19          --           --              --

                                                                                            RATIO
                                                                                              OF
                                                                                            GROSS            RATIO
                                                                                           EXPENSES           OF
                                                                          RATIO               TO              NET
                                                               NET          OF             AVERAGE        INVESTMENT
                                      NET                    ASSETS,       NET               NET            INCOME
                           CHANGE    ASSET                     END       EXPENSES           ASSETS          (LOSS)
                             IN      VALUE,                    OF           TO             (BEFORE            TO
                            NET       END                    PERIOD      AVERAGE           WAIVERS          AVERAGE   PORTFOLIO
                           ASSET       OF        TOTAL        (IN          NET               AND              NET     TURNOVER
                           VALUE     PERIOD    RETURN(1)   THOUSANDS)   ASSETS(11)   REIMBURSEMENTS)(11)    ASSETS      RATE
                         ---------  --------   ----------  ----------  ------------  -------------------  ----------  ---------
SMALL-CAP CORE FUND
(CONTINUED)

CLASS I
4/1/10 to 3/31/11           4.16    $  19.33    27.42%     $  108,117  1.22%(10)           1.22%            0.37%       22%
4/1/09 to 3/31/10           5.61       15.17    58.68          31,810  1.37                1.37            (0.06)       23
4/1/08 to 3/31/09          (5.46)       9.56   (29.59)         17,881  1.34                1.34             0.22        95
1/1/08 to 3/31/08          (2.58)      15.02   (14.66)(4)      32,655  1.41(3)             1.41(3)         (0.36)(3)     8(4)
1/1/07 to 12/31/07         (2.10)      17.60    (0.11)         42,525  1.20                1.20            (0.38)       18
1/1/06 to 12/31/06         (1.61)      19.70    12.05          64,361  1.22                1.22            (0.30)       26

SMALL-CAP SUSTAINABLE
GROWTH FUND

CLASS A
4/1/10 to 3/31/11           1.52    $  11.03    15.98%     $   55,662  1.67%(10)           1.91%           (0.17)%      17%
4/1/09 to 3/31/10           3.31        9.51    53.39           1,180  1.65                2.27            (0.77)       26
4/1/08 to 3/31/09          (2.95)       6.20   (32.24)          2,185  1.44(8)             1.97            (0.87)       64
9/1/07 to 3/31/08          (1.19)       9.15   (11.51)(4)       8,481  1.54(3)             1.84(3)         (1.12)(3)    12(4)
9/1/06 to 8/31/07           0.55       10.34     5.62          10,222  1.40                2.16            (0.96)       26
6/28/06(7) to 8/31/06      (0.21)       9.79    (2.10)(4)         100  1.40(3)            28.32(3)         (0.87)(3)     4(4)

CLASS C
4/1/10 to 3/31/11           1.40    $  10.64    15.15%     $    5,981  2.42%(10)           2.67%           (0.93)%      17%
4/1/09 to 3/31/10           3.18        9.24    52.48             359  2.40                3.18            (1.34)       26
4/1/08 to 3/31/09          (2.97)       6.06   (32.89)            165  2.22(8)             2.72            (1.57)       64
9/1/07 to 3/31/08          (1.22)       9.03   (11.90)(4)         181  2.29(3)             2.60(3)         (1.86)(3)    12(4)
9/1/06 to 8/31/07           0.48       10.25     4.81             174  2.15                4.31            (1.78)       26
6/28/06(7) to 8/31/06      (0.23)       9.77                       98  2.15(3)            29.09(3)         (1.61)(3)     4(4)

CLASS I
4/1/10 to 3/31/11           1.52    $  11.04    16.26%     $    3,195  1.42%(10)           1.88%           (0.05)%      17%
4/1/09 to 3/31/10           3.34        9.52    54.05           4,098  1.40                2.10            (0.49)       26
4/1/08 to 3/31/09          (3.01)       6.18   (32.75)          6,010  1.23(8)             1.72            (0.55)       64
9/1/07 to 3/31/08          (1.18)       9.19   (11.38)(4)       5,971  1.30(3)             1.60(3)         (0.88)(3)    12(4)
9/1/06 to 8/31/07           0.58       10.37     5.92           6,231  1.16                2.94            (0.77)       26
6/28/06(7) to 8/31/06      (0.21)       9.79    (2.10)(4)         898  1.15(3)            23.99(3)         (0.61)(3)     4(4)

STRATEGIC GROWTH FUND

CLASS A
4/1/10 to 3/31/11           1.31    $   9.79    20.90%     $  447,994  1.44%(8)(12)        1.44%           (0.34)%      82%
4/1/09 to 3/31/10           2.70        8.48    46.71         420,181  1.46                1.46            (0.31)       52
4/1/08 to 3/31/09          (3.72)       5.78   (39.16)         71,082  1.53                1.53            (0.43)       91
5/1/07 to 3/31/08          (0.49)       9.50    (4.90)(4)     133,119  1.44(3)             1.44(3)         (0.53)(3)    75(4)
5/1/06 to 4/30/07           0.21        9.99     2.15         161,396  1.61                1.61            (0.61)       81
5/1/05 to 4/30/06           1.19        9.78    13.85         106,693  1.62                1.62            (0.66)       63

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                               VIRTUS EQUITY TRUST
                        FINANCIAL HIGHLIGHTS (Continued)
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD

                            NET                     NET
                           ASSET                 REALIZED                DIVIDENDS  DISTRIBUTIONS
                           VALUE,       NET         AND        TOTAL       FROM         FROM
                         BEGINNING  INVESTMENT  UNREALIZED     FROM         NET          NET
                             OF       INCOME       GAIN     INVESTMENT  INVESTMENT    REALIZED         TOTAL
                           PERIOD    (LOSS)(2)    (LOSS)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
                         ---------  ----------  ----------  ----------  ----------  -------------  -------------
STRATEGIC GROWTH FUND
(CONTINUED)

CLASS B
4/1/10 to 3/31/11        $    7.46    (0.08)       1.48        1.40          --        (0.37)         (0.37)
4/1/09 to 3/31/10             5.12    (0.07)       2.41        2.34          --           --             --
4/1/08 to 3/31/09             8.48    (0.08)      (3.28)      (3.36)         --           --             --
5/1/07 to 3/31/08             8.98    (0.11)      (0.39)      (0.50)         --           --             --
5/1/06 to 4/30/07             8.86    (0.12)       0.24        0.12          --           --             --
5/1/05 to 4/30/06             7.84    (0.12)       1.14        1.02          --           --             --

CLASS C
4/1/10 to 3/31/11        $    7.46    (0.08)       1.49        1.41          --        (0.37)         (0.37)
4/1/09 to 3/31/10             5.12    (0.07)       2.41        2.34          --           --             --
4/1/08 to 3/31/09             8.49    (0.08)      (3.29)      (3.37)         --           --             --
5/1/07 to 3/31/08             8.99    (0.11)      (0.39)      (0.50)         --           --             --
5/1/06 to 4/30/07             8.87    (0.11)       0.23        0.12          --           --             --
5/1/05 to 4/30/06             7.85    (0.12)       1.14        1.02          --           --             --

CLASS I
4/1/10 to 3/31/11        $    8.56    (0.01)       1.74        1.73          --        (0.37)         (0.37)
4/1/09 to 3/31/10             5.82    (0.01)       2.75        2.74          --           --             --
4/1/08 to 3/31/09             9.54    (0.01)      (3.71)      (3.72)         --           --             --
5/1/07 to 3/31/08            10.01    (0.03)      (0.44)      (0.47)         --           --             --
9/29/06(7) to 4/30/07         9.26    (0.01)       0.76        0.75          --           --             --

TACTICAL ALLOCATION FUND

CLASS A
4/1/10 to 3/31/11        $    8.18     0.13        0.90        1.03       (0.13)          --          (0.13)
4/1/09 to 3/31/10             6.33     0.16        1.87        2.03       (0.18)          --          (0.18)
4/1/08 to 3/31/09             8.59     0.24       (2.18)      (1.94)      (0.26)       (0.06)         (0.32)
5/1/07 to 3/31/08             9.71     0.22       (0.48)      (0.26)      (0.23)       (0.63)         (0.86)
5/1/06 to 4/30/07             9.18     0.23        0.75        0.98       (0.24)       (0.21)         (0.45)
5/1/05 to 4/30/06             8.90     0.22        0.44        0.66       (0.24)       (0.14)         (0.38)

CLASS B
4/1/10 to 3/31/11        $    8.26     0.07        0.91        0.98       (0.07)          --          (0.07)
4/1/09 to 3/31/10             6.39     0.10        1.89        1.99       (0.12)          --          (0.12)
4/1/08 to 3/31/09             8.65     0.18       (2.18)      (2.00)      (0.20)       (0.06)         (0.26)
5/1/07 to 3/31/08             9.77     0.15       (0.48)      (0.33)      (0.16)       (0.63)         (0.79)
5/1/06 to 4/30/07             9.23     0.16        0.76        0.92       (0.17)       (0.21)         (0.38)
5/1/05 to 4/30/06             8.95     0.15        0.44        0.59       (0.17)       (0.14)         (0.31)

                                                                                            RATIO
                                                                                              OF
                                                                                            GROSS            RATIO
                                                                                           EXPENSES           OF
                                                                          RATIO               TO              NET
                                                               NET          OF             AVERAGE        INVESTMENT
                                      NET                    ASSETS,       NET               NET            INCOME
                           CHANGE    ASSET                     END       EXPENSES           ASSETS          (LOSS)
                             IN      VALUE,                    OF           TO             (BEFORE            TO
                            NET       END                    PERIOD      AVERAGE           WAIVERS          AVERAGE   PORTFOLIO
                           ASSET       OF        TOTAL        (IN          NET               AND              NET     TURNOVER
                           VALUE     PERIOD    RETURN(1)   THOUSANDS)   ASSETS(11)   REIMBURSEMENTS)(11)    ASSETS      RATE
                         ---------  --------   ----------  ----------  ------------  -------------------  ----------  ---------
STRATEGIC GROWTH FUND
(CONTINUED)

CLASS B

4/1/10 to 3/31/11          1.03     $   8.49    19.97%      $   6,449  2.20%(8)(12)         2.20%          (1.09)%      82%
4/1/09 to 3/31/10          2.34         7.46    45.70           8,067  2.21                 2.21           (1.07)       52
4/1/08 to 3/31/09         (3.36)        5.12   (39.62)          2,374  2.27                 2.27           (1.18)       91
5/1/07 to 3/31/08         (0.50)        8.48    (5.57)(4)       6,242  2.19(3)              2.19(3)        (1.27)(3)    75(4)
5/1/06 to 4/30/07          0.12         8.98     1.35           9,932  2.36                 2.36           (1.36)       81
5/1/05 to 4/30/06          1.02         8.86    13.01           7,885  2.37                 2.37           (1.41)       63

CLASS C
4/1/10 to 3/31/11          1.04     $   8.50    20.11%      $   7,507  2.20%(8)(12)         2.20%          (1.09)%      82%
4/1/09 to 3/31/10          2.34         7.46    45.70           7,351  2.21                 2.21           (1.08)       52
4/1/08 to 3/31/09         (3.37)        5.12   (39.69)          1,685  2.28                 2.28           (1.18)       91
5/1/07 to 3/31/08         (0.50)        8.49    (5.56)(4)       3,625  2.19(3)              2.19(3)        (1.27)(3)    75(4)
5/1/06 to 4/30/07          0.12         8.99     1.35           4,843  2.32                 2.32           (1.30)       81
5/1/05 to 4/30/06          1.02         8.87    12.99           1,490  2.37                 2.37           (1.42)       63

CLASS I
4/1/10 to 3/31/11          1.36     $   9.92    21.29%      $   4,350  1.20%(8)(12)         1.19%          (0.09)%      82%
4/1/09 to 3/31/10          2.74         8.56    47.08           3,802  1.22                 1.22           (0.07)       52
4/1/08 to 3/31/09         (3.72)        5.82   (38.99)          3,127  1.28                 1.28           (0.18)       91
5/1/07 to 3/31/08         (0.47)        9.54    (4.70)(4)       5,689  1.19(3)              1.19(3)        (0.27)(3)    75(4)
9/29/06(7) to 4/30/07      0.75        10.01     8.10(4)        7,208  1.27(3)              1.27(3)        (0.24)(3)    81(4)

TACTICAL ALLOCATION FUND

CLASS A
4/1/10 to 3/31/11          0.90     $   9.08    12.78%      $ 196,705  1.36%                1.36%           1.59%      126%
4/1/09 to 3/31/10          1.85         8.18    32.29         195,988  1.33                 1.33            2.09       139
4/1/08 to 3/31/09         (2.26)        6.33   (23.17)        163,586  1.33                 1.33            3.19        86
5/1/07 to 3/31/08         (1.12)        8.59    (3.08)(4)     250,502  1.32(3)              1.32(3)         2.52(3)     44(4)
5/1/06 to 4/30/07          0.53         9.71    10.93         296,354  1.34                 1.34            2.47        46
5/1/05 to 4/30/06          0.28         9.18     7.33         318,318  1.28                 1.28            2.38        72

CLASS B
4/1/10 to 3/31/11          0.91     $   9.17    11.94%      $   1,697  2.11%                2.11%           0.85%      126%
4/1/09 to 3/31/10          1.87         8.26    31.34           1,961  2.08                 2.08            1.35       139
4/1/08 to 3/31/09         (2.26)        6.39   (23.59)          2,217  2.08                 2.08            2.38        86
5/1/07 to 3/31/08         (1.12)        8.65    (3.79)(4)       4,820  2.06(3)              2.06(3)         1.76(3)     44(4)
5/1/06 to 4/30/07          0.54         9.77    10.04           7,059  2.08                 2.08            1.73        46
5/1/05 to 4/30/06          0.28         9.23     6.58          10,997  2.03                 2.03            1.62        72

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                               VIRTUS EQUITY TRUST
                        FINANCIAL HIGHLIGHTS (Continued)
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD

                            NET                     NET
                           ASSET                 REALIZED                DIVIDENDS  DISTRIBUTIONS
                           VALUE,       NET         AND        TOTAL       FROM         FROM
                         BEGINNING  INVESTMENT  UNREALIZED     FROM         NET          NET
                             OF       INCOME       GAIN     INVESTMENT  INVESTMENT    REALIZED         TOTAL
                           PERIOD    (LOSS)(2)    (LOSS)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
                         ---------  ----------  ----------  ----------  ----------  -------------  -------------
TACTICAL ALLOCATION
FUND (CONTINUED)

CLASS C
4/1/10 to 3/31/11        $    8.33     0.07        0.92        0.99       (0.07)          --          (0.07)
4/1/09 to 3/31/10             6.44     0.10        1.91        2.01       (0.12)          --          (0.12)
4/1/08 to 3/31/09             8.73     0.18       (2.21)      (2.03)      (0.20)       (0.06)         (0.26)
5/1/07 to 3/31/08             9.86     0.16       (0.50)      (0.34)      (0.16)       (0.63)         (0.79)
5/1/06 to 4/30/07             9.31     0.16        0.77        0.93       (0.17)       (0.21)         (0.38)
5/1/05 to 4/30/06             9.02     0.15        0.45        0.60       (0.17)       (0.14)         (0.31)

                                                                                            RATIO
                                                                                              OF
                                                                                            GROSS            RATIO
                                                                                           EXPENSES           OF
                                                                          RATIO               TO              NET
                                                               NET          OF             AVERAGE        INVESTMENT
                                      NET                    ASSETS,       NET               NET            INCOME
                           CHANGE    ASSET                     END       EXPENSES           ASSETS          (LOSS)
                             IN      VALUE,                    OF           TO             (BEFORE            TO
                            NET       END                    PERIOD      AVERAGE           WAIVERS          AVERAGE   PORTFOLIO
                           ASSET       OF        TOTAL        (IN          NET               AND              NET     TURNOVER
                           VALUE     PERIOD    RETURN(1)   THOUSANDS)   ASSETS(11)   REIMBURSEMENTS)(11)    ASSETS      RATE
                         ---------  --------   ----------  ----------  ------------  -------------------  ----------  ---------
TACTICAL ALLOCATION
FUND (CONTINUED)

CLASS C
4/1/10 to 3/31/11           0.92    $   9.25    11.96%     $    1,580     2.11%             2.11%           0.83%       126%
4/1/09 to 3/31/10           1.89        8.33    31.41           1,468     2.08              2.08            1.32        139
4/1/08 to 3/31/09          (2.29)       6.44   (23.72)            800     2.08              2.08            2.38         86
5/1/07 to 3/31/08          (1.13)       8.73    (3.85)(4)       1,840     2.07(3)           2.07(3)         1.78(3)      44(4)
5/1/06 to 4/30/07           0.55        9.86    10.06           1,652     2.09              2.09            1.72         46
5/1/05 to 4/30/06           0.29        9.31     6.64           1,888     2.03              2.03            1.63         72

FOOTNOTE LEGEND:

(1) Sales charges, where applicable, are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3)   Annualized.

(4)   Not annualized.

(5)   Amount is less than $0.005.

(6) For the Quality Large-Cap Value Fund, the ratio of net expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.05% lower than the ratio shown in the table.

(7)   Inception date.

(8) Represents a blended Ratio; for more information regarding this, see Note 3 in the Notes to Financial Statements.

(9) For the Growth & Income Fund, the ratio of net expenses to average net assets includes the effect of $265 (reported in 000's) reimbursement of extraordinary legal expenses incurred during the fiscal years ended March 31, 2008 and August 31, 2007, along with an additional $96 (reported in 000's) of extraordinary expenses incurred in the fiscal period ended March 31, 2010. If excluded, the net expense ratios for the period ended March 31, 2010 would have been as follows: Class A 1.25%, Class B 2.00%, Class C 2.00%, Class I 1.00%.

(10)  Net expense ratio includes extraordinary expenses.

(11) For Funds which may invest in other funds the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.

(12)  The Fund is currently under its expense limitation.

                        See Notes to Financial Statements

                              VIRTUS EQUITY TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2011

1.    ORGANIZATION

      Virtus Equity Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

      As of the date of this report, 11 funds are offered for sale (each a "Fund"), of which nine are reported in this annual report.

      Each Fund's investment objective is outlined on the respective Fund's summary page. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR OBJECTIVES.

      All Funds offer Class A and Class C shares. All Funds with the exception of the Tactical Allocation Fund offer Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions (for more information regarding Qualifying Transactions refer to the prospectus).

      Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions made within a certain period following purchases on which a finder's fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

      Class B shares are sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% CDSC if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

      Effective January 1, 2011, Virtus Mutual Funds impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

      Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and shareholder service plan and has exclusive voting rights with respect to this plan. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

      A.    SECURITIES VALUATION:

            Security valuation procedures for the Funds have been approved by the Board of Trustees. All internally fair valued securities, referred to below, are approved by a valuation committee appointed under the direction of the Board of Trustees.

            The Funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

                  - Level 1 -- quoted prices in active markets for identical securities

                  - Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

                  - Level 3 -- prices determined using significant unobservable inputs (including the valuation committee's own assumptions in determining the fair value of investments)

            A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

            Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

            Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. In such cases the Funds fair value foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, Financial Futures, Exchange Traded Funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain Foreign Common Stocks may occur on a frequent basis.

            Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments may also

                               VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

            incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

            Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

            Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

            The Funds value their investments in the BlackRock Institutional Money Market Trust ("IMM Trust") at fair value, which is based upon the net asset value of the IMM Trust, calculated each day that the NYSE is open for business. Investments held by the IMM Trust are valued using amortized cost and the IMM Trust intends to comply with relevant maturity, portfolio quality and diversification requirements set forth in Rule 2a-7 ("2a-7"), as well as monitoring procedures called for by 2a-7. The IMM Trust is not registered under the 1940 Act, and is categorized as Level 2 in the hierarchy.

            Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

            A summary of the inputs used to value the Funds' net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      B.    SECURITY TRANSACTIONS AND RELATED INCOME:

            Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

            Dividend income is recorded using management's estimate of the income included in distributions received from REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

      C.    INCOME TAXES:

            Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

            The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

            The Funds have adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from the adoption of this authoritative guidance. The Funds do not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Funds file tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable. As of March 31, 2011, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2007 forward (with limited exceptions).

      D.    DISTRIBUTIONS TO SHAREHOLDERS:

            Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

      E.    EXPENSES:

            Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

      F.    FOREIGN CURRENCY TRANSLATION:

            Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

                               VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

      G.    LOAN AGREEMENTS:

            Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.

            The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. At March 31, 2011, the Funds only hold assignment loans.

      H.    SECURITIES LENDING:

            Certain Funds may loan securities to qualified brokers through an agreement with PFPC Trust Co. ("PFPC"). Under the terms of the agreement, each such Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by PFPC for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

            At March 31, 2011, the following funds had securities on loan (reported in thousands):

                                                                 MARKET VALUE   CASH COLLATERAL
                                                                 ------------   ---------------
                            Growth & Income Fund................  $  13,424        $ 14,024
                            Mid-Cap Core Fund...................        296             304
                            Mid-Cap Growth Fund.................     16,048          16,411
                            Quality Large-Cap Value Fund........      5,918           6,078
                            Quality Small-Cap Fund..............     54,889          56,599
                            Small-Cap Core Fund.................     28,400          29,169
                            Small-Cap Sustainable Growth Fund...     18,360          18,894
                            Strategic Growth Fund...............     35,779          36,955
                            Tactical Allocation Fund............     10,103          10,530

3.    INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
      ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

      A.    ADVISER:

            Virtus Investment Advisers, Inc. ("VIA," the "Adviser"), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. ("Virtus"), is the Adviser to the Trust.

            For managing, or directing the management of, the investments of each Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each
            Fund:

                        Quality Small-Cap Fund(1)....        0.70%
                        Small-Cap Core Fund(1).......        0.75%

                                            FIRST $1 BILLION   $1+ BILLION THROUGH $2 BILLION    $2+ BILLION
                                            ----------------   ------------------------------    -----------
            Growth & Income Fund...........       0.75%                    0.70%                      0.65%
            Mid-Cap Core Fund..............       0.80%                    0.75%                      0.70%
            Quality Large-Cap Value Fund...       0.75%                    0.70%                      0.65%
            Strategic Growth Fund..........       0.70%                    0.65%                      0.60%
            Tactical Allocation Fund.......       0.70%                    0.65%                      0.60%

                                            FIRST $400 MILLION   $400+ MILLION THROUGH $1 BILLION  $1+ BILLION
                                            ------------------   --------------------------------  -----------
            Small-Cap Sustainable Growth...       0.90%                    0.85%                     0.80%

                                                  FIRST $500 MILLION   OVER $500 MILLION
                                                  ------------------   -----------------
                   Mid-Cap Growth Fund...........       0.80%               0.70%

(1) Rate effective June 25, 2010. Prior to June 25, 2010, the rate ranged from 0.80% to 0.90% for the Quality Small-Cap Fund and from 0.80% to 0.85% for the Small-Cap Core Fund.

The Adviser manages the Funds' investment programs and general operations of the Funds, including oversight of the Funds' subadvisers.

                               VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

B.    SUBADVISER:

      The subadvisers manage the investments of the Funds for which they are paid a fee by the Adviser. The subadvisers with respect to the Funds are as follows:

               FUND                                                   SUBADVISER
               ----------------------------------------------------   ----------
               Mid-Cap Core Fund...................................     KAR*(2)
               Mid-Cap Growth Fund.................................     HIM(1)
               Quality Large-Cap Value Fund........................     KAR*(2)
               Quality Small-Cap Fund..............................     KAR*(2)
               Small-Cap Core Fund.................................     KAR*(2)
               Small-Cap Sustainable Growth Fund...................     KAR*(2)
               Strategic Growth Fund...............................     SCM*(3)
               Tactical Allocation Fund (Fixed Income Portfolio)...     SCM*(3)

(1) Harris Investment Management, Inc. (a subsidiary of Bank of Montreal, a minority investor in Virtus)

(2)   Kayne Anderson Rudnick Investment Management, LLC

(3)   SCM Advisors LLC

*     An affiliate of Virtus

C.    EXPENSE LIMITS AND FEE WAIVERS:

      The Adviser has voluntarily agreed to limit total Fund operating expenses (excluding interest, taxes and extraordinary expenses) so that such expenses do not exceed the following percentages of the average annual net asset values for the following Funds. The voluntary agreement may be discontinued with respect to any and all Funds at any time.

                                      CLASS A   CLASS B   CLASS C   CLASS I
                                      -------   -------   -------   -------
Growth & Income Fund................   1.25%     2.00%     2.00%     1.00%
Mid-Cap Core Fund...................   1.35%      N/A      2.10%     1.10%
Mid-Cap Growth Fund.................   1.45%     2.20%     2.20%     1.20%
Quality Large-Cap Value Fund........   1.35%      N/A      2.10%     1.10%
Quality Small-Cap Fund(1)...........   1.42%      N/A      2.17%     1.17%
Small-Cap Sustainable Growth Fund...   1.65%      N/A      2.40%     1.40%
Strategic Growth Fund(2)............   1.47%     2.22%     2.22%     1.22%

(1) Rate effective June 25, 2010. Prior to June 25, 2010, the rate was 1.55% for Class A, 2.30% for Class C and 1.30% for Class I.

(2) Rate effective April 14, 2010. Prior to April 14, 2010, there was no expense limitation.

The Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses may be recaptured by the end of the fiscal year shown below:

                                                         EXPIRATION DATE
                                                    --------------------------
                                                    2012   2013   2014   TOTAL
                                                    ----   ----   ----   -----
                   Growth & Income Fund...........  $347   $311   $332   $990
                   Mid-Cap Core Fund..............    --     73     72    145
                   Mid-Cap Growth Fund............   136    110    109    355
                   Quality Large-Cap Value Fund...    79     85    106    270
                   Quality Small-Cap Fund.........   244    152     47    443
                   Small-Cap Sustainable Growth
                   Fund...........................    73     51    121    245

D.    DISTRIBUTOR:

      As the distributor of each Fund's shares, VP Distributors, Inc. ("VP Distributors"), an indirect wholly-owned subsidiary of Virtus, has advised the Funds that for the fiscal year ended March 31, 2011, it retained Class A net commissions of $66; Class B deferred sales charges of $18; and Class C deferred sales charges of $3.

      In addition, each Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and shareholder service plan, at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class. Class I shares are not subject to a 12b-1 plan.

      Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges of share classes with CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.    ADMINISTRATION AND TRANSFER AGENT SERVICES:

      VP Distributors serves as the Administrator to the Trust. For the year ended March 31, 2011, VP Distributors received administration fees totaling $1,317 which are included in the Statement of Operations. A portion of these fees is paid to an outside entity that also provides services to the Fund.

      VP Distributors also serves as the Trust's transfer agent. For the year ended March 31, 2011, VP Distributors received transfer agent fees totaling $2,361 which are included in the Statements of Operations. A portion of these fees is paid to outside entities that also provide services to the Funds.

      On April 14, 2010, the Board of Trustees approved an increase in the rate of fees payable to VP Distributors in its role as Administrator and Transfer Agent to the Trust with immediate effect.

                               VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

F.    AFFILIATED SHAREHOLDERS:

      At March 31, 2011, Virtus, its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Funds which may be redeemed at any time that aggregated the following:

                                                          AGGREGATE
                                                SHARES    NET ASSETS
                                                -------   ----------
                    Mid-Cap Core Fund
                        Class A..............    10,268   $  151
                        Class C..............    10,240      149
                        Class I..............    10,295      152
                    Quality Small-Cap Fund
                        Class A..............    21,516      266
                        Class I..............   295,867    3,663
                    Small-Cap Core Fund
                        Class A..............     8,488      160
                        Class I..............   209,012    4,040

4.    PURCHASES AND SALES OF SECURITIES
      ($ REPORTED IN THOUSANDS)

      Purchases and sales of investment securities (excluding U.S. Government and agency securities, short-term securities and forward currency contracts) during the year ended March 31, 2011, were as follows:

                                                             PURCHASES   SALES
                                                             ---------  --------
                      Growth & Income Fund................   $ 52,808   $ 83,977
                      Mid-Cap Core Fund...................        706        104
                      Mid-Cap Growth Fund.................     70,513     82,953
                      Quality Large-Cap Value Fund........     13,243     17,969
                      Quality Small-Cap Fund..............     55,293     55,514
                      Small-Cap Core Fund.................     23,439     27,195
                      Small-Cap Sustainable Growth Fund...      8,002     15,715
                      Strategic Growth Fund...............    342,954    395,416
                      Tactical Allocation Fund............    147,345    165,525

The Tactical Allocation Fund had purchases of $86,497 and sales of $92,971 of long-term U.S. Government and agency securities during the year ended March 31, 2011.

                               VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

5.    CAPITAL SHARE TRANSACTIONS
      (REPORTED IN THOUSANDS)

      Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

                                             GROWTH & INCOME FUND                          MID-CAP CORE FUND
                                    -----------------------------------------    -----------------------------------------
                                                                                                         FROM INCEPTION,
                                         YEAR ENDED            YEAR ENDED            YEAR ENDED        JUNE 22, 2009(3) TO
                                      MARCH 31, 2011        MARCH 31, 2010         MARCH 31, 2011       MARCH 31, 2010
                                    -------------------   -------------------    -----------------     -------------------
                                    SHARES     AMOUNT     SHARES      AMOUNT     SHARES     AMOUNT      SHARES    AMOUNT
                                    -------   ---------   -------    --------    ------     ------     --------   --------
CLASS A
    Sale of shares                      248   $   3,765       920    $ 11,399       18      $ 243         27      $    294
    Reinvestment of distributions        39         533        99       1,190        1          8         --(1)          2
    Shares repurchased               (1,656)    (23,776)   (3,133)    (41,492)      (1)       (14)        --(1)         (1)
                                    -------   ---------   -------    --------    -----      -----      -----      --------
    Net Increase / (Decrease)        (1,369)  $ (19,478)   (2,114)   $(28,903)      18      $ 237         27      $    295
                                    =======   =========   =======    ========    =====      =====      =====      ========

CLASS B
    Sale of shares                        1   $      18        16    $    189       --      $  --         --      $     --
    Reinvestment of distributions         1           9         4          44       --         --         --            --
    Shares repurchased                 (151)     (2,129)     (252)     (3,113)      --         --         --            --
                                    -------   ---------   -------    --------    -----      -----      -----      --------
    Net Increase / (Decrease)          (149)  $ (2,102)      (232)   $ (2,880)      --      $  --         --      $     --
                                    =======   =========   =======    ========    =====      =====      =====      ========

CLASS C
    Sale of shares                       41   $     594        38    $    474        3      $  37         10      $    100
    Reinvestment of distributions         4          56        15         169       --(1)       2         --(1)          1
    Shares repurchased                 (376)     (5,271)     (376)     (4,743)      --(1)      --(2)      --            --
                                    -------   ---------   -------    --------    -----      -----      -----      --------
    Net Increase / (Decrease)          (331)  $  (4,621)     (323)   $ (4,100)       3      $  39         10      $    101
                                    =======   =========   =======    ========    =====      =====      =====      ========

CLASS I
    Sale of shares                       11   $     167        24    $    320       27      $ 387         13      $    130
    Reinvestment of distributions         4          51         8          98       --(1)       3         --(1)          1
    Shares repurchased                 (307)     (4,360)     (401)     (5,076)      --         --         --(1)         --(2)
                                    -------   ---------   -------    --------    -----      -----      -----      --------
    Net Increase / (Decrease)          (292)  $  (4,142)     (369)   $ (4,658)      27      $ 390         13      $    131
                                    =======   =========   =======    ========    =====      =====      =====      ========

(1)   Shares less than 500.

                                               MID-CAP GROWTH FUND                        QUALITY LARGE-CAP VALUE FUND
                                    -----------------------------------------      ------------------------------------------
                                         YEAR ENDED           YEAR ENDED                YEAR ENDED            YEAR ENDED
                                       MARCH 31, 2011       MARCH 31, 2010            MARCH 31, 2011        MARCH 31, 2010
                                    -------------------   -------------------      ------------------    --------------------
                                    SHARES     AMOUNT     SHARES      AMOUNT       SHARES      AMOUNT    SHARES      AMOUNT
                                    -------   --------    ------     --------      ------     -------    ------     ---------
CLASS A
    Sale of shares                      272   $  3,991     443       $  5,172        178      $ 1,650       492      $  3,645
    Reinvestment of distributions        --         --      --(1)          --(2)      48          426        76           556
    Shares repurchased                 (919)   (13,657)   (915)       (10,865)      (697)      (6,497)   (2,826)      (21,930)
                                    -------   --------    ----       --------      -----      -------    ------     ---------
    Net Increase / (Decrease)          (647)  $ (9,666)   (472)      $ (5,693)      (471)     $(4,421)   (2,258)     $(17,729)
                                    =======   ========    ====       ========      =====      =======    ======     =========

CLASS B
    Sale of shares                       13   $    157      18       $    182         --      $    --        --      $     --
    Shares repurchased                 (139)    (1,792)   (238)        (2,434)        --           --        --            --
                                    -------   --------    ----       --------      -----      -------    ------     ---------
    Net Increase / (Decrease)          (126)  $ (1,635)   (220)      $ (2,252)        --      $    --        --      $     --
                                    =======   ========    ====       ========      =====      =======    ======     =========

CLASS C
    Sale of shares                       20   $    261     147       $  1,407         24      $   225        88      $    733
    Reinvestment of distributions        --         --      --             --          2           15         2            17
    Shares repurchased                  (58)      (737)    (80)          (810)       (85)        (795)     (138)       (1,062)
                                    -------   --------    ----       --------      -----      -------    ------     ---------
    Net Increase / (Decrease)           (38)  $   (476)     67       $    597        (59)     $  (555)      (48)     $   (312)
                                    =======   ========    ====       ========      =====      =======    ======     =========

CLASS I
    Sale of shares                        5   $     79      48       $    596         34      $   345        30      $    255
    Reinvestment of distributions        --         --      --             --         --(1)         4        --(1)          2
    Shares repurchased                  (14)      (216)    (40)          (491)       (22)        (204)       (2)          (16)
                                    -------   --------    ----       --------      -----      -------    ------     ---------
    Net Increase / (Decrease)            (9)  $   (137)      8       $    105         12      $   145        28      $    241
                                    =======   ========    ====       ========      =====      =======    ======     =========

(1)   Shares less than 500.

(2)   Amount is less than $500.

(3)   Inception date of the Fund.

                              VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

                                                      QUALITY SMALL-CAP FUND                      SMALL-CAP CORE FUND
                                             ----------------------------------------    -----------------------------------------
                                                 YEAR ENDED            YEAR ENDED           YEAR ENDED             YEAR ENDED
                                              MARCH 31, 2011        MARCH 31, 2010         MARCH 31, 2011         MARCH 31, 2010
                                             ------------------   -------------------    -------------------    ------------------
                                             SHARES    AMOUNT      SHARES     AMOUNT     SHARES      AMOUNT     SHARES     AMOUNT
                                             ------   ---------   -------   ---------    ------    ---------    ------    --------
CLASS A
    Sale of shares                            1,074   $  11,240     1,201   $  10,301       717    $  11,554       237    $  3,082
    Reinvestment of distributions                80         883        46         380        --           --        --          --
    Plans of Reorganization
      (Note 11)                               5,563      53,432        --          --       554        7,966        --          --
    Conversion of Class B
      Shares to Class A Shares
      (Note 11B)                                 --          --        --          --        47          684        --          --
    Shares repurchased                       (1,922)    (20,141)   (1,194)    (10,141)     (446)      (7,015)     (318)     (4,017)
                                             ------   ---------   -------   ---------    ------    ---------    ------    --------
    Net Increase / (Decrease)                 4,795   $  45,414        53   $     540       872    $  13,189       (81)   $   (935)
                                             ======   =========   =======   =========    ======    =========    ======    ========
CLASS B
    Sale of shares                               --   $      --        --   $      --        --(1)   $    --(2)      3    $     35
    Conversion of Class B
      Shares to Class A Shares
      (Note 11B)                                 --          --        --          --       (51)        (684)       --          --
    Shares repurchased                           --          --        --          --        (6)         (84)      (28)       (345)
                                             ------   ---------   -------   ---------    ------    ---------    ------    --------
    Net Increase / (Decrease)                    --   $      --        --   $      --       (57)   $    (768)      (25)   $   (310)
                                             ======   =========   =======   =========    ======    =========    ======    ========
CLASS C
    Sale of shares                              137   $   1,526       179   $   1,477       174    $   2,583       157    $  1,905
    Reinvestment of distributions                 7          81         2          14        --           --        --          --
    Plans of Reorganization
      (Note 11)                               1,587      15,255        --          --        47          623        --          --
    Shares repurchased                         (279)     (2,957)      (67)       (585)      (76)      (1,107)      (67)       (795)
                                             ------   ---------   -------   ---------    ------    ---------    ------    --------
    Net Increase / (Decrease)                 1,452   $  13,905       114   $     906       145    $   2,099        90    $  1,110
                                             ======   =========   =======   =========    ======    =========    ======    ========
CLASS I
    Sale of shares                            3,574   $  36,831     2,892   $  25,129       951    $  15,505       629    $  8,480
    Reinvestment of distributions               117       1,268        81         670        --           --        --          --
    Plans of Reorganization
      (Note 11)                               4,935      47,396        --          --     3,951       58,273        --          --
    Shares repurchased                       (2,740)    (29,255)   (2,611)    (22,842)   (1,406)     (22,924)     (403)     (5,180)
                                             ------   ---------   -------   ---------    ------    ---------    ------    --------
    Net Increase / (Decrease)                 5,886   $  56,240       362   $   2,957     3,496    $  50,854       226    $  3,300
                                             ======   =========   =======   =========    ======    =========    ======    ========

                                                SMALL-CAP SUSTAINABLE GROWTH FUND                STRATEGIC GROWTH FUND
                                             --------------------------------------   -------------------------------------------
                                                 YEAR ENDED          YEAR ENDED            YEAR ENDED            YEAR ENDED
                                               MARCH 31, 2011      MARCH 31, 2010       MARCH 31, 2011         MARCH 31, 2010
                                             ------------------   -----------------   -------------------   ---------------------
                                             SHARES     AMOUNT    SHARES    AMOUNT     SHARES    AMOUNT      SHARES      AMOUNT
                                             ------   ---------   ------   --------   -------   ---------   --------    ---------
CLASS A
   Sale of shares                               121   $   1,180      116   $    889       949   $   8,023        633     $  4,661
   Reinvestment of distributions                 --          --       --         --     1,965      15,326         --(1)        --(2)
   Plans of Reorganization
      (Note 11)                               5,794      52,387       --         --        --          --     40,081      297,847
   Shares repurchased                          (994)     (9,372)    (344)    (2,947)   (6,725)    (56,348)    (3,450)     (26,341)
                                             ------   ---------   ------   --------   -------   ---------   --------    ---------
   Net Increase / (Decrease)                  4,921   $  44,195     (228)  $ (2,058)   (3,811)  $ (32,999)    37,264    $ 276,167
                                             ======   =========   ======   ========   =======   =========   ========    =========
CLASS B
   Sale of shares                                --   $      --       --   $     --         6   $      43         26     $    160
   Reinvestment of distributions                 --          --       --         --        47         321         --(1)        --(2)
   Plans of Reorganization
      (Note 11)                                  --          --       --         --        --          --        887        5,658
   Shares repurchased                            --          --       --         --      (375)     (2,795)      (295)      (1,925)
                                             ------   ---------   ------   --------   -------   ---------   --------     --------
   Net Increase / (Decrease)                     --   $      --       --   $     --      (322)  $  (2,431)       618     $  3,893
                                             ======   =========   ======   ========   =======   =========   ========     ========

(1)   Shares less than 500.

(2)   Amount is less than $500.

                               VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

                                        SMALL-CAP SUSTAINABLE GROWTH FUND (CONTINUED)     STRATEGIC GROWTH FUND (CONTINUED)
                                        ---------------------------------------------   ----------------------------------------
                                             YEAR ENDED               YEAR ENDED           YEAR ENDED             YEAR ENDED
                                          MARCH 31, 2011            MARCH 31, 2010       MARCH 31, 2011        MARCH 31, 2010
                                        --------------------     --------------------   ------------------    ------------------
                                        SHARES       AMOUNT       SHARES      AMOUNT    SHARES     AMOUNT     SHARES     AMOUNT
                                        ------     ---------     -------    ---------   ------   ---------    ------   ---------
CLASS C
  Sale of shares                             7     $      66          17    $     131       41   $     301        44   $     293
  Reinvestment of distributions             --            --          --           --       34         233        --          --
  Plans of Reorganization
    (Note 11)                              628         5,509          --           --       --          --     1,023       6,050
  Shares repurchased                      (112)       (1,032)         (6)         (44)    (177)     (1,314)     (411)     (2,617)
                                        ------     ---------     -------    ---------   ------   ---------    ------   ---------
  Net Increase / (Decrease)                523     $   4,543          11    $      87     (102)  $    (780)      656   $   3,726
                                        ======     =========     =======    =========   ======   =========    ======   =========
CLASS I
  Sale of shares                            16     $     158         104    $     826       30   $     257        94   $     735
  Reinvestment of distributions              1             8          --           --       19         148        --          --
  Shares repurchased                      (158)       (1,510)       (646)      (5,198)     (54)       (465)     (188)     (1,389)
                                        ------     ---------     -------    ---------   ------   ---------    ------   ---------
  Net Increase / (Decrease)               (141)    $  (1,344)       (542)   $  (4,372)      (5)  $     (60)      (94)  $    (654)
                                        ======     =========     =======    =========   ======   =========    ======   =========

                                                      TACTICAL ALLOCATION FUND
                                            --------------------------------------------
                                                 YEAR ENDED            YEAR ENDED
                                               MARCH 31, 2011        MARCH 31, 2010
                                            --------------------    --------------------
                                            SHARES       AMOUNT      SHARES     AMOUNT
                                            ------     ---------    -------    ---------
CLASS A
  Sale of shares                               368     $   3,074        412    $   3,140
  Reinvestment of distributions                295         2,429        473        3,577
  Shares repurchased                        (2,951)      (24,480)    (2,786)     (21,285)
                                            ------     ---------    -------    ---------
  Net Increase / (Decrease)                 (2,288)    $ (18,977)    (1,901)   $ (14,568)
                                            ======     =========    =======    =========
CLASS B
  Sale of shares                                25     $     213         26    $     193
  Reinvestment of distributions                  2            13          5           34
  Shares repurchased                           (79)         (655)      (141)      (1,069)
                                            ------     ---------    -------    ---------
  Net Increase / (Decrease)                    (52)    $    (429)      (110)   $    (842)
                                            ======     =========    =======    =========
CLASS C
  Sale of shares                                36     $     318         59    $     451
  Reinvestment of distributions                  1             9          2           14
  Shares repurchased                           (42)         (353)        (9)         (64)
                                            ------     ---------    -------    ---------
  Net Increase / (Decrease)                     (5)    $     (26)        52    $     401
                                            ======     =========    =======    =========

                               VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

6.    10% SHAREHOLDERS

      At March 31, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which in each case individually amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

                                  % OF SHARES      NUMBER OF ACCOUNTS
                                  -----------      ------------------
Mid-Cap Core Fund .............       42%                 2*
Quality Small-Cap Fund ........       22                  2
Small-Cap Core Fund ...........       36                  2

*     INCLUDES SHAREHOLDER ACCOUNT AFFILIATED WITH VIRTUS.

7.    INDEMNIFICATIONS

      Under the Funds' organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these arrangements.

8.    FEDERAL INCOME TAX INFORMATION
      ($ REPORTED IN THOUSANDS)

      At March 31, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

                                                                                                NET UNREALIZED
                                                 FEDERAL        UNREALIZED      UNREALIZED       APPRECIATION
FUND                                             TAX COST      APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
-------------------------------------------    ------------    ------------    -------------    --------------
Growth & Income Fund ......................    $    102,002    $     41,039    $     (3,070)    $      37,969
Mid-Cap Core Fund .........................           1,545             248              --               248
Mid-Cap Growth Fund .......................          86,377          27,951            (747)           27,204
Quality Large-Cap Value Fund ..............          45,326           9,560              (6)            9,554
Quality Small-Cap Fund ....................         252,564          77,819          (2,816)           75,003
Small-Cap Core Fund .......................         143,644          39,368              --            39,368
Small-Cap Sustainable Growth Fund .........          69,699          14,287             (65)           14,222
Strategic Growth Fund .....................         377,726         127,937          (1,551)          126,386
Tactical Allocation Fund ..................         179,792          37,243          (2,160)           35,083

The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                                                  EXPIRATION YEAR
                                     -----------------------------------------------------------------------------
                                      2011      2012     2014    2015     2016       2017       2018       TOTAL
                                     ------  ---------  ------  ------  ---------  ---------  ---------  ---------
Growth & Income Fund ..............  $   --  $   2,953  $   --  $   --  $      --  $   6,191  $  27,247  $  36,391
Mid-Cap Growth Fund ...............      --         --      --      --         --      1,598     25,590     27,188
Quality Large-Cap Value Fund ......      --         --      --      --         --     23,879      8,385     32,264
Quality Small-Cap Fund ............      --         --      --      --      2,664     32,147     15,437     50,248
Small-Cap Core Fund ...............      --         --      --      --         --     16,087         --     16,087
Small-Cap Sustainable
   Growth Fund ....................      --         --      --      --         --     13,201      2,246     15,447
Strategic Growth Fund .............      --         --      --      --     10,935     78,220     10,518     99,673
Tactical Allocation Fund ..........      --         --      --      --         --         --     14,798     14,798

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers. The Growth & Income Fund's, the Quality Large-Cap Value Fund's, Quality Small-Cap Fund's, Small-Cap Core Fund's, Small-Cap Sustainable Growth Fund's and the Strategic Growth Fund's amounts include losses acquired in connection with prior year mergers. Utilization of these capital loss carryovers is subject to annual limitations.

For the year ended March 31, 2011, the Funds utilized losses deferred in prior years against current year capital gains as follows:

FUND
----------------------------------------
Growth & Income Fund ...................  $  14,161
Mid-Cap Growth Fund ....................     11,332
Quality Large-Cap Value Fund ...........      1,551
Quality Small-Cap Fund .................     12,386
Small-Cap Core Fund ....................      9,512
Small-Cap Sustainable Growth Fund ......      6,255
Strategic Growth Fund ..................     40,524
Tactical Allocation Fund ...............     12,406

                               VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

The following Funds had capital loss carryovers which expired in 2011:

FUND
----------------------------------------
Growth & Income Fund ...................  $  4,444
Quality Small-Cap Fund .................    15,311
Small-Cap Core Fund ....................    28,395
Small-Cap Sustainable Growth Fund ......     1,307

Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended March 31, 2011, the Funds deferred and recognized post-October losses as follows:

                                              CAPITAL          CAPITAL
                                                LOSS             LOSS
                                              DEFERRED        RECOGNIZED
                                             ----------       ----------
Mid-Cap Core Fund ......................     $       --       $       --(1)
Mid-Cap Growth Fund ....................             --              452
Quality Large-Cap Value Fund ...........             --               40
Quality Small-Cap Fund .................            739               --
Small-Cap Sustainable Growth Fund ......             --               24

(1)   Amount is less than $500

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of the following:

                                                              UNDISTRIBUTED
                                            UNDISTRIBUTED       LONG-TERM
                                              ORDINARY           CAPITAL
                                               INCOME             GAINS
                                           --------------    --------------
Growth & Income Fund ...................    $         142    $          --
Mid-Cap Core Fund ......................               --                5
Mid-Cap Growth Fund ....................               --               --
Quality Large-Cap Value Fund ...........              149               --
Quality Small-Cap Fund .................            1,031               --
Small-Cap Core Fund ....................              286            4,851
Small-Cap Sustainable Growth Fund ......               --               --
Strategic Growth Fund ..................               --               --
Tactical Allocation Fund ...............               69               --

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

9.    RECLASSIFICATION OF CAPITAL ACCOUNTS
      ($ REPORTED IN THOUSANDS)

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of March 31, 2011, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                                              CAPITAL PAID IN
                                                ON SHARES OF      UNDISTRIBUTED NET     ACCUMULATED
                                                 BENEFICIAL       INVESTMENT INCOME     NET REALIZED
                                                  INTEREST               (LOSS)         GAIN (LOSS)
                                              ---------------     -----------------     ------------
Growth & Income Fund ...................      $        (4,444)    $             (13)    $      4,457
Mid-Cap Core Fund ......................                   --                     1               (1)
Mid-Cap Growth Fund ....................                 (805)                  800                5
Quality Large-Cap Value Fund ...........                   --                    (2)               2
Quality Small-Cap Fund .................               45,574                    65          (45,639)
Small-Cap Core Fund ....................               18,640                    35          (18,675)
Small-Cap Sustainable Growth Fund ......               16,611                   119          (16,730)
Strategic Growth Fund ..................               (1,576)                1,527               49
Tactical Allocation Fund ...............                    7                   (23)              16

10.   CREDIT RISK AND ASSET CONCENTRATIONS

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

                               VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At March 31, 2011, the Funds listed held securities issued by various companies in specific sectors as detailed below:

                                                                           PERCENTAGE OF TOTAL
FUND                                                    SECTOR                 INVESTMENTS
----------------------------------------        ----------------------     -------------------
Small-Cap Sustainable Growth Fund ......        Information Technology             25%
Strategic Growth Fund ..................        Information Technology             31

11.   PLANS OF REORGANIZATION
      (ALL AMOUNTS EXCEPT FOR THE PER SHARE AMOUNTS ARE REPORTED IN THOUSANDS)

      A. On February 25, 2010, the Board of Trustees of the Virtus Equity Trust approved an Agreement and Plan of Reorganization (the "Plan") with respect to the Small-Cap Growth Fund (the "Merged Fund") and the Small-Cap Sustainable Growth Fund (the "Acquiring Fund"), which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Virtus Small-Cap Sustainable Growth Fund were recorded at fair value; however, the cost basis of the investments received from the Virtus Small-Cap Growth Fund was carried forward to align ongoing reporting of the Virtus Small-Cap Sustainable Growth Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

            The acquisition was accomplished by a tax-free exchange of shares on June 25, 2010. The share transactions associated with the merger are shown in Note 5 as Plan of Reorganization:

                             JUNE 25, 2010                                           JUNE 25, 2010           MERGED FUND
                                SHARES                 ACQUIRING                        SHARES            NET ASSET VALUE OF
MERGED FUND                   OUTSTANDING                 FUND                         CONVERTED           CONVERTED SHARES
------------------           -------------     -----------------------               -------------        ------------------
Virtus Small-Cap                               Virtus Small-Cap
Growth Fund                                    Sustainable Growth Fund
                    Class                                                  Class
                      A            1,988                                     A           5,794               $    52,387
                      C              232                                     C             628                     5,509

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

                                     UNREALIZED
                         NET         APPRECIATION          ACQUIRING              NET
MERGED FUND             ASSETS      (DEPRECIATION)            FUND               ASSETS
--------------------   --------     -------------     -----------------------    -------
Virtus Small-Cap                                      Virtus Small-Cap
Growth Fund            $ 57,896      $      7,351     Sustainable Growth Fund    $ 4,777

Assuming the acquisition had been completed on April 1, 2010, the Virtus Small-Cap Sustainable Growth Fund results of operations for the year ended March 31, 2011, would have been as follows:

Net investment income (loss) .........................       $     (378)(a)
Net gain (loss) on investments .......................       $   23,095(b)
Net increase (decrease) in assets from operations ....       $   22,717

(a) $(111), as reported in the Statement of Operations, plus $(267) Net Investment Income from Virtus Small-Cap Growth Fund pre-merger.

(b) $11,926, as reported in the Statement of Operations, plus $11,169 Net Realized and Unrealized Gain (Loss) on Investments from Virtus Small-Cap Growth Fund pre-merger.

          Because both Virtus Small-Cap Growth Fund and Virtus Small-Cap Sustainable Growth Fund sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible.

          Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Small-Cap Growth Fund that have been included in the acquired Virtus Small-Cap Sustainable Growth Fund's Statement of Operations since June 25, 2010.

      B. On February 25, 2010, the Board of Trustees of the Virtus Equity Trust also approved an Agreement and Plan of Reorganization (the "Plan") with respect to the Disciplined Small-Cap Opportunities Fund (the "Merged Fund") and the Small-Cap Core Fund (the "Acquiring Fund"), which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Virtus Small-Cap Core Fund were

                               VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

recorded at fair value; however, the cost basis of the investments received from the Virtus Disciplined Small-Cap Opportunities Fund was carried forward to align ongoing reporting of the Virtus Small-Cap Core Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

On June 14, 2010, Class B shares were converted to Class A shares. The acquisition was accomplished by a tax-free exchange of shares on June 25, 2010. The share transactions associated with the merger are shown in Note 5 as Plan of
Reorganization:

                                                                                                             MERGED FUND
                                                                                                              NET ASSET
                                     JUNE 25, 2010                                      JUNE 25, 2010          VALUE OF
                                        SHARES            ACQUIRING                        SHARES             CONVERTED
MERGED FUND                           OUTSTANDING             FUND                        CONVERTED            SHARES
---------------------                -------------      ----------------                -------------        ------------
Virtus Disciplined                                      Virtus Small-Cap
Small-Cap                                               Core Fund
Opportunities Fund

                         Class                                                Class
                          A                 816                                 A              554            $  7,966
                          C                  66                                 C               47                 623
                          I               5,608                                 I            3,951              58,273

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

                                              UNREALIZED
                                 NET          APPRECIATION         ACQUIRING            NET
MERGED FUND                     ASSETS       (DEPRECIATION)          FUND              ASSETS
---------------------         ---------      -------------     -----------------     ---------
Virtus Disciplined                                              Virtus Small-Cap
Small-Cap                                                       Core Fund
Opportunities Fund             $ 66,862       $      7,012                            $ 52,134

Assuming the acquisition had been completed on April 1, 2010, the Virtus Small-Cap Core Fund results of operations for the year ended March 31, 2011, would have been as follows:

Net investment income (loss)                           $     116(a)
Net gain (loss) on investments                         $  44,750(b)
Net increase (decrease) in assets from operations      $  44,866

(a) $252, as reported in the Statement of Operations, plus $(136) Net Investment Income from Virtus Disciplined Small-Cap Opportunities Fund pre-merger.

(b) $34,489, as reported in the Statement of Operations, plus $10,261 Net Realized and Unrealized Gain (Loss) on Investments from Virtus Disciplined Small-Cap Opportunities Fund pre-merger.

      Because both Virtus Disciplined Small-Cap Opportunities Fund and Virtus Small-Cap Core Fund sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible.

      Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Disciplined Small-Cap Opportunities Fund that have been included in the acquired Virtus Small-Cap Core Fund's Statement of Operations since June 25, 2010.

C. On February 25, 2010, the Board of Trustees of the Virtus Equity Trust also approved an Agreement and Plan of Reorganization (the "Plan") with respect to the Disciplined Small-Cap Value Fund (the "Merged Fund") and the Quality Small-Cap Fund (the "Acquiring Fund"), which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Virtus Quality Small-Cap Fund were recorded at fair value; however, the cost basis of the investments received from the Virtus Disciplined Small-Cap Value Fund was carried forward to align ongoing reporting of the Virtus Quality Small-Cap Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

      The acquisition was accomplished by a tax-free exchange of shares on June 25, 2010. The share transactions associated with the merger are shown in
      Note 5 as Plan of Reorganization:

                                                                                                   MERGED FUND
                                                                                                    NET ASSET
                                 JUNE 25, 2010                                   JUNE 25, 2010       VALUE OF
                                    SHARES            ACQUIRING                     SHARES          CONVERTED
MERGED FUND                       OUTSTANDING            FUND                      CONVERTED          SHARES
------------------               -------------     ---------------               -------------      ----------
Virtus Disciplined                                 Virtus Quality
Small-Cap                                          Small-Cap Fund
Value Fund
                      Class                                           Class
                        A             2,092                               A           5,563         $  53,432
                        C               615                               C           1,587            15,255
                        I             1,830                               I           4,935            47,396

                               VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

          The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

                                    UNREALIZED
                        NET        APPRECIATION      ACQUIRING          NET
MERGED FUND            ASSETS     (DEPRECIATION)        FUND           ASSETS
-----------          ----------   --------------   --------------   ------------
Virtus Disciplined                                 Virtus Quality
Small-Cap                                          Small-Cap Fund
Value Fund           $  116,083   $       14,175                    $     95,224

          Assuming the acquisition had been completed on April 1, 2010, the Virtus Quality Small-Cap Fund results of operations for the year ended March 31, 2011, would have been as follows:

Net investment income (loss)                         $    3,244(a)
Net gain (loss) on investments                       $   80,010(b)
Net increase (decrease) in assets from operations    $   83,254

          (a) $3,206, as reported in the Statement of Operations, plus $38 Net Investment Income from Virtus Disciplined Small-Cap Value Fund pre-merger.

          (b) $57,504, as reported in the Statement of Operations, plus $22,506 Net Realized and Unrealized Gain (Loss) on Investments from Virtus Disciplined Small-Cap Value Fund pre-merger.

          Because both Virtus Disciplined Small-Cap Value Fund and Virtus Quality Small-Cap Fund sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible.

          Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Disciplined Small-Cap Value Fund that have been included in the acquired Virtus Quality Small-Cap Fund's Statement of Operations since June 25, 2010.

     D. On November 18, 2009, the Board of Trustees of the Virtus Equity Trust approved an Agreement and Plan of Reorganization (the "Plan") applicable to the Virtus Capital Growth Fund (the "Merged Fund") and Virtus Strategic Growth Fund (the "Acquiring Fund"), which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Funds, while simultaneously creating economies of scale for the surviving Fund that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Virtus Strategic Growth Fund were recorded at fair value; however, the cost basis of the investments received from the Virtus Capital Growth Fund was carried forward to align ongoing reporting of the Virtus Strategic Growth Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

          The acquisition was accomplished by a tax-free exchange of shares on January 29, 2010. The share transactions associated with the merger are shown in Note 5 as Plan of Reorganization:

                                                                                               MERGED FUND
                                                                                                NET ASSET
                             JANUARY 29, 2010                               JANUARY 29, 2010     VALUE OF
                                 SHARES             ACQUIRING                   SHARES          CONVERTED
MERGED FUND                    OUTSTANDING             FUND                    CONVERTED         SHARES
-----------                  ----------------   -----------------           ----------------   -----------
Virtus Capital                                  Virtus Strategic
Growth Fund                                     Growth Fund
                     Class                                          Class
                         A         19,548                               A        33,065        $   253,489
                         B            347                               B           596              4,025
                         C            146                               C           274              1,853

          The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

                                    UNREALIZED
                        NET        APPRECIATION        ACQUIRING           NET
MERGED FUND            ASSETS     (DEPRECIATION)          FUND            ASSETS
-----------          ----------   --------------   -----------------   ------------
Virtus Capital                                     Virtus Strategic
Growth Fund          $  259,367   $       53,037   Growth Fund         $    146,953

          Assuming the acquisition had been completed on April 1, 2009, the Virtus Strategic Growth Fund results of operations for the year ended March 31, 2010, would have been as follows:

Net investment income (loss)                                $    (1,698)(a)
Net realized and unrealized gain (loss) on investments      $   128,017(b)
Net increase (decrease) in assets from operations           $   126,319

          (a) $(661), as reported in the Statement of Operations, plus $(1,037) Net Investment Income from Virtus Capital Growth Fund pre-merger.

          (b) $78,662, as reported in the Statement of Operations, plus $49,355 Net Realized and Unrealized Gain (Loss) on Investments from Virtus Capital Growth Fund pre-merger.

                               VIRTUS EQUITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

          Because both Virtus Capital Growth Fund and Virtus Strategic Growth Fund sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible.

          Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the Merged Fund that have been included in the Acquiring Fund's Statement of Operations since January 29, 2010.

     E. On November 20, 2008, the Board of Trustees of the Virtus Equity Trust approved an Agreement and Plan of Reorganization (the "Plan") applicable to the Virtus All-Cap Growth Fund (the "Merged Fund") and Virtus Strategic Growth Fund (the "Acquiring Fund"), which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Funds, while simultaneously creating economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Virtus Strategic Growth Fund were recorded at fair value; however, the cost basis of the investments received from the Virtus All-Cap Growth Fund was carried forward to align ongoing reporting of the Virtus Strategic Growth Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

          The acquisition was accomplished by a tax-free exchange of shares on April 24, 2009. The share transactions associated with the merger are shown in Note 5 as Plan of Reorganization:

                                                                                               MERGED FUND
                                                                                                NET ASSET
                              APRIL 24, 2009                                 APRIL 24, 2009       VALUE OF
                                 SHARES             ACQUIRING                   SHARES          CONVERTED
MERGED FUND                    OUTSTANDING             FUND                    CONVERTED         SHARES
-----------                  ----------------   -----------------           ----------------   -----------

Virtus All-Cap                                  Virtus Strategic
Growth Fund                                     Growth Fund
                     Class                                          Class
                         A          5,269                               A         7,016        $    44,358
                         B            243                               B           291              1,633
                         C            625                               C           749              4,197

          The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

                                    UNREALIZED
                        NET        APPRECIATION        ACQUIRING           NET
MERGED FUND            ASSETS     (DEPRECIATION)          FUND            ASSETS
-----------          ----------   --------------   -----------------   ------------
Virtus All-Cap                                     Virtus Strategic
Growth Fund          $   50,188   $       (6,381)  Growth Fund         $     85,258

          Assuming the acquisition had been completed on April 1, 2009, the Virtus Strategic Growth Fund results of operations for the year ended March 31, 2010, would have been as follows:

Net investment income (loss)                              $    (691)(a)
Net realized and unrealized gain (loss) on investments    $  70,591(b)
Net increase (decrease) in assets from operations         $  69,900

          (a) $(661), as reported in the Statement of Operations, plus $(30) Net Investment Income from Virtus All-Cap Growth Fund pre-merger.

          (b) $78,662, as reported in the Statement of Operations, plus $(8,071) Net Realized and Unrealized Gain (Loss) on Investments from Virtus All-Cap Growth Fund pre-merger.

          Because both Virtus All-Cap Growth Fund and Virtus Strategic Growth Fund sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible.

          Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the Merged Fund that have been included in the Acquiring Fund's Statement of Operations since April 24, 2009.

12.  RECENT ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

13.  SUBSEQUENT EVENT EVALUATIONS

     Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements. Effective April 18, 2011, BNY Mellon Investment Servicing (US), Inc. became sub-transfer agent for the Virtus Mutual Funds, replacing the prior sub-transfer agent.

[PWC LOGO]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Virtus Equity Trust

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Growth & Income Fund, Virtus Mid-Cap Core Fund, Virtus Mid-Cap Growth Fund, Virtus Quality Large-Cap Value Fund, Virtus Quality Small-Cap Fund, Virtus Small-Cap Core Fund, Virtus Small-Cap Sustainable Growth Fund, Virtus Strategic Growth Fund and Virtus Tactical Allocation Fund (each a series of Virtus Equity Trust, hereafter referred to as the "Funds") at March 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

[/s/ SIGNATURE]

May 24, 2011

PRICEWATERHOUSECOOPERS LLP, TWO COMMERCE SQUARE, SUITE 1700, 2001 MARKET STREET, PHILADELPHIA, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300,
WWW.PWC.COM/US/

                              VIRTUS EQUITY TRUST
                             TAX INFORMATION NOTICE
                                   (UNAUDITED)
                                 MARCH 31, 2011

For the fiscal year ended March 31, 2011, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualify for the dividends received deduction ("DRD") for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends ("LTCG") ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentages for the calendar year will be designated in the year-end tax statements.

                                                       QDI   DRD    LTCG
                                                       ----  ----  ------
Growth & Income Fund                                   100%  100%  $   --
Mid-Cap Core Fund                                      100   100        5
Mid-Cap Growth Fund                                     --    --       --
Quality Large-Cap Value Fund                           100   100       --
Quality Small-Cap Fund                                 100   100       --
Small-Cap Core Fund                                    100   100    4,851
Small-Cap Sustainable Growth Fund                       --    --       --
Strategic Growth Fund                                   --    --       --
Tactical Allocation Fund                                65    60       --

              CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
                            BY THE BOARD OF TRUSTEES
                                   (UNAUDITED)

The Board of Trustees of the Trust, along with the Boards of Trustees of the other trusts in the Virtus Mutual Funds family of funds (collectively, the "Board"), are responsible for determining whether to approve the establishment and continuation of each investment advisory and sub-advisory agreement (each, an "Agreement") applicable to the Virtus Mutual Funds (collectively, the "Funds"). At meetings held on November 17-18, 2010, the Board, including a majority of the independent Trustees, considered and approved the continuation of each Agreement, as further discussed below. In approving each Agreement, the Board determined that the continued retention of the applicable adviser or subadviser was in the best interests of the Funds and their shareholders. The Trustees considered each Fund separately, though they also collectively took into account those interests that all the Funds had in common.

In reaching their decisions, the Board considered information furnished throughout the year at regular Board meetings as well as information prepared specifically in connection with the annual review process. During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. The Board's determination contemplated a number of factors that the Trustees believed, in light of the legal advice furnished to them as well as their own business judgment, to be relevant. Some of the factors that the Board considered are described below, although the Trustees did not identify any particular information or factor as controlling but instead considered the Agreements in the totality of the circumstances. Each individual Trustee may have evaluated the information presented differently, giving different weights to different factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The majority of the Funds(1) are managed using a "manager of managers" structure that generally involves the use of one or more subadvisers to manage some or all of a Fund's portfolio. Under this structure, Virtus Investment Advisers, Inc. ("VIA") is responsible for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, therefore, the Trustees considered VIA's process for supervising and managing the Funds' subadvisers, including (a) VIA's ability to select and monitor the subadvisers; (b) VIA's ability to provide the services necessary to monitor the subadvisers' compliance with the Funds' respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA's ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (d) the experience, capability and integrity of VIA's management and other personnel;
(e) the financial position of VIA; (f) the quality of VIA's own regulatory and legal compliance policies, procedures and systems; (g) the nature, extent and quality of administrative and other services provided by VIA to the Funds; and
(h) VIA's supervision of the Funds' other service providers. Finally, the Board also noted the extent of benefits that are provided to Fund shareholders as a result of being part of the family of Virtus Mutual Funds, including the right to exchange investments between Funds within the same class without a sales charge, the ability to reinvest Fund dividends into other Funds and the right to combine holdings in other Funds to obtain a reduced sales charge.

With respect to the sub-advisory Agreements, the Board noted that each full-service subadviser(2) provided portfolio management, compliance with the respective Fund's investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering the renewal of the sub-advisory Agreements, therefore, the Board considered each subadviser's investment management process, including (a) the experience, capability and integrity of the subadviser's management and other personnel committed by the subadviser to its respective Fund(s); (b) the financial position of the subadviser; (c) the quality and commitment of the subadviser's regulatory and legal compliance policies, procedures and systems; and (d) the subadviser's brokerage and trading practices.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each subadviser were reasonable and beneficial to the Funds and their shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on its consideration of the investment performance of the Funds, in view of its importance to shareholders, and evaluated Fund performance in the context of the special considerations that a manager-of-managers structure requires. The Board also considered that VIA continued to be proactive in seeking to replace and/or add subadvisers as necessary, with a view toward improving Fund performance over the long term.

While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report (the "Lipper Report") for the Funds prepared by Lipper Inc. ("Lipper") and furnished specifically for the contract renewal process. (Lipper is an independent provider of investment company data retained by the Funds for this purpose.) The Lipper Report presented each Fund's short-term and long-term performance relative to a peer group of other mutual funds and relevant benchmarks, as selected by Lipper. The Board considered the composition of each peer group, selection criteria and the appropriateness of the benchmark used for each Fund. The Board also assessed each Fund's performance in the context of its review of the fees and expenses of each Fund as well as VIA's profitability.

The Board noted that while many of the Funds had generally performed in line with their respective benchmarks and peer groups during the periods measured, some of the Funds had underperformed in comparison with their respective benchmarks and/or peer groups. Where significant, the Board extensively considered the performance of the underperforming Funds and the reasons for the performance issues. The Board discussed the possible reasons for the underperformance with VIA, and spoke with representatives from VIA regarding plans to monitor and address performance issues during the coming year.

----------

(1) During the period being reported, the only Funds that did not employ a manager of managers structure were Virtus Growth & Income Fund, which is a series of Virtus Equity Trust; and Virtus Alternatives Diversifier Fund and Virtus CA Tax-Exempt Bond Fund, each of which is a series of Virtus Opportunities Trust. VIA acted as the adviser for these Funds without employing a subadviser, and the Board considered the VIA Agreement with respect to these Funds in that context.

(2) F-Squared Investments, Inc. is the subadviser to Virtus AlphaSector(SM) Rotation Fund but provides limited services in this role. The Board considered both the VIA Agreement and the applicable sub-advisory Agreement in this context. (F-Squared Institutional Advisors, LLC provides limited services as the subadviser to Virtus Premium AlphaSector(SM) Fund, Virtus Allocator Premium AlphaSector(SM) Fund and Virtus Global Premium AlphaSector(SM) Fund, but because those Funds are new, the Board did not consider their Agreements at the same time as the other Agreements.)

              CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
                      BY THE BOARD OF TRUSTEES (CONTINUED)
                                   (UNAUDITED)

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Funds' overall investment performance was reasonable, and concluded that VIA's and each subadviser's performance record and process in managing the Funds merited approval of the continuation of the Agreements. However, the Board noted that certain Funds' performance would continue to be closely monitored and it expected that if performance over a longer period of time did not improve, the adviser would recommend that the subadviser be replaced in a timely manner.

PROFITABILITY. The Board also considered the level of profits realized by VIA and its affiliates in connection with the operation of the Funds. In this regard, the Board reviewed the analysis presented regarding the overall profitability of VIA for its management of the Virtus Mutual Funds, as well as its profits and those of its affiliates for managing and providing other services to each Fund. In addition to the fees paid to VIA and its affiliates, the Trustees considered any other benefits derived by VIA or its affiliates from their relationship with the Funds. Specific attention was paid to the methodology used to allocate costs to each Fund, in recognition of the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocations appeared reasonable, and concluded that the profitability to VIA from each Fund was reasonable in light of the quality of all services rendered to the Funds by VIA and its affiliates.

The Board did not separately review profitability information for each subadviser, noting that the sub-advisory fees are paid by VIA rather than the Funds, so that Fund shareholders are not directly impacted by those fees.

MANAGEMENT FEES AND TOTAL EXPENSES. In evaluating the management fees and total expenses of each Fund, the Board reviewed information provided by VIA and comparisons to other funds in each Fund's peer group as presented in the Lipper Report. The Board noted that certain Funds had higher gross expenses when expressed as a percentage of net assets than those of such Funds' larger peers, which the Trustees considered in the context of these Funds' expectations for future growth. With respect to Virtus Alternatives Diversifier Fund, the Board also noted that as part of the contract renewal process VIA had agreed to eliminate its management fee. The Board also noted that several of the Funds had fee waivers and/or expense caps in place to limit the total expenses incurred by the Funds and their shareholders, and that in connection with the contract renewal process VIA had agreed to institute such an arrangement with respect to Virtus High Yield Fund. Based upon the information presented by VIA and Lipper, the Trustees then determined, in the exercise of their business judgment, that the management fees charged by VIA and the total expenses of the Funds were reasonable, both on an absolute basis and in comparison with the fees and expenses of other funds in each Fund's peer group and the industry at large.

The Board did not receive comparative fee information relating specifically to sub-advisory fees, in light of the fact that the sub-advisory fees are paid by VIA and not by the Funds, so that Fund shareholders are not directly impacted by those fees.

ECONOMIES OF SCALE. The Board noted that the management fees for several of the Funds included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for several of the Funds. The Board determined that VIA and the Funds likely would achieve certain economies of scale, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.

In considering the sub-advisory Agreements, the Board also considered the existence of any economies of scale and whether they would be passed along to the Funds' shareholders, but noted that any such economies would likely be generated at the Fund level rather than at the subadviser level.

                         RESULTS OF SHAREHOLDER MEETING
                               VIRTUS EQUITY TRUST
                            JUNE 23, 2010 (UNAUDITED)

At a special meeting of shareholders of Virtus Disciplined Small-Cap Opportunity Fund, Virtus Disciplined Small-Cap Value Fund and Virtus Small-Cap Growth Fund, each a series of Virtus Equity Trust, held on June 23, 2010, shareholders voted on the following proposals:

NUMBER OF ELIGIBLE SHARES VOTED:

                                                                        FOR          AGAINST      ABSTAIN
                                                                   -------------   ----------   ----------
To approve an Agreement and
Plan of Reorganization with regard
to Virtus Disciplined Small-Cap
Opportunity Fund................................................   6,147,550.652   13,546.052    8,052.874

Shareholders of the Fund voted to approve the above proposal.

NUMBER OF ELIGIBLE SHARES VOTED:

                                                                        FOR          AGAINST      ABSTAIN
                                                                   -------------   ----------   ----------
To approve an Agreement and
Plan of Reorganization with regard
to Virtus Disciplined Small-Cap
Value Fund......................................................   2,827,571.528   40,886.592   50,475.285

Shareholders of the Fund voted to approve the above proposal.

NUMBER OF ELIGIBLE SHARES VOTED:

                                                                        FOR          AGAINST      ABSTAIN
                                                                   -------------   ----------   ----------
To approve an Agreement and
Plan of Reorganization with regard
to Virtus Small-Cap Growth Fund................................    1,059,885.661   49,895.882   44,681.002

Shareholders of the Fund voted to approve the above proposal.

                             FUND MANAGEMENT TABLES
                                   (UNAUDITED)

      Information pertaining to the Trustees and officers of the Trust as of March 31, 2011, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

        NAME,
   YEAR OF BIRTH,
  YEAR ELECTED AND                                        PRINCIPAL OCCUPATION(s)
   NUMBER OF FUNDS                                        DURING PAST 5 YEARS AND
      OVERSEEN                                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  ----------------------------------------------------------------------------------------------
Leroy Keith, Jr.       Chairman, Bloc Global Services Group, LLC (commodities business) (2010 to present). Managing
YOB: 1939              Director, Almanac Capital Management (commodities business) (2007 to 2008). Partner,
44 Funds               Stonington Partners, Inc. (private equity fund) (2001 to 2007). Director/Trustee, Evergreen
                       Funds (88 portfolios) (1989 to present).

Philip R. McLoughlin   Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to present) and SeaCap
Chairman               Partners, LLC (investment management) (2009 to present). Partner, Cross Pond Partners, LLC
YOB: 1946              (strategy consulting firm) (2006 to present). Director, World Trust Fund (1991 to present).
47 Funds               Chairman and Trustee, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (8
                       portfolios) (2003 to present). Director, DTF Tax-Free Income Fund, Inc. (1996 to present);
                       Duff & Phelps Utility and Corporate Bond Trust, Inc. (1996 to present); and DNP Select Income
                       Fund Inc. (2009 to present). Director, Argo Group International Holdings, Inc. and its
                       predecessor, PXRE Corporation (insurance) (1986 to 2009).

Geraldine M. McNamara  Retired. Managing Director, U.S. Trust Company of New York (1982 to 2006). Director, DTF
YOB: 1951              Tax-Free Income Fund, Inc. (2003 to present); Duff & Phelps Utility and Corporate Bond Trust,
47 Funds               Inc. (2003 to present); and DNP Select Income Fund Inc. (2009 to present).

James M. Oates         Managing Director, Wydown Group (consulting firm) (1994 to present). Chairman and Trustee,
YOB: 1946              John Hancock Trust (93 portfolios) and John Hancock Funds II (74 portfolios) (2005 to
44 Funds               present). Director, Stifel Financial (1996 to present). Director, Connecticut River Bank
                       (1999 to present) and Connecticut River Bancorp (1998 to present). Chairman, Emerson
                       Investment Management, Inc. (2000 to present). Director, Trust Company of New Hampshire (2002 to present). Director, Beaumont Financial Partners, LLC (2000 to present). President of the
                       Board (1999 to present) and Director (1985 to present), Middlesex School. Chairman (1997 to
                       2006) and Non-Executive Chairman (2007 to present), Hudson Castle Group, Inc. (formerly IBEX
                       Capital Markets, Inc.) (financial services). Director, Investors Bank and Trust Co. and
                       Investors Financial Services Corporation (1995 to 2007). Trustee, John Hancock Funds III
                       (2005 to 2006).

Richard E. Segerson    Managing Director, Northway Management Company (1998 to present).
YOB: 1946
44 Funds

Ferdinand L.J.         Director, The J.P. Morgan Continental European Investment Trust (1998 to present). Director,
Verdonck               Groupe SNEF (electric and electronic installations) (1998 to present). Director, Galapagos
YOB: 1942              N.V. (biotechnology) (2005 to present). Chairman, Amsterdam Molecular Therapeutics N.V.
44 Funds               (biotechnology) (2007 to present). Director, Movetis N.V. (biotechnology) (2008 to present).
                       Director, Borje Berlin A.G. (stock exchange) (2008 to 2009). Chairman, EASDAQ (stock exchange) (2001 to 2007). Chairman, Banco Urquijo (1998 to 2006).


                               INTERESTED TRUSTEE

      The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

       NAME,
   YEAR OF BIRTH,
  YEAR ELECTED AND                                        PRINCIPAL OCCUPATION(s)
  NUMBER OF FUNDS                                         DURING PAST 5 YEARS AND
      OVERSEEN                                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  ----------------------------------------------------------------------------------------------
George R. Aylward(1)   Director, President and Chief Executive Officer (2008 to present), Director and President
President              (2006 to 2008), Chief Operating Officer (2004 to 2006), Vice President, Finance, (2001 to
YOB: 1964              2002), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Various senior
46 Funds               officer positions with Virtus affiliates (2008 to present). Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President and Chief Operating
                       Officer, Asset Management (2004 to 2007), Vice President and Chief of Staff (2001 to 2004),
                       The Phoenix Companies, Inc. Various senior officer positions with Phoenix affiliates
                       (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006), the
                       Virtus Mutual Funds Family. President, Virtus Variable Insurance Trust (f/k/a The Phoenix
                       Edge Series Fund) (8 portfolios) (since 2010). Chairman, President and Chief Executive
                       Officer, The Zweig Funds (2 portfolios) (2006 to present).

(1) Mr. Aylward is an "interested person," as defined in the 1940 Act, by reason of his position as President, and Chief Executive Officer of Virtus Investment Partners, Inc. ("Virtus"), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

                                   (UNAUDITED)

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                      POSITION(s) HELD WITH
NAME, ADDRESS AND      TRUST AND LENGTH OF                             PRINCIPAL OCCUPATION(s)
  YEAR OF BIRTH           TIME SERVED                                   DURING PAST 5 YEARS
------------------  -------------------------  ------------------------------------------------------------------------------
Francis G. Waltman  Senior Vice President      Executive Vice President, Head of Product Management (2009 to
YOB: 1962           since 2008.                present), Senior Vice President, Asset Management Product
                                               Development (2008 to 2009), Senior Vice President, Asset
                                               Management Product Development (2005 to 2007), Virtus Investment
                                               Partners, Inc. and/or certain of its subsidiaries. Senior Vice
                                               President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge
                                               Series Fund) (8 portfolios) (since 2010). Director (2008 to 2009),
                                               Director and President (2006 to 2007), VP Distributors, Inc.
                                               (f/k/a Phoenix Equity Planning Corporation). Director and Senior
                                               Vice President, Virtus Investment Advisers, Inc. (2008 to present).

Nancy J. Engberg    Vice President and         Vice President and Chief Compliance Officer, Virtus Investment
YOB: 1956           Chief Compliance Officer   Partners, Inc. (2008-present); Chief Compliance Officer,
                    since 2010.                Anti-Money Laundering Officer and Assistant Secretary, Virtus
                                               Variable Insurance Trust (8 portfolios) (since 2011); Vice
                                               President and Counsel, The Phoenix Cos., Inc. (2003 to 2008).

W. Patrick Bradley  Chief Financial Officer    Senior Vice President, Fund Administration (2009 to present), Vice
YOB: 1972           and Treasurer since 2005.  President, Fund Administration (2007 to 2009), Second Vice
                                               President, Fund Control & Tax (2004 to 2006), Virtus Investment Partners,
                                               Inc. and/or certain of its subsidiaries. Chief Financial Officer and
                                               Treasurer (2006 to present), Vice President and Principal Accounting Officer
                                               (2006 to 2010), Assistant Treasurer (2004 to 2006), Virtus Variable
                                               Insurance Trust (f/k/a The Phoenix Edge Series Fund) (8 portfolios).
                                               Chief Financial Officer and Treasurer (2005 to present), Assistant Treasurer
                                               (2004 to 2006), certain funds within the Virtus Mutual Funds Family.

Kevin J. Carr       Vice President, Chief      Senior Vice President (2009 to present), Counsel and Secretary
YOB: 1954           Legal Officer, Counsel     (2008 to present) and Vice President (2008 to 2009), Virtus
                    and Secretary              Investment Partners, Inc. and/or certain of its subsidiaries. Vice
                    since 2005.                President, Chief Legal Officer, Counsel and Secretary, Virtus
                                               Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (8 portfolios)
                                               (since 2010). Vice President and Counsel, Phoenix Life Insurance Company
                                               (2005 to 2008). Compliance Officer of Investments and Counsel, Travelers Life
                                               and Annuity Company (January 2005 to May 2005). Assistant General Counsel and
                                               certain other positions, The Hartford Financial Services Group (1995 to 2005).

VIRTUS EQUITY TRUST
101 Munson Street
Greenfield, MA 01301-9668

TRUSTEES
George R. Aylward
Leroy Keith, Jr.
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck

OFFICERS
George R. Aylward, President
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief Compliance Officer
W. Patrick Bradley, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

INVESTMENT ADVISER
Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, CT 06103-4506

PRINCIPAL UNDERWRITER
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

TRANSFER AGENT
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153-3111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

HOW TO CONTACT US
Mutual Fund Services                    1-800-243-1574
Adviser Consulting Group                1-800-243-4361
Telephone Orders                        1-800-367-5877
Text Telephone                          1-800-243-1926
Web site                                   VIRTUS.COM

IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

                         THIS PAGE INTENTIONALLY BLANK.

(VIRTUS LOGO)                                                      PRSRT STD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                  LANCASTER,
                                                                      PA
                                                                 PERMIT 1793

      P.O. Box 9874
Providence, RI 02940-8074

For more information about Virtus mutual funds, please call your financial representative, contact us at 1-800-243-1574 or VIRTUS.COM.

8015                                                                        4-11

                                 ANNUAL REPORT

                                 [VIRTUS LOGO]

                           Virtus Mid-Cap Value Fund

TRUST NAME:                   March 31, 2011
VIRTUS
EQUITY                                                             [LOGO]
TRUST

NO BANK GUARANTEE            NOT FDIC INSURED                  MAY LOSE VALUE

                               TABLE OF CONTENTS

VIRTUS MID-CAP VALUE FUND ("Mid-Cap Value Fund")
Message to Shareholders .....................................         1
Disclosure of Fund Expenses .................................         2
Key Investment Terms ........................................         4
Fund Summary ................................................         5
Schedule of Investments .....................................         8
Statement of Assets and Liabilities .........................        10
Statement of Operations .....................................        11
Statement of Changes in Net Assets ..........................        12
Financial Highlights ........................................        13
Notes to Financial Statements ...............................        14
Report of Independent Registered Public Accounting Firm......        21
Tax Information Notice ......................................        22
Consideration of Advisory and Sub-advisory Agreements
   by the Board of Trustees .................................        23
Results of Shareholder Meeting ..............................        27
Fund Management Tables ......................................        28

PROXY VOTING PROCEDURES (FORM N-PX)

The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Mid-Cap Value Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                             MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

[PHOTO OF GEORGE R. AYLWARD]

The last 12 months -- especially the first quarter of this year -- provided a textbook lesson in the unpredictable nature of capital markets and the importance of maintaining a disciplined investment approach. Investors were reminded that it is impossible to predict the events that might influence market performance or how the market will react to such events.

The markets faced numerous challenges, among them: the Gulf of Mexico oil spill last spring; Europe's sovereign debt crisis; the late-summer threat of a double-dip recession; and recently, Japan's devastating earthquake and social unrest in the critical oil regions of North Africa and the Middle East. At the same time, the equities markets benefited from the stabilizing effects of the second round of quantitative easing, the Federal Reserve's (the "Fed's") gradual purchase of $600 billion in U.S. Treasuries initiated last November. Confidence replaced concern, and investors started moving out of "safe haven" fixed income securities into equities.

Investors who stayed the course were rewarded for their perseverance. The S&P 500(R) Index, a broad measure of U.S. stock market performance, gained 17.3% for the year ended March 31, 2011, and 5.92% in the first quarter -- its best opening quarter since 1998. Fixed income markets generated more modest returns as interest rates inched higher. The Barclays Capital U.S. Aggregate Bond Index, which measures the performance of the taxable bond market, gained 5.12% for the year ended March 31, 2011, and 0.42% in the first quarter of 2011.

It is clear the U.S. economic recovery is gathering speed. We are seeing signs of improvement in manufacturing, the labor market and consumer spending. GDP is growing and corporate earnings are on the rise. Certainly, this news is positive but challenges remain: higher oil prices, a depressed housing market, and some concern that interest rates may start to increase after the Fed's Treasury purchases end in June.

At times of uncertainty, diversification takes on greater importance. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes can help cushion your portfolio against market volatility. Your financial adviser can help you ensure your portfolio is adequately diversified. You may also want to visit our website, www.virtus.com, to learn about the full range of Virtus Mutual Funds, including some new investment strategies that may be used to diversify a core portfolio.

I hope you will take time to read the enclosed commentary from your fund's management team for their market outlook and strategy. As always, thank you for investing with Virtus.

Sincerely,

/s/ George R. Aylward
--------------------------------------
George R. Aylward
President, Virtus Mutual Funds

MAY 2011

WHENEVER YOU HAVE QUESTIONS ABOUT YOUR ACCOUNT, OR REQUIRE ADDITIONAL INFORMATION, PLEASE VISIT US ON THE WEB AT WWW.VIRTUS.COM OR CALL OUR SHAREOWNER SERVICE GROUP TOLL-FREE AT 1-800-243-1574.

PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN ABOVE.

                            VIRTUS MID-CAP VALUE FUND
                     DISCLOSURE OF FUND EXPENSES (UNAUDITED)
          FOR THE SIX-MONTH PERIOD OF OCTOBER 1, 2010 TO MARCH 31, 2011

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Mid-Cap Value Fund (the "Fund"), you may incur two types of costs:
(1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period. The following Expense Table illustrates the Fund's costs in two ways.

ACTUAL EXPENSES

      The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                           VIRTUS MID-CAP VALUE FUND
              DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
         FOR THE SIX-MONTH PERIOD OF OCTOBER 1, 2010 TO MARCH 31, 2011

EXPENSE TABLE

                                              Beginning         Ending                     Expenses
                                               Account          Account       Annualized     Paid
                                                Value            Value         Expense      During
                                           October 1, 2010   March 31, 2011     Ratio       Period*
                                           ---------------   --------------   ----------   --------

ACTUAL
Class A                                      $ 1,000.00        $ 1,248.20        1.48%     $  8.30
Class C                                        1,000.00          1,243.30        2.23        12.47
Class I                                        1,000.00          1,249.70        1.23         6.90

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A                                        1,000.00          1,017.46        1.48         7.47
Class C                                        1,000.00          1,013.67        2.23        11.26
Class I                                        1,000.00          1,018.72        1.23         6.21

----------
* Expenses are equal to the Fund's annualized expense ratio, which includes waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days
     (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the period.

     The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

     You can find more information about the Fund's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                              KEY INVESTMENT TERMS

ADR (AMERICAN DEPOSITARY RECEIPT)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

QUANTITATIVE EASING

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

RUSSELL 3000(R) INDEX

The Russell 3000(R) Index is a market capitalization-weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

RUSSELL MIDCAP(R) INDEX

The Russell Midcap(R) Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL MIDCAP(R) VALUE INDEX

The Russell Midcap(R) Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX

The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

MID-CAP VALUE FUND

                                                               TICKER SYMBOLS:
                                                               A Share: FMIVX
                                                               C Share: FMICX
                                                               I Share: PIMVX

- MID-CAP VALUE FUND (THE "FUND") is diversified and has an investment objective of long-term growth of capital. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

- For the fiscal year ended March 31, 2011, the Fund's Class A shares at NAV returned 21.42%, Class C shares returned 20.52% and Class I shares returned 21.74%. For the same period, the Russell Midcap(R) Index, a broad-based equity index, returned 24.27%; and the Russell Midcap(R) Value Index, the Fund's style-specific benchmark, returned 22.26%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- Broader market averages such as the S&P 500(R) Index and Russell 3000(R) Index were up 15.65% and 17.40%, respectively, in the fiscal year ending March 31, 2011. Mid-cap stocks remain standout performers with the Russell Midcap(R) Value Index ahead 22.26%.

- The strong rally from 2010 continued into the first quarter of 2011 as all major capitalization tiers of the market posted strong double digit returns for the fiscal year ended March 31, 2011, in response to stimulative government policy and decreased economic uncertainty. The market continues to be fueled by extremely low interest rates, very strong corporate earnings and a shift away from fixed income and cash into equities. Additionally there has been a significant increase in merger and acquisition activity, which historically has enhanced the environment for stocks. All of these factors remain firmly in place as we start the new fiscal year.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- The Fund's performance was driven by substantial gains in energy and cyclical issues. Pipeline and explorations holdings El Paso, Williams Companies and ONEOK were up 67%, 38% and 52%, respectively. All benefited from rising oil prices and company specific actions to improve shareholder value. Strong earnings results in cyclical holdings like Thomas & Betts (electrical products) and beverage can producers, Crown Holdings and Ball Corp., drove gains of 52%, 43% and 35%, respectively.

- Modestly detracting from performance were building products companies, USG and Masco, as housing remains moribund. Fears of defense spending cuts hindered Raytheon; however, with a nice yield, the stock retreated a mere 5%.

- Overall, we're pleased with the Fund's performance during the last fiscal year.

     THE PRECEDING INFORMATION IS THE OPINION OF THE PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES.

                                ASSET ALLOCATIONS

The following table presents the portfolio holdings within certain sectors as a percentage of total investments at March 31, 2011.

Industrials                               21%
Consumer Discretionary                    19
Materials                                 18
Consumer Staples                          12
Energy                                    12
Utilities                                  9
Other (includes short-term
   investments and securities
   lending collateral)                     9
                                         ---
Total                                    100%
                                         ===

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 3/31/11

                                                                Inception
                                              1     5      10      to      Inception
                                            Year  Years  Years   3/31/11     Date
                                           -----  -----  -----  ---------  ---------
CLASS A SHARES AT NAV(2)                   21.42% 5.06%  9.27%     --             --
CLASS A SHARES AT POP(3,4)                 14.44  3.83   8.62      --             --
CLASS C SHARES AT NAV AND WITH CDSC(4)     20.52  4.27     --    6.09%      10/22/04
CLASS I SHARES AT NAV                      21.74    --     --    6.87        3/10/08
RUSSELL MIDCAP(R) INDEX                    24.27  4.67   8.52      --(5)          --
RUSSELL MIDCAP(R) VALUE INDEX              22.26  4.04   9.24      --(6)          --

FUND EXPENSE RATIOS(7): A SHARES: GROSS 1.56%, NET 1.48%; C SHARES: GROSS 2.31%,
                        NET 2.23%; I SHARES: GROSS 1.31%, NET 1.23%.

     ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CLASS C SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST 18 MONTHS AND 0% THEREAFTER. CDSC CHARGES FOR ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) THE INDEX RETURNED 8.96% FOR CLASS C SHARES AND 8.47% FOR CLASS I SHARES FROM THE INCEPTION DATE OF THE RESPECTIVE SHARE CLASSES.

(6) THE INDEX RETURNED 8.49% FOR CLASS C SHARES AND 7.82% FOR CLASS I SHARES FROM THE INCEPTION DATE OF THE RESPECTIVE SHARE CLASSES.

(7) THE EXPENSE RATIOS OF THE FUND ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE 7/31/10 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHT TABLES IN THIS REPORT. NET EXPENSES:
     EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER AND EXCLUDING EXTRAORDINARY EXPENSES. GROSS EXPENSE: DOES NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2001, for Class A shares including any applicable sales charges or fees. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

                              [PERFORMANCE GRAPH]

For information regarding the indexes and certain investment terms, see Key Investment Terms on page 4.

                            VIRTUS MID-CAP VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2011

($ reported in thousands)

                                          SHARES       VALUE
                                        ----------   ----------
COMMON STOCKS -- 96.3%
CONSUMER DISCRETIONARY -- 19.7%
Big Lots, Inc.(2)                          454,400   $   19,735
Fortune Brands, Inc.                       271,000       16,772
Home Depot, Inc. (The)                     238,250        8,830
Penney (J.C.) Co., Inc.                    576,650       20,707
TJX Cos., Inc.                             244,700       12,169
                                                     ----------
                                                         78,213
                                                     ----------

CONSUMER STAPLES -- 12.6%
Koninklijke Ahold NV
   Sponsored ADR                         1,018,400       13,708
Safeway, Inc.(3)                           686,940       16,170
Sara Lee Corp.                           1,151,930       20,355
                                                     ----------
                                                         50,233
                                                     ----------

ENERGY -- 12.3%
Devon Energy Corp.                         134,690       12,361
El Paso Corp.                            1,018,450       18,332
Williams Cos., Inc. (The)                  580,860       18,111
                                                     ----------
                                                         48,804
                                                     ----------

INDUSTRIALS -- 22.7%
Con-way, Inc.(3)                           237,400        9,327
Masco Corp.(3)                             730,380       10,167
Owens Corning, Inc.(2)                     343,450       12,361
Raytheon Co.                               226,300       11,512
Republic Services, Inc.                    530,092       15,924
Thomas & Betts Corp.(2)                    217,040       12,907
USG Corp.(2)(3)                            360,860        6,012
Waste Management,
   Inc.(3)                                 322,150       12,029
                                                     ----------
                                                         90,239
                                                     ----------

MATERIALS -- 19.3%
Ball Corp.                                 331,400       11,880
Crown Holdings, Inc.(2)                    521,250       20,110
Dow Chemical Co. (The)                     320,750       12,108
FMC Corp.                                   98,210        8,341
Owens-Illinois, Inc.(2)                    528,910       15,968
Packaging Corp.
   of America                              296,150        8,556
                                                     ----------
                                                         76,963
                                                     ----------

UTILITIES -- 9.7%
Dominion Resources,
   Inc.(3)                                 300,850       13,448
GenOn Energy, Inc.(2)                    2,215,977        8,443
ONEOK, Inc.                                247,850       16,576
                                                     ----------
                                                         38,467
                                                     ----------

TOTAL COMMON STOCKS
(IDENTIFIED COST $304,754)                              382,919
                                                     ----------
TOTAL LONG-TERM INVESTMENTS -- 96.3%
(IDENTIFIED COST $304,754)                              382,919
                                                     ----------

SHORT-TERM INVESTMENTS -- 3.6%

MONEY MARKET MUTUAL FUNDS -- 3.6%
BlackRock Liquidity Funds
   TempFund Portfolio  -
   Institutional Shares
   (seven-day effective
   yield 0.150%)                        14,322,621       14,323
                                        ----------   ----------

TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $14,323)                                14,323
                                                     ----------

SECURITIES LENDING COLLATERAL -- 6.1%
BlackRock Institutional
   Money Market Trust
   (seven-day effective
   yield 0.252%)(4)                      2,007,894        2,008
BlackRock Liquidity
   Funds TempCash
   Portfolio -
   Institutional Shares
   (seven-day effective
   yield 0.160%)(4)                     22,310,046       22,310
                                        ----------   ----------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $24,318)                                24,318
                                                     ----------

  Security abbreviation definitions are located under Key Investment Terms on page 4.

                        See Notes to Financial Statements

                            VIRTUS MID-CAP VALUE FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

                                               VALUE
                                             ----------
TOTAL INVESTMENTS -- 106.0%
(IDENTIFIED COST $343,395)                   $  421,560(1)
Other assets and liabilities,
 net -- (6.0)%                                  (23,982)
                                             ----------
NET ASSETS -- 100.0%                         $  397,578
                                              =========

ABBREVIATION:

ADR  American Depositary Receipt

FOOTNOTE LEGEND

(1)  Federal Income Tax Information: For tax information at March 31, 2011, see
     Note 6, Federal Income Tax Information in the Notes to Financial
     Statements.

(2)  Non-income producing.

(3)  All or a portion of security is on loan.

(4) Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                                        Level 2 -
                                   Total Value at     Level 1 -        Significant
                                   March 31, 2011   Quoted Prices   Observable Inputs
                                   --------------   -------------   -----------------
INVESTMENT IN SECURITIES:
Equity Securities:
   Common Stocks                   $      382,919   $     382,919   $              --
   Securities Lending Collateral           24,318          22,310               2,008
   Short-Term Investments                  14,323          14,323                  --
                                   --------------   -------------   -----------------
Total Investments                  $      421,560   $     419,552   $           2,008
                                   ==============   =============   =================


There are no Level 3 (significant unobservable inputs) priced securities.

  Security abbreviation definitions are located under Key Investment Terms on page 4.

                        See Notes to Financial Statements

                            VIRTUS MID-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2011

(Reported in thousands except shares and per share amounts)

ASSETS
Investment in securities at value(1)(2) ...........................................   $    421,560
Receivables
   Investment securities sold .....................................................          1,353
   Fund shares sold ...............................................................            994
   Dividends and interest receivable ..............................................            456
Trustee retainer ..................................................................              3
Prepaid expenses ..................................................................             28
                                                                                      ------------
     Total assets .................................................................        424,394
                                                                                      ------------

LIABILITIES
Payables
   Fund shares repurchased ........................................................          1,775
   Collateral on securities loaned ................................................         24,318
   Investment advisory fee ........................................................            286
   Distribution and service fees ..................................................            111
   Administration fee .............................................................             46
   Transfer agent fees and expenses ...............................................            205
   Professional fee ...............................................................             27
   Other accrued expenses .........................................................             48
                                                                                      ------------
     Total liabilities ............................................................         26,816
                                                                                      ------------
NET ASSETS ........................................................................   $    397,578
                                                                                      ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest ..................................   $    460,420
Accumulated undistributed net investment income (loss) ............................            218
Accumulated undistributed net realized gain (loss) ................................       (141,225)
Net unrealized appreciation (depreciation) on investments .........................         78,165
                                                                                      ------------
NET ASSETS ........................................................................   $    397,578
                                                                                      ============

CLASS A
Net asset value (net assets/shares outstanding) per share .........................   $      24.69
Maximum offering price per share NAV/(1 - 575%) ...................................   $      26.20
Shares of beneficial interest outstanding, no par value, unlimited authorization ..     11,361,269
Net Assets ........................................................................   $    280,485

CLASS C
Net asset value (net assets/shares outstanding) and offering price per share ......   $      24.02
Shares of beneficial interest outstanding, no par value, unlimited authorization ..      2,588,198
Net Assets ........................................................................   $     62,174

CLASS I
Net asset value (net assets/shares outstanding) and offering price per share ......   $      24.72
Shares of beneficial interest outstanding, no par value, unlimited authorization ..      2,221,625
Net Assets ........................................................................   $     54,919

(1) Investment in securities at cost ..............................................   $    343,395
(2) Market value of securities on loan ............................................   $     22,819

                       See Notes to Financial Statements

                            VIRTUS MID-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                            YEAR ENDED MARCH 31, 2011

($ reported in thousands)

INVESTMENT INCOME
   Dividends ............................................................   $    6,705
   Security lending .....................................................           45
   Foreign taxes withheld ...............................................          (57)
                                                                            ----------
     Total investment income ............................................        6,693
                                                                            ----------

EXPENSES
   Investment advisory fees .............................................        2,843
   Service fees, Class A ................................................          695
   Distribution and service fees, Class C ...............................          602
   Administration fees ..................................................          535
   Transfer agent fee and expenses ......................................        1,054
   Custodian fees .......................................................           49
   Printing fees and expenses ...........................................           47
   Professional fees ....................................................           33
   Registration fees ....................................................           52
   Trustees' fee and expenses ...........................................           31
   Miscellaneous expenses ...............................................           44
                                                                            ----------
     Total expenses .....................................................        5,985
   Less expenses reimbursed by investment adviser .......................          (34)
                                                                            ----------
     Net expenses .......................................................        5,951
                                                                            ----------
NET INVESTMENT INCOME (LOSS) ............................................          742
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ..............................       (2,259)
   Net change in unrealized appreciation (depreciation) on investments ..       72,628
                                                                            ----------

NET GAIN (LOSS) ON INVESTMENTS ..........................................       70,369
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........   $   71,111
                                                                            ==========

                        See Notes to Financial Statements

                            VIRTUS MID-CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

                                                                     Year Ended        Year Ended
                                                                   March 31, 2011    March 31, 2010
                                                                   --------------    --------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss) ................................   $         742     $       2,234
   Net realized gain (loss) ....................................          (2,259)          (60,291)
   Net change in unrealized appreciation (depreciation) ........          72,628           240,632
                                                                   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....          71,111           182,575
                                                                   --------------    --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A ..............................          (1,883)           (2,280)
   Net investment income, Class C ..............................              --              (364)
   Net investment income, Class I ..............................            (321)             (155)
                                                                   --------------    --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......          (2,204)           (2,799)
                                                                   --------------    --------------

FROM SHARE TRANSACTIONS:
SALE OF SHARES
   Class A (2,756 and 3,210 shares, respectively) ..............          58,682            55,793
   Class C (102 and 201 shares, respectively) ..................           2,164             3,335
   Class I (1,259 and 1,124 shares, respectively) ..............          27,299            20,088

REINVESTMENT OF DISTRIBUTIONS
   Class A (80 and 125 shares, respectively) ...................           1,562             1,818
   Class C (0 and 19 shares, respectively) .....................            --                 264
   Class I (11 and 9 shares, respectively) .....................             212               133

SHARES REPURCHASED
   Class A (6,615 and 6,425 shares, respectively) ..............        (139,119)         (111,807)
   Class C (915 and 1,533 shares, respectively) ................         (18,599)          (26,022)
   Class I (809 and 326 shares, respectively) ..................         (17,298)           (5,645)
                                                                   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......         (85,097)          (62,043)
                                                                   --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................         (16,190)          117,733

NET ASSETS
Beginning of period ............................................         413,768           296,035
                                                                   --------------    --------------
END OF PERIOD ..................................................   $     397,578     $     413,768
                                                                   ==============    ==============

Accumulated undistributed net investment income (loss) at end
   of period ...................................................   $         218     $       1,680

                        See Notes to Financial Statements

                           VIRTUS MID-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                             THROUGHOUT EACH PERIOD

                                                                            DISTRIBUTIONS                        Net
               NET ASSET     NET      NET REALIZED              DIVIDENDS     FROM                     CHANGE   ASSET
                 VALUE,   INVESTMENT       AND      TOTAL FROM   FROM NET      NET                     IN NET   VALUE,
               BEGINNING    INCOME     UNREALIZED   INVESTMENT  INVESTMENT  REALIZED        TOTAL       ASSET  END OF     TOTAL
               OF PERIOD  (LOSS)(1)    GAIN (LOSS)  OPERATIONS    INCOME      GAINS      DISTRIBUTIONS  VALUE  PERIOD   RETURN(2)
-------------  ---------  ----------  ------------  ----------  ----------  ------------ ------------- ------  -------  ---------
CLASS A
4/1/10 to
      3/31/11  $   20.47     0.06         4.29         4.35       (0.13)       --            (0.13)      4.22  $ 24.69    21.42%
4/1/09 to
      3/31/10      12.44     0.12         8.04         8.16       (0.13)       --            (0.13)      8.03    20.47    66.04
4/1/08 to
      3/31/09      22.27     0.15        (9.39)       (9.24)      (0.06)     (0.53)          (0.59)     (9.83)   12.44   (42.59)
7/1/07 to
      3/31/08      27.40     0.05        (4.08)       (4.03)      (0.03)     (1.07)          (1.10)     (5.13)   22.27   (14.90)(7)
7/1/06 to
      6/30/07      21.72     0.18         5.66         5.84       (0.10)     (0.06)          (0.16)      5.68    27.40    26.91
7/1/05 to
      6/30/06      19.63     0.10         2.05         2.15       (0.05)     (0.01)          (0.06)      2.09    21.72    11.07
CLASS C
4/1/10 to
      3/31/11  $   19.93    (0.09)        4.18         4.09          --         --              --       4.09  $ 24.02    20.52%
4/1/09 to
      3/31/10      12.17    (0.01)        7.85         7.84       (0.08)        --           (0.08)      7.76    19.93    64.71
4/1/08 to
      3/31/09      21.87     0.01        (9.18)       (9.17)         --      (0.53)          (0.53)     (9.70)   12.17   (43.01)
7/1/07 to
      3/31/08      27.04    (0.09)       (4.01)       (4.10)         --      (1.07)          (1.07)     (5.17)   21.87   (15.36)(7)
7/1/06 to
      6/30/07      21.53    (0.03)        5.60         5.57          --      (0.06)          (0.06)      5.51    27.04    25.89
7/1/05 to
      6/30/06      19.54    (0.05)        2.05         2.00          --      (0.01)          (0.01)      1.99    21.53    10.26
CLASS I
4/1/10 to
      3/31/11  $   20.49     0.11         4.30         4.41       (0.18)        --           (0.18)      4.23  $ 24.72    21.74%
4/1/09 to
      3/31/10      12.44     0.15         8.05         8.20       (0.15)        --           (0.15)      8.05    20.49    66.39
4/1/08 to
      3/31/09      22.27     0.20        (9.39)       (9.19)      (0.11)     (0.53)          (0.64)     (9.83)   12.44   (42.42)
3/10/08(8) to
      3/31/08      21.20       -- (3)     1.07         1.07          --         --              --       1.07    22.27     5.05(7)


                                              RATIO OF GROSS
                                 RATIO OF       EXPENSES TO
                                    NET            AVERAGE          RATIO
                                EXPENSES            NET            OF NET
                    NET             TO             ASSETS         INVESTMENT
                   ASSETS,        AVERAGE        (BEFORE          INCOME TO   PORTFOLIO
                   END OF          NET           WAIVERS AND       AVERAGE    TURNOVER
               PERIOD (000'S)    ASSETS (4)   REIMBURSEMENTS) (4) NET ASSETS    RATE
-------------  --------------  -------------  ------------------  ----------  -----------
CLASS A
4/1/10 to
      3/31/11  $      280,485     1.48%             1.49%            0.29%        11%
4/1/09 to
      3/31/10         309,899     1.47              1.47             0.71         15
4/1/08 to
      3/31/09         226,815     1.45              1.45             0.83         11
7/1/07 to
      3/31/08         521,552     1.35 (5)(6)       1.42 (6)         0.24 (6)     14(7)
7/1/06 to
      6/30/07         842,524     1.27              1.31             0.68          7
7/1/05 to
      6/30/06         187,701     1.25              1.42             0.50         16
CLASS C
4/1/10 to
      3/31/11  $       62,174     2.23%             2.24%           (0.46)%       11%
4/1/09 to
      3/31/10          67,799     2.22              2.22            (0.03)        15
4/1/08 to
      3/31/09          57,366     2.19              2.19             0.08         11
7/1/07 to
      3/31/08         148,156     2.10 (5)(6)       2.17 (6)        (0.50) (6)    14 (7)
7/1/06 to
      6/30/07         229,293     2.01              2.06            (0.11)         7
7/1/05 to
      6/30/06          99,987     2.00              2.17            (0.25)        16
CLASS I
4/1/10 to
      3/31/11  $       54,919     1.23%             1.24%            0.53%        11%
4/1/09 to
      3/31/10          36,070     1.23              1.23             0.87         15
4/1/08 to
      3/31/09          11,854     1.24              1.24             1.21         11
3/10/08(8) to
      3/31/08             105     1.54 (6)          1.54 (6)        (0.05) (6)    14 (7)

------

(1)   Computed using average shares outstanding.

(2) Sales charges, where applicable, are not reflected in the total return calculation.

(3)   Amount is less than $0.005.

(4) The Fund may invest in other funds and the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.

(5)   Represents a blended net operating ratio.

(6)   Annualized.

(7)   Not annualized.

(8)   Inception date.

                        See Notes to Financial Statements

                            VIRTUS MID-CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2011

1.   ORGANIZATION

     Virtus Equity Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

     As of the date of this report, 11 funds of the Trust are offered for sale, of which the Mid-Cap Value Fund (the "Fund") is reported in this annual report. The Fund's investment objective is outlined on the Fund's summary page. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

     The Fund offers Class A shares, Class C shares and Class I shares.

     Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions made within a certain period following purchases on which a finder's fee has been paid. The period for which such CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

     Class C shares are sold with a 1% CDSC, if applicable, if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

     Effective January 1, 2011, Virtus Mutual Funds impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Fund.

     Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and shareholder service plan, and has exclusive voting rights with respect to this plan. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

     A.   SECURITY VALUATION:

          Security valuation procedures for the Fund have been approved by the Board of Trustees. All internally fair valued securities, referred to below, are approved by a valuation committee appointed under the direction of the Board of Trustees.

          The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

          - Level 1 - quoted prices in active markets for identical
                      securities

                            VIRTUS MID-CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

          - Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          - Level 3 - prices determined using significant unobservable inputs
                     (including the valuation committee's own assumptions in determining the fair value of investments)

          A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

          Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

          Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American depositary receipts, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain Foreign Common Stocks may occur on a frequent basis.

          Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

          Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

                            VIRTUS MID-CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

          Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

          The Funds value their investments in the BlackRock Institutional Money Market Trust ("IMM Trust") at fair value, which is based upon the net asset value of the IMM Trust, calculated each day that the NYSE is open for business. Investments held by the IMM Trust are valued using amortized cost and the IMM Trust intends to comply with relevant maturity, portfolio quality and diversification requirements set forth in Rule 2a-7 ("2a-7"), as well as monitoring procedures called for by 2a-7. The IMM Trust is not registered under the 1940 Act, and is categorized as Level 2 in the hierarchy.

          Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

          A summary of the inputs used to value the Fund's net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     B.   SECURITY TRANSACTIONS AND RELATED INCOME:

          Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

     C.   INCOME TAXES:

          The Fund is treated as a separate taxable entity. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

          The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each fund of the Trust will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

          The Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from the adoption of this authoritative guidance. The Fund does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable. As of March 31, 2011, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2007 forward (with limited exceptions).

                            VIRTUS MID-CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

     D.   DISTRIBUTIONS TO SHAREHOLDERS:

          Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

     E.   EXPENSES:

          Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

     F.   FOREIGN CURRENCY TRANSLATION:

          Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

     G.   SECURITIES LENDING:

          The Fund may loan securities to qualified brokers through an agreement with PFPC Trust Co. ("PFPC"). Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by PFPC for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

          At March 31, 2011, the Fund had securities on loan with a combined market value of $22,819, for which the Fund received cash collateral of $24,318.

3.   INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
     ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

     A.   ADVISER:

          Virtus Investment Advisers, Inc. ("VIA"), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. ("Virtus"), is Adviser (the "Adviser") to the Fund.

                            VIRTUS MID-CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

          For managing or directing the management of the investments of the Fund, the Adviser is entitled to a fee based upon the annual rate of 0.75% of the Fund's first $1 billion of average daily net assets and 0.70% of the Fund's average daily net assets in excess of $1 billion.

          The Adviser manages the Fund's investment program and general operations of the Fund, including oversight of the Fund's subadviser.

     B.   SUBADVISER:

          The subadviser manages the investments of the Fund, for which it is paid a fee by the Adviser. Sasco Capital, Inc. ("Sasco") serves as the Fund's subadviser.

     C.   EXPENSE RECAPTURE:

          Effective April 14, 2010, the Adviser will voluntarily limit the Fund's total operating expenses (excluding interest, taxes and extraordinary expenses) to 1.48% for Class A shares, 2.23% for Class C shares and 1.23% for Class I shares. This voluntary expense limitation may be modified or discontinued at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under this arrangement for a period of three years following the end of the fiscal year in which such reimbursements are made.

          The Adviser may recapture expenses waived or reimbursed under arrangements previously in effect within three years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations. All or a portion of the following Adviser reimbursed expenses may be recaptured by the end of the fiscal year ended as follows:

                                 2014             TOTAL
                                 ----             -----
                                 $ 34             $  34

          During the current fiscal year, the expense ratio has not fallen below the rate required for recapture.

     D.   DISTRIBUTOR:

          As the distributor of the Fund's shares, VP Distributors, Inc. ("VP Distributors"), an indirect wholly-owned subsidiary of Virtus, has advised the Fund that for the year ended March 31, 2011, it retained Class A net commissions of $11 and Class C deferred sales charges of $1.

          In addition, the Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and shareholder service plan, at the annual rate of 0.25% for Class A shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class. Class I shares are not subject to a 12b-1 plan.

          Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

                            VIRTUS MID-CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

     E.   ADMINISTRATION AND TRANSFER AGENT SERVICES:

          VP Distributors serves as the Administrator to the Trust. For the year ended March 31, 2011, VP Distributors received administration fees totaling $415 which are included in the Statement of Operations. A portion of these fees is paid to an outside entity that also provides services to the Fund.

          VP Distributors also serves as the Trust's transfer agent. For the year ended March 31, 2011, VP Distributors received transfer agent fees totaling $976 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Fund.

          On April 14, 2010, the Board of Trustees approved an increase in the rate of fees payable to VP Distributors in its role as Administrator and Transfer Agent to the Trust with immediate effect.

4.   PURCHASES AND SALES OF SECURITIES
     ($ REPORTED IN THOUSANDS)

     Purchases and sales of investment securities (excluding U.S. Government and agency securities and short-term securities) during the year ended March 31, 2011, were as follows:

                       PURCHASES                    SALES
                       ---------                  ---------
                       $  41,866                  $ 134,005

     There were no purchases or sales of long-term U.S. Government and agency securities during the period ended March 31, 2011.

5.   INDEMNIFICATIONS

     Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

6.   FEDERAL INCOME TAX INFORMATION
     ($ REPORTED IN THOUSANDS)

     At March 31, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                               NET UNREALIZED
FEDERAL                UNREALIZED            UNREALIZED         APPRECIATION
TAX COST              APPRECIATION         (DEPRECIATION)      (DEPRECIATION)
--------              ------------         --------------      --------------
$344,038                $110,438             $(32,916)            $77,522

     The Fund has capital loss carryovers which may be used to offset future capital gains as follows:

                               EXPIRATION YEAR
-------------------------------------------------------------------------------
 2017                   2018                      2019                  TOTAL
-------              ---------                  -------              ----------
$ 4,364              $ 129,264                  $ 6,953              $  140,581

                            VIRTUS MID-CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

     The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of these capital loss carryovers.

     Under current tax law, foreign currency and capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended March 31, 2011, the Fund deferred post-October capital losses of $0, and recognized post-October capital losses of $4,694.

     The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the first table above) consist of undistributed ordinary income of $219 and undistributed long-term capital gains of $0.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

7.   RECENT ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

8.   SUBSEQUENT EVENT EVALUATIONS

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

     Effective April 18, 2011, BNY Mellon Investment Servicing (US), Inc. became sub-transfer agent for the Virtus Mutual Funds, replacing the prior sub-transfer agent.

[PWC LOGO]

                     REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

To the Board of Trustees of
Virtus Equity Trust and Shareholders of
Virtus Mid-Cap Value Fund

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Mid-Cap Value Fund (a series of Virtus Equity Trust, hereafter referred to as the "Fund") at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years for the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian provides a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERS LLP)
May 24, 2011

PRICEWATERHOUSECOOPERS LLP, TWO COMMERCE SQUARE, SUITE 1700, 2001 MARKET STREET, PHILADELPHIA, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300,
WWW.PWC.COM/US/

                            VIRTUS MID-CAP VALUE FUND
                             TAX INFORMATION NOTICE
                                   (UNAUDITED)
                                 MARCH 31, 2011

For the fiscal year ended March 31, 2011, the Mid-Cap Value Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction ("DRD") for corporate shareholders. The Fund designates the amount below as long-term capital gains dividends ("LTCG") ($ reported in thousands), or if subsequently different, the amount will be designated in the next annual report. The actual percentages for the calendar year will be designated in year-end tax statements.

                        QDI            DRD        LTCG
                        ---            ---        ----
                        100%           100%        $--

              CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS
                            BY THE BOARD OF TRUSTEES
                                   (UNAUDITED)

     The Board of Trustees of the Trust, along with the Boards of Trustees of the other trusts in the Virtus Mutual Funds family of funds (collectively, the "Board"), are responsible for determining whether to approve the establishment and continuation of each investment advisory and sub-advisory agreement (each, an "Agreement") applicable to the Virtus Mutual Funds (collectively, the "Funds"). At meetings held on November 17-18, 2010, the Board, including a majority of the independent Trustees, considered and approved the continuation of each Agreement, as further discussed below. In approving each Agreement, the Board determined that the continued retention of the applicable adviser or subadviser was in the best interests of the Funds and their shareholders. The Trustees considered each Fund separately, though they also collectively took into account those interests that all the Funds had in common.

     In reaching their decisions, the Board considered information furnished throughout the year at regular Board meetings as well as information prepared specifically in connection with the annual review process. During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. The Board's determination contemplated a number of factors that the Trustees believed, in light of the legal advice furnished to them as well as their own business judgment, to be relevant. Some of the factors that the Board considered are described below, although the Trustees did not identify any particular information or factor as controlling but instead considered the Agreements in the totality of the circumstances. Each individual Trustee may have evaluated the information presented differently, giving different weights to different factors.

     NATURE, EXTENT AND QUALITY OF SERVICES

     The majority of the Funds(1) are managed using a "manager of managers" structure that generally involves the use of one or more subadvisers to manage some or all of a Fund's portfolio. Under this structure, Virtus Investment Advisers, Inc. ("VIA") is responsible for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, therefore, the Trustees considered VIA's process for supervising and managing the Funds' subadvisers, including (a) VIA's ability to select and monitor the subadvisers; (b) VIA's ability to provide the services necessary to monitor the subadvisers' compliance with the Funds' respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA's ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (d) the experience, capability and integrity of VIA's management and other personnel; (e) the financial position of VIA; (f) the quality of VIA's own regulatory and legal compliance policies, procedures and systems; (g) the nature, extent and quality of administrative and other services provided by VIA to the Funds; and (h) VIA's supervision of the Funds' other service providers. Finally, the Board also noted the extent of benefits that are provided to Fund shareholders as a result of being part of the family of Virtus Mutual Funds, including the right to exchange investments between Funds within the same class

----------
1 During the period being reported, the only Funds that did not employ a manager of managers structure were Virtus Growth & Income Fund, which is a series of Virtus Equity Trust; and Virtus Alternatives Diversifier Fund and Virtus CA Tax-Exempt Bond Fund, each of which is a series of Virtus Opportunities Trust. VIA acted as the adviser for these Funds without employing a subadviser, and the Board considered the VIA Agreement with respect to these Funds in that context.

             CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS
                BY THE BOARD OF TRUSTEES (CONTINUED)
                                   (UNAUDITED)

without a sales charge, the ability to reinvest Fund dividends into other Funds and the right to combine holdings in other Funds to obtain a reduced sales charge.

With respect to the sub-advisory Agreements, the Board noted that each full-service subadviser(2) provided portfolio management, compliance with the respective Fund's investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering the renewal of the sub-advisory Agreements, therefore, the Board considered each subadviser's investment management process, including (a) the experience, capability and integrity of the subadviser's management and other personnel committed by the subadviser to its respective Fund(s); (b) the financial position of the subadviser; (c) the quality and commitment of the subadviser's regulatory and legal compliance policies, procedures and systems; and (d) the subadviser's brokerage and trading practices.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each subadviser were reasonable and beneficial to the Funds and their shareholders.

INVESTMENT PERFORMANCE

The Board placed significant emphasis on its consideration of the investment performance of the Funds, in view of its importance to shareholders, and evaluated Fund performance in the context of the special considerations that a manager-of-managers structure requires. The Board also considered that VIA continued to be proactive in seeking to replace and/or add subadvisers as necessary, with a view toward improving Fund performance over the long term.

While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report (the "Lipper Report") for the Funds prepared by Lipper Inc. ("Lipper") and furnished specifically for the contract renewal process. (Lipper is an independent provider of investment company data retained by the Funds for this purpose.) The Lipper Report presented each Fund's short-term and long-term performance relative to a peer group of other mutual funds and relevant benchmarks, as selected by Lipper. The Board considered the composition of each peer group, selection criteria and the appropriateness of the benchmark used for each Fund. The Board also assessed each Fund's performance in the context of its review of the fees and expenses of each Fund as well as VIA's profitability.

The Board noted that while many of the Funds had generally performed in line with their respective benchmarks and peer groups during the periods measured, some of the Funds had underperformed in comparison with their respective benchmarks and/or peer groups. Where significant, the Board extensively considered the performance of the underperforming Funds and the reasons for the performance issues. The Board discussed the possible reasons for the underperformance with VIA, and spoke with representatives from VIA regarding plans to monitor and address performance issues during the coming year.

----------
2 F-Squared Investments, Inc. is the subadviser to Virtus AlphaSector(SM) Rotation Fund but provides limited services in this role. The Board considered both the VIA Agreement and the applicable sub-advisory Agreement in this context. (F-Squared Institutional Advisors, LLC provides limited services as the subadviser to Virtus Premium AlphaSector(SM) Fund, Virtus Allocator Premium AlphaSector(SM) Fund and Virtus Global Premium AlphaSector(SM) Fund, but because those Funds are new, the Board did not consider their Agreements at the same time as the other Agreements.)

              CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS
                BY THE BOARD OF TRUSTEES (CONTINUED)
                                  (UNAUDITED)

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Funds' overall investment performance was reasonable, and concluded that VIA's and each subadviser's performance record and process in managing the Funds merited approval of the continuation of the Agreements. However, the Board noted that certain Funds' performance would continue to be closely monitored and it expected that if performance over a longer period of time did not improve, the adviser would recommend that the subadviser be replaced in a timely manner.

PROFITABILITY

The Board also considered the level of profits realized by VIA and its affiliates in connection with the operation of the Funds. In this regard, the Board reviewed the analysis presented regarding the overall profitability of VIA for its management of the Virtus Mutual Funds, as well as its profits and those of its affiliates for managing and providing other services to each Fund. In addition to the fees paid to VIA and its affiliates, the Trustees considered any other benefits derived by VIA or its affiliates from their relationship with the Funds. Specific attention was paid to the methodology used to allocate costs to each Fund, in recognition of the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocations appeared reasonable, and concluded that the profitability to VIA from each Fund was reasonable in light of the quality of all services rendered to the Funds by VIA and its affiliates.

The Board did not separately review profitability information for each subadviser, noting that the sub-advisory fees are paid by VIA rather than the Funds, so that Fund shareholders are not directly impacted by those fees.

MANAGEMENT FEES AND TOTAL EXPENSES

In evaluating the management fees and total expenses of each Fund, the Board reviewed information provided by VIA and comparisons to other funds in each Fund's peer group as presented in the Lipper Report. The Board noted that certain Funds had higher gross expenses when expressed as a percentage of net assets than those of such Funds' larger peers, which the Trustees considered in the context of these Funds' expectations for future growth. With respect to Virtus Alternatives Diversifier Fund, the Board also noted that as part of the contract renewal process VIA had agreed to eliminate its management fee. The Board also noted that several of the Funds had fee waivers and/or expense caps in place to limit the total expenses incurred by the Funds and their shareholders, and that in connection with the contract renewal process VIA had agreed to institute such an arrangement with respect to Virtus High Yield Fund. Based upon the information presented by VIA and Lipper, the Trustees then determined, in the exercise of their business judgment, that the management fees charged by VIA and the total expenses of the Funds were reasonable, both on an absolute basis and in comparison with the fees and expenses of other funds in each Fund's peer group and the industry at large.

The Board did not receive comparative fee information relating specifically to sub-advisory fees, in light of the fact that the sub-advisory fees are paid by VIA and not by the Funds, so that Fund shareholders are not directly impacted by those fees.

              CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS
                BY THE BOARD OF TRUSTEES (CONTINUED)
                                   (UNAUDITED)

ECONOMIES OF SCALE

The Board noted that the management fees for several of the Funds included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for several of the Funds. The Board determined that VIA and the Funds likely would achieve certain economies of scale, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.

In considering the sub-advisory Agreements, the Board also considered the existence of any economies of scale and whether they would be passed along to the Funds' shareholders, but noted that any such economies would likely be generated at the Fund level rather than at the subadviser level.

                         RESULTS OF SHAREHOLDER MEETING
                               VIRTUS EQUITY TRUST
                            JUNE 23, 2010 (UNAUDITED)

At a special meeting of shareholders of Virtus Disciplined Small-Cap Opportunity Fund, Virtus Disciplined Small-Cap Value Fund and Virtus Small-Cap Growth Fund, each a series of Virtus Equity Trust, held on June 23, 2010, shareholders voted on the following proposals:

NUMBER OF ELIGIBLE SHARES VOTED:

                                              FOR          AGAINST    ABSTAIN
                                          -------------  ----------  ----------
To approve an Agreement and Plan of
 Reorganization with regard to Virtus
 Disciplined Small-Cap Opportunity Fund..  6,147,550.65   13,546.05    8,052.874

Shareholders of the Fund voted to approve the above proposal.

NUMBER OF ELIGIBLE SHARES VOTED:

                                              FOR          AGAINST     ABSTAIN
                                          -------------  ----------  ----------
To approve an Agreement and Plan of
 Reorganization with regard to Virtus
 Disciplined Small-Cap Value Fund ......   2,827,571.528 40,886.592   50,475.285


Shareholders of the Fund voted to approve the above proposal.

NUMBER OF ELIGIBLE SHARES VOTED:

                                              FOR          AGAINST     ABSTAIN
                                          -------------  ----------  -----------
To approve an Agreement and
 Plan of Reorganization with regard
 to Virtus Small-Cap Growth Fund .......   1,059,885.661 49,895.882   44,681.002

Shareholders of the Fund voted to approve the above proposal.

                       FUND MANAGEMENT TABLES (UNAUDITED)

     Information pertaining to the Trustees and officers of the Trust as of March 31, 2011, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES


  NAME,YEAR OF BIRTH,                     PRINCIPAL OCCUPATION(s)
    YEAR ELECTED AND                      DURING PAST 5 YEARS AND
 NUMBER OF FUNDS OVERSEEN              OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  ------------------------------------------------------------------------------------
Leroy Keith, Jr.           Chairman, Bloc Global Services Group, LLC (commodities business) (2010 to
YOB: 1939                  present). Managing Director, Almanac Capital Management (commodities business)
44 Funds                   (2007 to 2008). Partner, Stonington Partners, Inc. (private equity fund) (2001 to 2007). Director/Trustee, Evergreen Funds (88 portfolios)
                           (1989 to present).

Philip R. McLoughlin       Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to present) and
Chairman                   SeaCap Partners, LLC (investment management) (2009 to present). Partner, Cross
YOB: 1946                  Pond Partners, LLC (strategy consulting firm) (2006 to present). Director, World
47 Funds                   Trust Fund (1991 to present). Chairman and Trustee, Virtus Variable Insurance
                           Trust (f/k/a The Phoenix Edge Series Fund) (8 portfolios) (2003 to present).
                           Director, DTF Tax-Free Income Fund, Inc. (1996 to present); Duff & Phelps Utility and Corporate Bond Trust, Inc. (1996 to present); and DNP Select Income Fund
                           Inc. (2009 to present). Director, Argo Group International Holdings, Inc. and its
                           predecessor, PXRE Corporation (insurance) (1986 to 2009).

Geraldine M. McNamara      Retired. Managing Director, U.S. Trust Company of New York (1982 to 2006).
YOB: 1951                  Director, DTF Tax-Free Income Fund, Inc. (2003 to present); Duff & Phelps Utility
47 Funds                   and Corporate Bond Trust, Inc. (2003 to present); and DNP Select Income Fund
                           Inc. (2009 to present).

James M. Oates             Managing Director, Wydown Group (consulting firm) (1994 to present). Chairman
YOB: 1946                  and Trustee, John Hancock Trust (93 portfolios) and John  Hancock Funds II (74
44 Funds                   portfolios) (2005 to present). Director, Stifel Financial(1996 to present). Director,
                           Connecticut River Bank (1999 to present) and Connecticut River Bancorp (1998 to present).
                           Chairman, Emerson Investment Management, Inc. (2000 to present).
                           Director, Trust Company of New Hampshire (2002 to present).
                           Director, Beaumont Financial Partners, LLC (2000 to present). President of the
                           Board (1999 to present) and Director (1985 to present), Middlesex School. Chairman
                           (1997 to 2006) and Non-Executive Chairman (2007 to present), Hudson Castle
                           Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services). Director,
                           Investors Bank and Trust Co. and Investors Financial Services Corporation (1995 to
                           2007). Trustee, John Hancock Funds III (2005 to 2006).

Richard E. Segerson        Managing Director, Northway Management Company (1998 to present).
YOB: 1946
44 Funds

Ferdinand L.J. Verdonck    Director, Galapagos N.V. (biotechnology) (2005 to present). Mr. Verdonck is also a
YOB: 1942                  director of several non-U.S. companies.
Elected:
45 Funds

                               INTERESTED TRUSTEE

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


  NAME,YEAR OF BIRTH,                          PRINCIPAL OCCUPATION(s)
  YEAR ELECTED AND                           DURING PAST 5 YEARS AND
NUMBER OF FUNDS OVERSEEN                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  ------------------------------------------------------------------------------------------------
George R. Aylward(1)       Director, President and Chief Executive Officer (2008 to present), Director and
President                  President (2006 to 2008), Chief Operating Officer (2004 to 2006), Vice President,
YOB: 1964                  Finance, (2001 to 2002), Virtus Investment Partners, Inc. and/or certain of its
46 Funds                   subsidiaries. Various senior officer positions with Virtus affiliates (2008 to present).
                           Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President
                           and Chief Operating Officer, Asset Management (2004 to 2007), Vice President and Chief of Staff
                           (2001 to 2004), The Phoenix Companies, Inc. Various senior officer positions with Phoenix affiliates
                           (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006), the Virtus
                           Mutual Funds Family. President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund)
                           (8 portfolios) (since 2010). Chairman, President and Chief Executive Officer, The Zweig Funds
                           (2 portfolios) (2006 to present).

----------
(1) Mr. Aylward is an "interested person," as defined in the 1940 Act, by reason of his position as President, and Chief Executive Officer of Virtus Investment Partners, Inc. ("Virtus"), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                       POSITION(s) HELD WITH
 NAME, ADDRESS AND      TRUST AND LENGTH OF           PRINCIPAL OCCUPATION(s)
   YEAR OF BIRTH          TIME SERVED                     DURING PAST 5 YEARS
------------------  -------------------------  ---------------------------------------------------------------------------
Francis G. Waltman  Senior Vice President      Executive Vice President, Head of Product
YOB: 1962           since 2008.                Management (2009 to present), Senior Vice
                                               President, Asset Management Product Development (2008 to 2009), Senior Vice
                                               President, Asset Management Product Development (2005 to 2007), Virtus
                                               Investment Partners, Inc. and/or certain of its subsidiaries.
                                               Senior Vice President, Virtus Variable Insurance Trust (f/k/a
                                               The Phoenix Edge Series Fund) (8 portfolios) (since 2010). Director
                                               (2008 to 2009), Director and President (2006 to 2007),
                                               VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director
                                               and Senior Vice President, Virtus Investment Advisers, Inc.
                                               (2008 to present).

Nancy J. Engberg    Vice President and         Vice President and Chief Compliance Officer,
YOB: 1956           Chief Compliance Officer   Virtus Investment Partners, Inc. (2008-present);
                    since 2010.                Chief Compliance Officer, Anti-Money Laundering
                                               Officer and Assistant Secretary, Virtus Variable
                                               Insurance Trust (8 portfolios) (since 2011); Vice President and Counsel,
                                               The Phoenix Cos., Inc. (2003 to 2008).

W. Patrick Bradley  Chief Financial Officer    Senior Vice President, Fund Administration (2009 to present), Vice President, Fund
YOB: 1972           and Treasurer since 2005.  Administration (2007 to 2009), Second Vice President, Fund Control & Tax (2004 to
                                               2006), Virtus Investment Partners, Inc. and/or certain  of its subsidiaries.
                                               Chief Financial Officer and Treasurer (2006 to present), Vice President and Principal
                                               Accounting Officer (2006 to 2010), Assistant Treasurer (2004 to 2006),
                                               Virtus Variable Insurance Trust (f/k/a The Phoenix Edge
                                               Series Fund) (8 portfolios). Chief Financial Officer and
                                               Treasurer (2005 to present), Assistant Treasurer (2004 to 2006), certain funds within the Virtus Mutual Funds Family.

Kevin J. Carr       Vice President,            Senior Vice President (2009 to present), Counsel
YOB: 1954           Chief Legal Officer,       and Secretary (2008 to present) and Vice
                    Counsel and Secretary      President (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its
                    since 2005.                subsidiaries. Vice President, Chief Legal Officer,
                                               Counsel and Secretary, Virtus Variable Insurance
                                               Trust (f/k/a The Phoenix Edge Series Fund) (8 portfolios) (since 2010).
                                               Vice President and Counsel, Phoenix Life Insurance Company
                                               (2005 to 2008). Compliance Officer of Investments and
                                               Counsel, Travelers Life and Annuity Company (January 2005 to
                                               May 2005). Assistant General Counsel and certain other
                                               positions, The Hartford Financial Services Group (1995 to 2005).

VIRTUS EQUITY TRUST
101 Munson Street
Greenfield, MA 01301-9668

TRUSTEES

George R. Aylward
Leroy Keith, Jr.
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck

OFFICERS
George R. Aylward, President
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief Compliance Officer
W. Patrick Bradley, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

INVESTMENT ADVISER
Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, CT 06103-4506

PRINCIPAL UNDERWRITER
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

TRANSFER AGENT
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153-3111

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

HOW TO CONTACT US
Mutual Fund Services       1-800-243-1574
Adviser Consulting Group   1-800-243-4361
Telephone Orders           1-800-367-5877
Text Telephone             1-800-243-1926
Web site                       VIRTUS.COM

IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

For more information about

Virtus mutual funds, please call

your financial representative,

contact us at 1-800-243-1574

or VIRTUS.COM

8014                                                                    4-11


[VIRTUS LOGO]                                                       PRSRT STD
                                                                   U.S. POSTAGE
     P.O. Box 9874                                                     PAID
 Providence, RI 02940-8074                                          LANCASTER,
                                                                        PA
                                                                    PERMIT 1793

                              (VIRTUS LOGO)                             ANNUAL
                                                                        REPORT

                              Virtus Balanced Fund

TRUST NAME:                  March 31, 2011
VIRTUS                                                         (LOGO)
EQUITY
TRUST

NO BANK GUARANTEE            NOT FDIC INSURED                  MAY LOSE VALUE

                                TABLE OF CONTENTS

VIRTUS BALANCED FUND ("Balanced Fund")
Message to Shareholders ........................................................     1
Disclosure of Fund Expenses ....................................................     2
Key Investment Terms ...........................................................     4
Fund Summary ...................................................................     5
Schedule of Investments ........................................................     8
Statement of Assets and Liabilities ............................................    17
Statement of Operations ........................................................    18
Statement of Changes in Net Assets .............................................    19
Financial Highlights ...........................................................    20
Notes to Financial Statements ..................................................    21
Report of Independent Registered Public Accounting Firm ........................    29
Tax Information Notice .........................................................    30
Consideration of Advisory and Sub-advisory Agreements by the Board
   of Trustees .................................................................    31
Results of Shareholder Meeting .................................................    35
Fund Management Tables .........................................................    36

PROXY VOTING PROCEDURES (FORM N-PX)

The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Balanced Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                             MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

(IMAGE)

The last 12 months -- especially the first quarter of this year -- provided a textbook lesson in the unpredictable nature of capital markets and the importance of maintaining a disciplined investment approach. Investors were reminded that it is impossible to predict the events that might influence market performance or how the market will react to such events.

The markets faced numerous challenges, among them: the Gulf of Mexico oil spill last spring; Europe's sovereign debt crisis; the late-summer threat of a double-dip recession; and recently, Japan's devastating earthquake and social unrest in the critical oil regions of North Africa and the Middle East. At the same time, the equities markets benefited from the stabilizing effects of the second round of quantitative easing, the Federal Reserve's (the "Fed's") gradual purchase of $600 billion in U.S. Treasuries initiated last November. Confidence replaced concern, and investors started moving out of "safe haven" fixed income securities into equities.

Investors who stayed the course were rewarded for their perseverance. The S&P 500(R) Index, a broad measure of U.S. stock market performance, gained 17.3% for the year ended March 31, 2011, and 5.92% in the first quarter -- its best opening quarter since 1998. Fixed income markets generated more modest returns as interest rates inched higher. The Barclays Capital U.S. Aggregate Bond Index, which measures the performance of the taxable bond market, gained 5.12% for the year ended March 31, 2011, and 0.42% in the first quarter of 2011.

It is clear the U.S. economic recovery is gathering speed. We are seeing signs of improvement in manufacturing, the labor market and consumer spending. GDP is growing and corporate earnings are on the rise. Certainly, this news is positive but challenges remain: higher oil prices, a depressed housing market, and some concern that interest rates may start to increase after the Fed's Treasury purchases end in June.

At times of uncertainty, diversification takes on greater importance. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes can help cushion your portfolio against market volatility. Your financial adviser can help you ensure your portfolio is adequately diversified. You may also want to visit our website, www.virtus.com, to learn about the full range of Virtus Mutual Funds, including some new investment strategies that may be used to diversify a core portfolio.

I hope you will take time to read the enclosed commentary from your fund's management team for their market outlook and strategy. As always, thank you for investing with Virtus.

Sincerely,

-s- George R. Aylward
George R. Aylward
President, Virtus Mutual Funds

MAY 2011

WHENEVER YOU HAVE QUESTIONS ABOUT YOUR ACCOUNT, OR REQUIRE ADDITIONAL INFORMATION, PLEASE VISIT US ON THE WEB AT WWW.VIRTUS.COM OR CALL OUR SHAREOWNER SERVICE GROUP TOLL-FREE AT 1-800-243-1574.

PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN ABOVE.

                              VIRTUS BALANCED FUND
                     DISCLOSURE OF FUND EXPENSES (UNAUDITED)
          FOR THE SIX-MONTH PERIOD OF OCTOBER 1, 2010 TO MARCH 31, 2011

     We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Virtus Balanced Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates the Fund's costs in two ways.

ACTUAL EXPENSES

     The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investment and timing of any purchases or redemptions.

                              VIRTUS BALANCED FUND
               DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
          FOR THE SIX-MONTH PERIOD OF OCTOBER 1, 2010 TO MARCH 31, 2011

EXPENSE TABLE

                       Beginning             Ending                          Expenses
                        Account              Account         Annualized        Paid
                         Value                Value            Expense        During
                    October 1, 2010      March 31, 2011         Ratio         Period*
                    ---------------      --------------      ----------      --------
ACTUAL
Class A                $1,000.00           $1,133.20            1.13%         $6.01
Class B                 1,000.00            1,128.00            1.88           9.97
Class C                 1,000.00            1,129.10            1.88           9.98

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A                 1,000.00            1,019.23            1.13           5.70
Class B                 1,000.00            1,015.44            1.88           9.49
Class C                 1,000.00            1,015.44            1.88           9.49

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

     The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

     You can find more information about the Fund's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                              KEY INVESTMENT TERMS

ADR (AMERICAN DEPOSITARY RECEIPT)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

COMPOSITE INDEX FOR BALANCED FUND

A composite index consisting of 60% S&P 500(R) Index and 40% Barclays Capital U.S. Aggregate Bond Index.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

QUANTITATIVE EASING

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

REIT (REAL ESTATE INVESTMENT TRUST)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500(R) INDEX

The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

VIRTUS BALANCED FUND                                   TICKER SYMBOLS:
                                                       A Share: PHBLX
                                                       B Share: PBCBX
                                                       C Share: PSBCX


- BALANCED FUND (THE "FUND") is diversified and has investment objectives of reasonable income, long-term capital growth and conservation of capital.

- For the fiscal year ended March 31, 2011, the Fund's Class A shares at NAV returned 13.59%, Class B shares returned 12.75% and Class C shares returned 12.76%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.65%; the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.12%; and the Balanced Fund Composite Index, which is the Fund's style-specific index appropriate for comparison, returned 11.79%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PERFORMANCE DATA QUOTED REPRESENTS PAST RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

HOW DID THE EQUITY MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The stock market generally moved higher over the April 1, 2010 to March 31, 2011 year-long period referred to in this annual report. The benchmark S&P 500(R) Index returned 15.65% on the year; however, the market did experience a correction that lasted from late April 2010 until early July that is masked by the overall returns stated. This sell-off was hard on investor psyche, coming only about a year after the lows put in from the bear market which ended in early March of 2009. The summer months remained volatile, and it was not until September that a sustainable rally ensued. This rally has been powerful and generally remains in place as of this writing. The rally has been relatively broad based, although economically cyclical stocks have performed best, with some late cycle names also showing relative strength.

HOW DID THE FIXED INCOME MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The bond portion of the Fund excelled during the fiscal year, with its bond-only twin, the Virtus Bond Fund, producing 21st percentile return year-to-year.

- The year got off to a difficult start for financial markets, as the end of the first round of quantitative easing and the subsequent economic slowdown combined with the European credit crisis to push risk premia wider.

- This produced an opportunity later in the year, as the Federal Reserve looked to revitalize the economy through a second round of quantitative easing.

- In anticipation of QE II, the portfolio added securities whose prices had been suppressed by the early year selloff.

- The ensuing rally, propelled by monetary stimulus and renewed investor confidence, drove the portfolio's notable performance.

WHAT FACTORS AFFECTED THE FUND'S EQUITY PORTFOLIO PERFORMANCE DURING ITS FISCAL YEAR?

- The Fund outperformed the benchmark S&P 500(R) Index for the year, although the late spring/early summer correction was difficult. The Fund has been positioned for a mid- to late-cycle rally in more economically sensitive areas, which eventually played out very well for shareholders. The Fund's positions in Energy stocks, Material names, and Industrial companies were all positive factors on performance. Very good stock selection within the Health Care and Consumer Discretionary sectors were also a tailwind for performance. The major drag on performance was within Information Technology, where stock selection was relatively poor. The Fund generally has a "growth at a reasonable price"


   For information regarding the indexes and certain investment terms, see Key
                          Investment Terms on page 4.

     bias, and the names within Tech that performed last year were largely high valuation, explosive growth companies that the Fund usually avoids. Fortunately, stocks within sectors such as Energy and Materials made up for this shortfall, and then some. The powerful rally that endured for the back half of the year and well into 2011 has seen the cyclical names the Fund is focused on move sharply higher. The overall rally in stocks, combined with proper sector positioning, has given shareholders solid returns, and returns in excess of the benchmark for the previous year.

WHAT FACTORS AFFECTED THE FUND'S FIXED INCOME PORTFOLIO PERFORMANCE DURING ITS FISCAL YEAR?

- The High Yield corporate bond component of the portfolio was the most prominent contributor to performance during the year.

- The high yield position was expanded after the early selloff, and generated a 13% return overall, led by the Utility sector's 15% return.

- High Grade corporate bonds also performed well, generating approximately 8% in total return. Global Banks and financials comprised a large portion of this performance.

- Sector selection within the Securitized arena also provided a boost, as credit securities outperformed government guaranteed Fannie Mae and Freddie Mac.

- The Commercial Mortgage-Backed Securities allocation was 3 times benchmark, and produced a 10% total return.

- The portfolio also benefited from a substantial underweight to Agency Mortgage-Backed Securities as this sector could only muster a 5% return.

- Taxable municipals turned out to be a surprisingly obliging addition to the portfolio, generating an 11% total return over the period.


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

INVESTING INTERNATIONALLY, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK. THE FUND MAY INVEST IN HIGH-YIELD BONDS, WHICH MAY BE SUBJECT TO GREATER CREDIT AND MARKET RISKS. AS INTEREST RATES RISE, EXISTING BOND PRICES FALL AND CAN CAUSE THE VALUE OF AN INVESTMENT IN THE FUND TO DECLINE. CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF LONGER-TERM FIXED INCOME SECURITIES MORE THAN SHORTER-TERM SECURITIES. INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES. INVESTING IN MUNICIPAL BONDS INVOLVES MARKET RISK AND CREDIT RISK.

                               ASSET ALLOCATIONS

The following table presents the portfolio holdings within certain sectors as a percentage of total investments at March 31, 2011.

Common Stocks                                59%
   Information Technology                    11%
   Energy                                    11%
   Industrials                                9%
   All Other Sectors in Common Stocks        28%
Corporate Bonds                              17%
Mortgage-Backed Securities                   14%
Other (includes short-term
   investments and securities
   lending collateral)                       10%
                                            ---
Total                                       100%
                                            ===


   For information regarding the indexes and certain investment terms, see Key
                          Investment Terms on page 4.

AVERAGE ANNUAL TOTAL RETURNS(1) for periods ended 3/31/11

                                                                    Inception
                                              1       5      10        to       Inception
                                             Year   Years   Years    3/31/11       Date
                                            ------  ------  ------  ---------   ---------
CLASS A SHARES AT NAV(2)                    13.59%   4.29%   4.48%       --           --
CLASS A SHARES AT POP(3,4)                   7.06    3.06    3.87        --           --
CLASS B SHARES AT NAV(2)                    12.75    3.50    3.70        --           --
CLASS B SHARES WITH CDSC(4)                  8.75    3.50    3.70        --           --
CLASS C SHARES AT NAV AND WITH CDSC(4)      12.76    3.50      --      4.17%     4/19/05
S&P 500(R) INDEX                            15.65    2.62    3.29      4.53(5)        --
BARCLAYS CAPITAL U.S. AGGREGATE INDEX        5.12    6.03    5.56      5.20(5)        --
COMPOSITE INDEX FOR BALANCED FUND           11.79    4.37    4.55      5.15(5)        --
FUND EXPENSE RATIOS(6): A SHARES: 1.18%; B SHARES: 1.93%; C SHARES: 1.93%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE-YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST 18 MONTHS AND 0% THEREAFTER. CDSC CHARGES FOR ALL REDEMPTIONS OF CLASS C SHARES, ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5)  THE INDEX RETURNS ARE FROM CLASS C SHARES INCEPTION DATE.

(6) THE EXPENSE RATIOS OF THE FUND ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE 7/31/10 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. SEE THE FINANCIAL HIGHLIGHTS FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2001, for Class A and Class B shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

                                     (LINE GRAPH)

  For information regarding the indexes and certain investment terms, see Key
                          Investment Terms on page 4.

                              VIRTUS BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2011

($ reported in thousands)

                                         PAR VALUE   VALUE
                                         ---------  --------
U.S. GOVERNMENT SECURITIES--7.3%
U.S. Treasury Bond
   3.500%, 2/15/39                       $  14,905  $ 12,497
U.S. Treasury Note
   1.125%, 12/15/12                          8,070     8,134
   2.625%, 6/30/14                           1,355     1,408
   3.250%, 12/31/16                         12,975    13,485
   2.625%, 8/15/20(5)                       13,145    12,331
                                                    --------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $47,703)                             47,855
                                                    --------
MUNICIPAL BONDS--0.2%

CALIFORNIA--0.2%
Metropolitan Water District
   of Southern California
   Build America Bonds,
   Taxable Series A,
   6.947%, 7/1/40                              215       226
State of California,
   Build America Bonds
   7.600%, 11/1/40                             855       935
                                                    --------
                                                       1,161
                                                    --------
NEW JERSEY--0.0%
New Jersey Turnpike
   Authority Taxable Series B
   Prerefunded 1/1/15 @ 100
   (AMBAC Insured)
   4.252%, 1/1/16                                5         5
State Turnpike Authority,
   Build America Bonds,
   Taxable Series
   A, 7.102%, 1/1/41                           230       248
                                                    --------
                                                         253
                                                    --------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $1,313)                               1,414
                                                    --------
MORTGAGE-BACKED SECURITIES--13.8%

AGENCY--10.7%
FHLMC
   6.500%, 4/1/31                            5,080     5,740
   5.000%, 1/1/35                            3,102     3,260
   5.000%, 7/1/35                              707       742
   5.000%, 12/1/35                           1,191     1,255
FHLMC REMICs
   JA-2777
   4.500%, 11/15/17                            216       222
   CH-2904
   4.500%, 4/15/19                             766       799
FNMA
   6.000%, 5/1/17                              100       110
   4.500%, 12/1/18                           1,047     1,109
   4.500%, 4/1/19                              204       215
   4.000%, 7/1/19                               43        45
   0.000%, 10/9/19                           1,425       968
   4.000%, 6/1/20                              603       629
   4.500%, 11/1/20                           1,709     1,806
   6.000%, 12/1/32                             233       257
   5.000%, 5/1/33                              754       794
   6.000%, 11/1/34                           9,736    10,696
   6.000%, 5/1/35                              355       388
   5.500%, 3/1/36                            2,942     3,162
   5.500%, 9/1/36                              187       201
   6.500%, 5/1/37                            1,495     1,681
   6.000%, 6/1/37                            1,608     1,768
   6.000%, 10/1/37                             808       880
   5.000%, 2/1/38                              707       747
   5.000%, 3/1/38                              685       724
   5.000%, 3/1/38                              840       887
   6.500%, 3/1/38                            6,275     7,098
   5.000%, 4/1/38                            1,427     1,507
   5.500%, 4/1/38                              471       511
   5.500%, 8/1/38                            1,003     1,074
   6.500%, 10/1/38                             182       204
   6.000%, 11/1/38                             955     1,041
   6.000%, 8/1/39                            3,391     3,721
   5.500%, 9/1/39                            6,643     7,153
   4.500%, 9/1/40                            2,472     2,532
FNMA REMICs
   03-42, HC
   4.500%, 12/25/17                            304       316
GNMA 11-49, A
   2.450%, 11/16/16                          5,195     5,269
                                                    --------
                                                      69,511
                                                    --------

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

                                                  PAR VALUE      VALUE
                                                  ---------     --------
NON-AGENCY--3.1%
Banc of America
   Commercial Mortgage,
   Inc. 06-2, A3
   5.713%, 5/10/45(3)                             $   2,660     $  2,763
Bear Stearns Commercial
   Mortgage Securities
   05-PWR9, A4B
   4.943%, 9/11/42                                    1,460        1,511
Citigroup/Deutsche Bank
   Commercial Mortgage
   Trust 05 CD1, AJ
   5.222%, 7/15/44(3)                                 1,325        1,292
Commercial Mortgage
   Pass-Through
   Certificates 07-C9, A4
   5.815%, 12/10/49(3)                                1,035        1,123
Credit Suisse Mortgage
   Capital Certificates
   06-C1, A4
   5.441%, 2/15/39(3)                                 1,950        2,091
   06-C1, A3
   5.441%, 2/15/39(3)                                   650          682
   06-C5, A3
   5.311%, 12/15/39                                     755          793
Morgan Stanley Capital I
   07-T27, AJ
   5.646%, 6/11/42(3)                                 1,320        1,285
   07-T27, A4
   5.646%, 6/11/42(3)                                 2,175        2,389
   05-IQ10, A4B
   5.284%, 9/15/42(3)                                 1,265        1,323
   06-IQ11, A4
   5.726%, 10/15/42(3)                                1,165        1,276
Wachovia Bank Commercial
   Mortgage Trust
   06-C26, A3
   6.011%, 6/15/45(3)                                 2,300        2,505
   06-C28, AM
   5.603%, 10/15/48(3)                                1,335        1,354
                                                                --------
                                                                  20,387
                                                                --------
TOTAL MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $87,527)                                         89,898
                                                                --------
ASSET-BACKED SECURITIES--0.0%
Associates Manufactured
   Housing Pass-Through
   Certificate 97-2, A6
   7.075%, 3/15/28                                      133          134
                                                                --------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $133)                                               134
                                                                --------
CORPORATE BONDS--17.3%

CONSUMER DISCRETIONARY--2.9%
AMC Entertainment
   Holdings, Inc. 144A
   9.750%, 12/1/20(4)                                   435          468
Ameristar Casinos, Inc.
   9.250%, 6/1/14                                     1,600        1,766
   144A 7.500%, 4/15/21(4)                              240          238
Bon-Ton Stores, Inc. (The)
   10.250%, 3/15/14                                     965          994
Brown Shoe Co., Inc.
   8.750%, 5/1/12                                       725          730
Cequel Communications
   Holdings I LLC/Cequel
   Capital Corp. 144A
   8.625%, 11/15/17(4)                                  410          429
DineEquity, Inc. 144A
   9.500%, 10/30/18(4)                                  175          191
Discovery Communications LLC
   3.700%, 6/1/15                                       470          486
Fortune Brands, Inc.
   3.000%, 6/1/12                                     1,050        1,067
HOA Restaurant Group
   LLC/HOA Finance Corp.
   144A 11.250%, 4/1/17(4)                              275          282
Home Depot, Inc.
   4.400%, 4/1/21                                       520          519
Landry's Holdings, Inc.
   144A 11.500%, 6/1/14(4)                              670          667
NBC Universal, Inc.
   144A 2.100%, 4/1/14(4)                               730          727
   144A 4.375%, 4/1/21(4)                               730          699
Nebraska Book Co., Inc.
   10.000%, 12/1/11(5)                                1,160        1,189
   8.625%, 3/15/12 (5)                                  180          157

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

                                                  PAR VALUE      VALUE
                                                  ---------     --------
CONSUMER DISCRETIONARY--CONTINUED
Payless Shoesource, Inc.
   8.250%, 8/1/13                                 $   1,300     $  1,324
Peninsula Gaming
   LLC/Peninsula
   Gaming Corp.
   10.750%, 8/15/17                                     485          535
Rent-A-Center, Inc. 144A
   6.625%, 11/15/20(4)                                1,260        1,247
Scientific Games
   International, Inc.
   9.250%, 6/15/19                                      800          882
Time Warner Cable, Inc.
   5.000%, 2/1/20                                     1,080        1,092
Unitymedia Hessen GmbH
   & Co. KG/Unitymedia
   NRW GmbH 144A
   8.125%, 12/1/17(4)                                   595          629
Univision Communications,
   Inc. 144A
   7.875%, 11/1/20(4)                                   205          218
Valassis Communications,
   Inc. 144A
   6.625%, 2/1/21(4)                                    930          908
Visteon Corp. 144A
   6.750%, 4/15/19(4)                                   240          240
WMG Holdings Corp.
   9.500%, 12/15/14(3)(5)                             1,055        1,081
                                                                --------
                                                                  18,765
                                                                --------
CONSUMER STAPLES--0.7%
Altria Group, Inc.
   9.250%, 8/6/19                                     1,560        2,036
Archer Daniels Midland Co.
   5.765%, 3/1/41                                       515          527
Beverages & More, Inc.
   144A 9.625%, 10/1/14(4)                              920          971
C&S Group Enterprises
   LLC 144A
   8.375%, 5/1/17(4)(5)                                  95           98
Kraft Foods, Inc.
   6.125%, 2/1/18                                       630          704
Rite Aid Corp.
   6.875%, 8/15/13                                      145          139
                                                                --------
                                                                   4,475
                                                                --------
ENERGY--0.8%
Aquilex Holdings
   LLC/Aquilex Finance
   Corp.
   11.125%, 12/15/16                                    815          865
Clayton Williams Energy,
   Inc. 144A
   7.750%, 4/1/19(4)                                    815          818
El Paso Pipeline Partners
   Operating Co. LLC
   4.100%, 11/15/15                                     945          968
Inergy LP/Inergy Finance
   Corp. 144A
   6.875%, 8/1/21(4)                                    925          965
Linn Energy LLC/Linn
   Energy Finance Corp.
   144A 7.750%, 2/1/21(4)                               230          247
Petrobras International
   Finance Co.
   5.375%, 1/27/21                                      830          833
Petropower I Funding
   Trust 144A
   7.360%, 2/15/14(4)                                   757          770
                                                                --------
                                                                   5,466
                                                                --------
FINANCIALS--8.4%
AFLAC, Inc.
   6.450%, 8/15/40                                    1,070        1,074
Ally Financial, Inc.
   0.000%, 6/15/15                                      940          734
American Express Co.
   7.250%, 5/20/14                                    1,150        1,308
Aviv Healthcare Properties
   LP 144A
   7.750%, 2/15/19(4)                                   520          545
Bank of America Corp.
   5.750%, 8/15/16                                    1,290        1,362
   5.625%, 7/1/20                                     1,070        1,099
Barclays Bank plc
   2.375%, 1/13/14                                      915          920
   Series 1,
   5.000%, 9/22/16                                    1,065        1,129
Bear Stearns Cos., Inc.
   LLC (The)
   7.250%, 2/1/18                                       900        1,049

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

                                              PAR VALUE        VALUE
                                              ----------     ---------
FINANCIALS--CONTINUED
Capital One
   Financial Corp.
   7.375%, 5/23/14                            $    1,225     $   1,406
   Capital IV
   8.875%, 5/15/40(7)                                380           400
Citigroup, Inc.
   5.000%, 9/15/14                                   910           950
   4.875%, 5/7/15                                  1,235         1,274
CNA Financial Corp.
   5.875%, 8/15/20                                 1,220         1,260
CNL Income Properties,
   Inc. 144A
   7.250%, 4/15/19(4)                                810           804
Credit Suisse New York
   5.000%, 5/15/13                                   900           961
CVS Pass-Through Trust
   144A 7.507%, 1/10/32(4)                           367           421
Dai-Ichi Life Insurance Co.,
   Ltd. (The) 144A
   7.250%(3)(4)(7)(8)                                860           850
Developers Diversified
   Realty Corp.
   7.875%, 9/1/20                                  1,210         1,390
Digital Realty Trust LP
   5.250%, 3/15/21                                 1,230         1,210
Duke Realty LP
   5.950%, 2/15/17                                 1,295         1,397
E*Trade Financial Corp.
   7.375%, 9/15/13                                   360           363
   7.875%, 12/1/15                                   270           275
Ford Motor Credit Co., LLC
   6.625%, 8/15/17                                   890           951
General Electric Capital Corp.
   2.800%, 1/8/13                                  1,570         1,606
   4.375%, 9/16/20                                 1,115         1,084
   5.300%, 2/11/21                                   495           503
Genworth Global Funding Trusts
   7.625%, 9/24/21                                   265           266
Goldman Sachs Group,
   Inc. (The)
   3.700%, 8/1/15                                    350           353
   6.000%, 6/15/20                                   860           909
HSBC Holdings PLC
   5.100%, 4/5/21                                    815           819
Icahn Enterprises LP/Icahn
   Enterprises Finance Corp.
   8.000%, 1/15/18                                 1,015         1,048
International Lease
   Finance Corp.
   144A 8.875%, 9/15/15(4)                           105           116
   144A 9.000%, 3/15/17(4)                           515           581
JPMorgan Chase & Co.
   5.125%, 9/15/14                                   970         1,041
Kennedy-Wilson, Inc. 144A
   8.750%, 4/1/19(4)                                 240           238
KeyCorp
   5.100%, 3/24/21                                   795           790
Lloyds TSB Bank plc
   4.875%, 1/21/16                                   475           490
   6.375%, 1/21/21                                   765           797
Macquarie Bank Ltd. 144A
   6.625%, 4/7/21(4)                                 555           554
Macquarie Group Ltd. 144A
   6.250%, 1/14/21(4)                              1,300         1,314
MetLife, Inc.
   2.375%, 2/6/14                                    545           546
Metropolitan Life Global
   Funding I 144A
   2.875%, 9/17/12(4)                              1,445         1,474
Morgan Stanley
   6.000%, 4/28/15                                 1,150         1,252
   6.625%, 4/1/18                                  1,175         1,291
Nomura Holdings, Inc.
   4.125%, 1/19/16                                   995           984
Protective Life Secured
   Trust 4.000%, 4/1/11                            1,520         1,520
Prudential Financial, Inc.
   3.625%, 9/17/12                                 1,705         1,756
Rabobank Nederland NV
   2.125%, 10/13/15                                1,325         1,278
   144A 11.000%, 6/29/49(3)(4)                     1,040         1,355
Regions Financial Corp.
   0.479%, 6/26/12(3)                              2,215         2,138
Royal Bank of Scotland
   plc (The)
   4.375%, 3/16/16                                   505           508
   5.625%, 8/24/20                                 1,140         1,138
SunTrust Banks, Inc.
   5.250%, 11/5/12                                 1,290         1,358
   3.600%, 4/15/16                                   765           760

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

                                               PAR VALUE       VALUE
                                              ----------     ---------
FINANCIALS--CONTINUED
Wachovia Bank NA
   5.000%, 8/15/15                            $      600     $     640
Wells Fargo & Co.
   3.676%, 6/15/16                                   715           719
   4.600%, 4/1/21                                    530           524
                                                             ---------
                                                                54,882
                                                             ---------
HEALTH CARE--0.3%
Boston Scientific Corp.
   6.000%, 1/15/20                                   550           577
Valeant Pharmaceuticals
   International, Inc. 144A
   7.250%, 7/15/22(4)                              1,230         1,196
                                                             ---------
                                                                 1,773
                                                             ---------
INDUSTRIALS--0.7%
Avis Budget Car Rental
   LLC/Avis Budget
   Finance, Inc.
   7.625%, 5/15/14                                   435           447
Cenveo Corp.
   7.875%, 12/1/13(5)                              1,370         1,339
DynCorp International, Inc.
   144A 10.375%, 7/1/17(4)                           225           245
Hutchison Whampoa
   International Ltd. 144A
   5.750%, 9/11/19(4)                                525           565
Sheridan Group, Inc. (The)
   10.250%, 8/15/11                                1,155         1,158
Valmont Industries, Inc.
   6.625%, 4/20/20                                   635           655
                                                             ---------
                                                                 4,409
                                                             ---------
INFORMATION TECHNOLOGY--0.7%
Dell, Inc.
   4.625%, 4/1/21                                    795           784
Freescale Semiconductor, Inc.
   8.875%, 12/15/14                                1,025         1,067
Intuit, Inc.
   5.750%, 3/15/17                                   221           242
Lender Processing
   Services, Inc.
   8.125%, 7/1/16                                  1,270         1,329
Xerox Corp.
   4.250%, 2/15/15                                   795           837
                                                             ---------
                                                                 4,259
                                                             ---------
MATERIALS--1.0%
AEP Industries, Inc.
   7.875%, 3/15/13                                   930           933
Ball Corp.
   6.750%, 9/15/20                                   300           315
Boise Paper Holdings
   LLC/Boise Finance Co.
   8.000%, 4/1/20                                    490           532
Corp Nacional del Cobre
   de Chile 144A
   3.750%, 11/4/20(4)                                165           154
Dow Chemical Co. (The)
   6.000%, 10/1/12                                 1,240         1,327
   5.900%, 2/15/15                                 1,080         1,197
   4.250%, 11/15/20                                  455           434
Huntsman International LLC
   8.625%, 3/15/20                                   130           142
Pretium Packaging
   LLC/Pretium Finance, Inc.
   144A 11.500%, 4/1/16(4)                           305           310
Reynolds Group Holdings,
   Inc./Reynolds Group Issuer
   LLC 144A
   8.250%, 2/15/21(4)                                990           985
Solutia, Inc.
   7.875%, 3/15/20                                   285           311
                                                             ---------
                                                                 6,640
                                                             ---------
TELECOMMUNICATION SERVICES--1.6%
Cincinnati Bell, Inc.
   8.375%, 10/15/20                                1,275         1,256
Clearwire Communications
   LLC/Clearwire Finance,
   Inc. 144A
   12.000%, 12/1/17(4)(5)                          1,210         1,296
GCI, Inc.
   8.625%, 11/15/19                                  495           546
Global Crossing Ltd.
   12.000%, 9/15/15                                  570           653
Hughes Network Systems
   LLC/HNS Finance Corp.
   9.500%, 4/15/14                                   950           985
NII Capital Corp.
   8.875%, 12/15/19                                  705           779
   7.625%, 4/1/21                                    245           252

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

                                              PAR VALUE        VALUE
                                              ----------     ---------
TELECOMMUNICATION SERVICES--CONTINUED
Qwest Corp.
   7.875%, 9/1/11                             $    1,885     $   1,937
Telcordia Technologies, Inc.
   144A 11.000%, 5/1/18(4)                         1,045         1,168
Virgin Media Finance plc
   8.375%, 10/15/19                                  625           706
Windstream Corp.
   8.125%, 9/1/18                                    220           236
   7.000%, 3/15/19                                   415           420
                                                             ---------
                                                                10,234
                                                             ---------
UTILITIES--0.2%
Calpine Corp.
   144A 7.875%, 7/31/20(4)                           175           187
   144A 7.500%, 2/15/21(4)                           460           478
CMS Energy Corp.
   6.250%, 2/1/20                                    885           929
                                                             ---------
                                                                 1,594
                                                             ---------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $108,398)                                     112,497
                                                             ---------
LOAN AGREEMENTS--0.9%
CONSUMER DISCRETIONARY--0.3%
KAR Holdings, Inc. Tranche B
   2.750%, 10/21/13                                1,173         1,172
Playboy Enterprises
   6.500%, 3/6/17                                    250           247
Transtar Industries, Inc.
   8.500%, 12/21/17                                  400           410
                                                             ---------
                                                                 1,829
                                                             ---------
CONSUMER STAPLES--0.2%
Roundy's Supermarkets, Inc.
   8.000%, 4/16/16                                 1,250         1,270
                                                             ---------
ENERGY--0.0%
Walter Industries, Inc.
   4.000%, 2/3/18                                    200           202
                                                             ---------
FINANCIALS--0.1%
American General (Springleaf)
   Financial Services
   5.500%, 4/21/15                                   750           752
                                                             ---------
INDUSTRIALS--0.2%
Vertrue, Inc./Velo
   Acquisition, Inc.
   5.000%, 8/16/14                                 1,080           967
                                                             ---------
TELECOMMUNICATION SERVICES--0.1%
Level 3 Communications,
   Inc. Tranche A,
   2.250%, 3/13/14                                   725           705
                                                             ---------
TOTAL LOAN AGREEMENTS
(IDENTIFIED COST $5,626)                                         5,725
                                                             ---------

                                                SHARES
                                              ----------
PREFERRED STOCK--0.6%

FINANCIALS--0.6%
Ally Financial, Inc. Series A,
   8.50%(3)                                       12,400           308
Citigroup Capital XIII
   7.875%(3)                                      19,600           537
GMAC Capital Trust I
   8.125%(3)                                      53,400         1,362
ING Capital Funding
   Trust III, 3.907%(3)                            1,260         1,228
JPMorgan Chase & Co.
   Series 1, 7.90%(3)                                536           586
                                                             ---------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $3,809)                                         4,021
                                                             ---------

COMMON STOCKS--58.7%

CONSUMER DISCRETIONARY--8.2%
Amazon.com, Inc.(2)                               46,000         8,286
AutoZone, Inc.(2)                                 30,300         8,289
Best Buy Co., Inc.                               219,000         6,290
Comcast Corp. Class A                            323,000         7,985
Darden Restaurants, Inc.                         161,000         7,910
Lululemon Athletica, Inc.(2)(5)                   86,000         7,658
McDonald's Corp.                                  95,000         7,228
                                                             ---------
                                                                53,646
                                                             ---------
CONSUMER STAPLES--2.3%
Altria Group, Inc.                               296,000         7,705
PepsiCo, Inc.                                    109,000         7,021
                                                             ---------
                                                                14,726
                                                             ---------

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

                                               SHARES          VALUE
                                              ---------      ---------
ENERGY--10.9%
Chesapeake Energy Corp.                          212,000     $   7,106
Chevron Corp.                                     71,000         7,628
ConocoPhillips                                    95,000         7,587
El Paso Corp.                                    420,000         7,560
Halliburton Co.                                  162,000         8,074
Massey Energy Co.                                122,000         8,340
Occidental Petroleum Corp.                        80,000         8,359
Petroleo Brasileiro
   S.A. ADR                                      212,000         8,571
Williams Cos., Inc. (The)                        258,000         8,044
                                                             ---------
                                                                71,269
                                                             ---------
FINANCIALS--3.3%
Bank of America Corp.                            540,000         7,198
Citigroup, Inc.(2)                             1,569,000         6,935
Goldman Sachs Group,
   Inc. (The)                                     45,000         7,131
                                                             ---------
                                                                21,264
                                                             ---------
HEALTH CARE--3.7%
Biogen Idec, Inc.(2)                             120,000         8,807
Gilead Sciences, Inc.(2)                         180,000         7,639
UnitedHealth Group, Inc.                         175,000         7,910
                                                             ---------
                                                                24,356
                                                             ---------
INDUSTRIALS--9.4%
Alaska Air Group, Inc.(2)                        123,000         7,801
Caterpillar, Inc.                                 70,000         7,795
Cummins, Inc.                                     77,000         8,441
DryShips, Inc.(2)(5)                           1,216,000         6,019
Foster Wheeler AG(2)                             220,000         8,276
L-3 Communications
   Holdings, Inc.                                103,000         8,066
Union Pacific Corp.                               83,000         8,161
United Continental
   Holdings, Inc.(2)(5)                          295,000         6,782
                                                             ---------
                                                                61,341
                                                             ---------
INFORMATION TECHNOLOGY--11.4%
Amkor Technology,
   Inc.(2)(5)                                  1,056,000         7,117
Apple, Inc.(2)                                    23,000         8,014
Corning, Inc.                                    365,000         7,530
Hewlett-Packard Co.                              178,000         7,293
Intel Corp.                                      345,000         6,959
International Business
   Machines Corp.                                 52,000         8,480
QUALCOMM, Inc.                                   148,000         8,115
Research In Motion Ltd.(2)(5)                    118,000         6,675
SanDisk Corp.(2)                                 154,000         7,098
Visa, Inc. Class A                               100,000         7,362
                                                             ---------
                                                                74,643
                                                             ---------
MATERIALS--8.2%
Alcoa, Inc.                                      488,000         8,613
Cliffs Natural Resources,
   Inc.                                           41,000         4,030
Du Pont (E.I.) de Nemours
   & Co.                                         158,000         8,685
Freeport-McMoRan
   Copper & Gold, Inc.                           142,000         7,888
Monsanto Co.                                     121,000         8,744
Nucor Corp.                                      166,000         7,639
Potash Corp. of
   Saskatchewan, Inc.                            129,000         7,602
                                                             ---------
                                                                53,201
                                                             ---------
TELECOMMUNICATION SERVICES--1.3%
Verizon Communications,
   Inc.                                          223,000         8,594
                                                             ---------
TOTAL COMMON STOCKS
(IDENTIFIED COST $270,844)                                     383,040
                                                             ---------
TOTAL LONG-TERM INVESTMENTS--98.8%
(IDENTIFIED COST $525,353)                                     644,584
                                                             ---------

SHORT-TERM INVESTMENTS--2.9%
MONEY MARKET MUTUAL FUNDS--2.9%
BlackRock Liquidity Funds
   TempFund Portfolio -
   Institutional Shares
   (seven-day effective
   yield 0.150%)                              18,832,472        18,832
                                                             ---------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $18,832)                                       18,832
                                                             ---------

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

                                                SHARES         VALUE
                                              ----------     ---------
SECURITIES LENDING COLLATERAL--6.2%
BlackRock Institutional
   Money Market Trust
   (seven-day effective
   yield 0.252%)(6)                            3,359,428     $   3,359
BlackRock Liquidity
   Funds TempCash
   Portfolio -
   Institutional Shares
   (seven-day effective
   yield 0.160%)(6)                           37,327,173        37,327
                                                             ---------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $40,686)                                       40,686
                                                             ---------

TOTAL INVESTMENTS--107.9%
(IDENTIFIED COST $584,871)                                     704,102(1)
Other assets and liabilities, net--(7.9)%                      (51,774)
                                                             ---------
NET ASSETS--100.0%                                           $ 652,328
                                                             =========

ABBREVIATIONS:
ADR    American Depositary Receipt
AMBAC  American Municipal Bond Assurance Corp.
FHLMC  Federal Home Loan Mortgage Corporation ("Freddie Mac")
FNMA   Federal National Mortgage Association ("Fannie Mae")
GNMA   Government National Mortgage Association ("Ginnie Mae")

COUNTRY WEIGHTINGS (UNAUDITED) +
--------------------------------
United States                                                       91%
Canada                                                               3
Brazil                                                               1
Greece                                                               1
Netherlands                                                          1
Switzerland                                                          1
United Kingdom                                                       1
Other                                                                1
                                                                   ---
Total                                                              100%
                                                                   ---

+ % of total investments as of March 31, 2011

FOOTNOTE LEGEND

(1)  Federal Income Tax Information: For tax information at March 31, 2011, see
     Note 7, Federal Income Tax Information in the Notes to Financial
     Statements.

(2)  Non-income producing.

(3) Variable or step coupon security; interest rate shown reflects the rate in effect at March 31, 2011.

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, these securities amounted to a value of $25,094 of net assets.

(5)  All or a portion of security is on loan.

(6) Represents security purchased with cash collateral received for securities on loan.

(7)  Interest payments may be deferred.

(8)  No contractual maturity date.

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 2011

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                                            Level 2 -        Level 3 -
                                                                          Significant      Significant
                                     Total Value at        Level 1 -       Observable      Unobservable
                                     March 31, 2011     Quoted Prices        Inputs          Inputs
                                     --------------     -------------     -----------     -------------
INVESTMENT IN SECURITIES:
Debt Securities:
   Asset-Backed Securities           $          134     $          --     $       134     $          --
   Corporate Bonds                          112,497                --         112,497                --
   Loan Agreements                            5,725                --           5,725                --
   Mortgage-Backed Securities                89,898                --          84,629             5,269
   Municipal Bonds                            1,414                --           1,414                --
   U.S. Government Securities                47,855                --          47,855                --
Equity Securities:
   Common Stocks                            383,040           383,040              --                --
   Preferred Stock                            4,021                --           4,021                --
   Securities Lending Collateral             40,686            37,327           3,359                --
   Short-Term Investments                    18,832            18,832              --                --
                                     --------------     -------------     -----------     -------------
Total Investments                    $      704,102     $     439,199     $   259,634     $       5,269
                                     ==============     =============     ===========     =============

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                           Mortgage-
                                                            Backed
                                                          Securities
                                                          -----------
INVESTMENTS IN SECURITIES:
BALANCE AS OF MARCH 31, 2010 ...........................  $        --
Accrued discounts/premiums .............................           --
Realized gain (loss) ...................................           --
Change in unrealized appreciation (depreciation) .......           --
Net purchases (sales) ..................................        5,269
Transfers in and/or out of Level 3(1) ..................           --
                                                          -----------
BALANCE AS OF MARCH 31, 2011 ...........................  $     5,269
                                                          ===========

(1) "Transfers in and/or out" represent the ending value as of March 31, 2011, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2011

(Reported in thousands except shares and per share amounts)


ASSETS
Investment in securities at value(1)(2) .......................................      $      704,102
Receivables
   Investment securities sold .................................................              10,471
   Dividends and interest receivable ..........................................               2,521
   Fund shares sold ...........................................................                  22
Trustee retainer ..............................................................                   5
Prepaid expenses ..............................................................                  29
                                                                                     --------------
      Total assets ............................................................             717,150
                                                                                     --------------
LIABILITIES
Payables
   Fund shares repurchased .....................................................                565
   Investment securities purchased .............................................             22,783
   Collateral on securities loaned .............................................             40,686
   Investment advisory fee .....................................................                302
   Distribution and service fees ...............................................                167
   Administration fee ..........................................................                 76
   Transfer agent fees and expenses ............................................                154
   Professional fee ............................................................                 30
   Other accrued expenses ......................................................                 59
                                                                                     --------------
      Total liabilities ........................................................             64,822
                                                                                     --------------
NET ASSETS .....................................................................     $      652,328
                                                                                     ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............................     $      602,207
   Accumulated undistributed net investment income (loss) ......................                150
   Accumulated undistributed net realized gain (loss) ..........................            (69,260)
   Net unrealized appreciation (depreciation) on investments ...................            119,231
                                                                                     --------------
NET ASSETS .....................................................................     $      652,328
                                                                                     ==============

CLASS A
Net asset value (net assets/shares outstanding) per share ......................     $        14.00
Maximum offering price per share NAV/(1-5.75%) .................................     $        14.85
Shares of beneficial interest outstanding, no par value, unlimited
   authorization ...............................................................         43,211,931
Net Assets .....................................................................     $      604,808

CLASS B
Net asset value (net assets/shares outstanding) and offering price per share ...     $        13.93
Shares of beneficial interest outstanding, no par value, unlimited
   authorization ...............................................................            246,727
Net Assets .....................................................................     $        3,437

CLASS C
Net asset value (net assets/shares outstanding) and offering price per share ...     $        13.92
Shares of beneficial interest outstanding, no par value, unlimited
   authorization ...............................................................          3,167,738
Net Assets .....................................................................     $       44,083

(1) Investment in securities at cost ...........................................     $      584,871
(2) Market value of securities on loan .........................................     $       39,314

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 2011

($ reported in thousands)

INVESTMENT INCOME
   Interest ....................................................................     $    10,591
   Dividends ...................................................................           6,966
   Security lending ............................................................              92
   Foreign taxes withheld ......................................................             (80)
                                                                                     -----------
      Total investment income ..................................................          17,569
                                                                                     -----------
EXPENSES
   Investment advisory fees ....................................................           3,430
   Service fees, Class A .......................................................           1,443
   Distribution and service fees, Class B ......................................              38
   Distribution and service fees, Class C ......................................             425
   Administration fees .........................................................             887
   Transfer agent fee and expenses .............................................             983
   Printing fees and expenses ..................................................              67
   Trustees' fee and expenses ..................................................              51
   Registration fees ...........................................................              50
   Professional fees ...........................................................              38
   Custodian fees ..............................................................              22
   Miscellaneous expenses ......................................................              82
                                                                                     -----------
      Total expenses ...........................................................           7,516
                                                                                     -----------
NET INVESTMENT INCOME (LOSS) ...................................................          10,053
                                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .....................................          48,122
   Net change in unrealized appreciation (depreciation) on investments .........          20,823
   Net change in unrealized appreciation (depreciation) on foreign
      currency translation .....................................................              --(1)
                                                                                     -----------
NET GAIN (LOSS) ON INVESTMENTS .................................................          68,945
                                                                                     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................     $    78,998
                                                                                     ===========

(1) Amount is less than $500 (not reported in thousands)

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                       STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

                                                           Year Ended       Year Ended
                                                         March 31, 2011   March 31, 2010
                                                         --------------   --------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
     Net investment income (loss).....................   $       10,053   $       12,414
     Net realized gain (loss).........................           48,122           31,618
     Net change in unrealized appreciation
     (depreciation)...................................           20,823          144,215
                                                         --------------   --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS............................................           78,998          188,247
                                                         --------------   --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income, Class A...................           (9,859)         (11,811)
     Net investment income, Class B...................              (38)             (72)
     Net investment income, Class C...................             (422)            (566)
                                                         --------------   --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
SHAREHOLDERS..........................................          (10,319)         (12,449)
                                                         --------------   --------------

FROM SHARE TRANSACTIONS:
SALE OF SHARES
     Class A (541 and 882 shares, respectively).......            6,891           10,092
     Class B (9 and 27 shares, respectively)..........              116              316
     Class C (31 and 37 shares, respectively).........              383              415
REINVESTMENT OF DISTRIBUTIONS
     Class A (695 and 909 shares, respectively).......            8,780           10,538
     Class B (3 and 6 shares, respectively)...........               35               67
     Class C (28 and 40 shares, respectively).........              347              459
SHARES REPURCHASED
     Class A (5,961 and 7,784 shares, respectively)...          (75,616)         (89,960)
     Class B (133 and 291 shares, respectively).......           (1,680)          (3,324)
     Class C (477 and 475 shares, respectively).......           (5,988)          (5,445)
                                                         --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE
TRANSACTIONS..........................................          (66,732)         (76,842)
                                                         --------------   --------------

CAPITAL CONTRIBUTIONS
     Fair Funds settlement(1).........................               --                2
                                                         --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS.................            1,947           98,958
                                                         --------------   --------------

NET ASSETS
Beginning of period...................................          650,381          551,423
                                                         --------------   --------------

END OF PERIOD.........................................   $      652,328   $      650,381
                                                         ==============   ==============

Accumulated undistributed net investment income
     (loss) at end of period..........................   $          150   $          439

(1) The Fund was a recipient of a portion of a distribution from a Fair Fund established by the United States Securities and Exchange Commission. The proceeds received were part of the Millennium Partners, L.P. and Bear Stearns & Co., Inc. settlements.

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                              FINANCIAL HIGHLIGHTS
                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD

                NET                     NET
               ASSET        NET       REALIZED                DIVIDENDS    DISTRIBUTIONS                  CHANGE
               VALUE,    INVESTMENT     AND        TOTAL        FROM           FROM                         IN
              BEGINNING    INCOME    UNREALIZED    FROM          NET           NET                          NET
                 OF        (LOSS)      GAIN      INVESTMENT   INVESTMENT     REALIZED         TOTAL        ASSET
               PERIOD       (1)        (LOSS)    OPERATIONS     INCOME        GAINS       DISTRIBUTIONS    VALUE
             ----------  ----------  ----------  ----------  ------------  -------------  -------------  ---------
CLASS A
4/1/10 to
   3/31/11   $    12.54        0.21        1.47        1.68         (0.22)            --          (0.22)      1.46
4/1/09 to
   3/31/10         9.42        0.23        3.12        3.35         (0.23)            --          (0.23)      3.12
4/1/08 to
   3/31/09        13.19        0.35       (3.71)      (3.36)        (0.36)         (0.05)         (0.41)     (3.77)
11/1/07 to
   3/31/08        15.48        0.16       (1.28)      (1.12)        (0.19)         (0.98)         (1.17)     (2.29)
11/1/06 to
   10/31/07       15.74        0.35        1.16        1.51         (0.35)         (1.42)         (1.77)     (0.26)
11/1/05 to
   10/31/06       14.55        0.34        1.53        1.87         (0.34)         (0.34)         (0.68)      1.19
CLASS B
4/1/10 to
   3/31/11   $    12.48        0.12        1.46        1.58         (0.13)            --          (0.13)      1.45
4/1/09 to
   3/31/10         9.39        0.15        3.09        3.24         (0.15)            --          (0.15)      3.09
4/1/08 to
   3/31/09        13.13        0.26       (3.67)      (3.41)        (0.28)         (0.05)         (0.33)     (3.74)
11/1/07 to
   3/31/08        15.41        0.11       (1.27)      (1.16)        (0.14)         (0.98)         (1.12)     (2.28)
11/1/06 to
   10/31/07       15.69        0.24        1.13        1.37         (0.23)         (1.42)         (1.65)     (0.28)
11/1/05 to
   10/31/06       14.50        0.23        1.53        1.76         (0.23)         (0.34)         (0.57)      1.19
CLASS C
4/1/10 to
   3/31/11   $    12.47        0.12        1.46        1.58         (0.13)            --          (0.13)      1.45
4/1/09 to
   3/31/10         9.38        0.14        3.10        3.24         (0.15)            --          (0.15)      3.09
4/1/08 to
   3/31/09        13.12        0.26       (3.67)      (3.41)        (0.28)         (0.05)         (0.33)     (3.74)
11/1/07 to
   3/31/08        15.40        0.11       (1.27)      (1.16)        (0.14)         (0.98)         (1.12)     (2.28)
11/1/06 to
   10/31/07       15.68        0.23        1.14        1.37         (0.23)         (1.42)         (1.65)     (0.28)
11/1/05 to
   10/31/06       14.49        0.23        1.53        1.76         (0.23)         (0.34)         (0.57)      1.19

                                                                         RATIO
                                                                          OF
                                                         RATIO            NET
                                                          OF          INVESTMENT
                NET                         NET        EXPENSES         INCOME
               ASSET                       ASSETS,        TO            (LOSS)
               VALUE,                        END        AVERAGE           TO
                END         TOTAL            OF           NET           AVERAGE         PORTFOLIO
                 OF        RETURN          PERIOD       ASSETS            NET           TURNOVER
               PERIOD       (2)            (000'S)        (5)           ASSETS            RATE
             ----------  ----------     ------------  -----------    -------------     -----------
CLASS A
4/1/10 to
   3/31/11   $    14.00       13.59%       $ 604,808         1.15%            1.67%            118%
4/1/09 to
   3/31/10        12.54       35.82          601,065         1.13             2.02             111
4/1/08 to
   3/31/09         9.42      (25.95)         508,204         1.10             3.02              91
11/1/07 to
   3/31/08        13.19       (7.62)(4)      801,724         1.12(3)         (2.65)(3)          21(4)
11/1/06 to
   10/31/07       15.48       10.26          919,363         1.12             2.31              54
11/1/05 to
   10/31/06       15.74       13.29          973,751         1.08             2.29              78
CLASS B
4/1/10 to
   3/31/11   $    13.93       12.75%    $      3,437         1.90%            0.94%            118%
4/1/09 to
   3/31/10        12.48       34.65            4,594         1.88             1.29             111
4/1/08 to
   3/31/09         9.39      (26.40)           5,869         1.85             2.24              91
11/1/07 to
   3/31/08        13.13       (7.94)(4)       11,992         1.87(3)          1.91(3)           21(4)
11/1/06 to
   10/31/07       15.41        9.41           15,013         1.87             1.58              54
11/1/05 to
   10/31/06       15.69       12.43           20,676         1.83             1.54              78
CLASS C
4/1/10 to
   3/31/11   $    13.92       12.76%    $     44,083         1.90%            0.92%            118%
4/1/09 to
   3/31/10        12.47       34.69           44,722         1.88             1.27             111
4/1/08 to
   3/31/09         9.38      (26.42)          37,350         1.85             2.26              91
11/1/07 to
   3/31/08        13.12       (7.94)(4)       60,459         1.87(3)          1.91(3)           21(4)
11/1/06 to
   10/31/07       15.40        9.42           71,326         1.87             1.56              54
11/1/05 to
   10/31/06       15.68       12.44           76,874         1.83             1.54              78

(1)  Computed using average shares outstanding.

(2) Sales charges, where applicable, are not reflected in total return calculation.

(3)  Annualized.

(4)  Not annualized.

(5) The Fund may invest in other funds, and the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.

                       See Notes to Financial Statements

                              VIRTUS BALANCED FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2011

1.   ORGANIZATION

     Virtus Equity Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

     As of the date of this report, 11 funds of the Trust are offered for sale, of which the Balanced Fund (the "Fund") is reported in this annual report. The Fund's investment objective is outlined on the Fund's summary page. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

     The Fund offers Class A shares and Class C shares. Class B Shares of the Fund are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (for information regarding Qualifying Transactions, refer to the Fund's prospectus).

     Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions made within a certain period following purchases on which a finder's fee has been paid. The period for which such CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

     Class B shares are sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% CDSC, if applicable, if redeemed within one year of purchase.

     Effective January 1, 2011, Virtus Mutual Funds impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Fund.

     Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and shareholder service plan, and has exclusive voting rights with respect to this plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

     A.   SECURITY VALUATION:

          Security valuation procedures for the Fund have been approved by the Board of Trustees. All internally fair valued securities, referred to below, are approved by a valuation committee appointed under the direction of the Board of Trustees.

                              VIRTUS BALANCED FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

          The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

          -    Level 1 -- quoted prices in active markets for identical
                          securities

          -    Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          -    Level 3 -- prices determined using significant unobservable inputs (including the valuation committee's own assumptions in determining the fair value of investments)

          A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

          Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

          Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American depositary receipts, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain Foreign Common Stocks may occur on a frequent basis.

          Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

                              VIRTUS BALANCED FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

          Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

          Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

          The Funds value their investments in the BlackRock Institutional Money Market Trust ("IMM Trust") at fair value, which is based upon the net asset value of the IMM Trust, calculated each day that the NYSE is open for business. Investments held by the IMM Trust are valued using amortized cost and the IMM Trust intends to comply with relevant maturity, portfolio quality and diversification requirements set forth in Rule 2a-7 ("2a-7"), as well as monitoring procedures called for by 2a-7. The IMM Trust is not registered under the 1940 Act, and is categorized as Level 2 in the hierarchy.

          Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

          A summary of the inputs used to value the Fund's net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     B.   SECURITY TRANSACTIONS AND RELATED INCOME:

          Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

          Dividend income is recorded using management's estimate of the income included in distributions received from REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

     C.   INCOME TAXES:

          The Fund is treated as a separate taxable entity. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

          The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each fund of the Trust will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

                              VIRTUS BALANCED FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

          The Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from the adoption of this authoritative guidance. The Fund does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable. As of March 31, 2011, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2007 forward (with limited exceptions).

     D.   DISTRIBUTIONS TO SHAREHOLDERS:

          Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

     E.   EXPENSES:

          Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

     F.   FOREIGN CURRENCY TRANSLATION:

          Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

     G.   LOAN AGREEMENTS:

          The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent

                              VIRTUS BALANCED FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

          for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. At March 31, 2011, the Fund only holds assignment loans.

     H.   SECURITIES LENDING:

          The Fund may loan securities to qualified brokers through an agreement with PFPC Trust Co. ("PFPC"). Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by PFPC for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

          At March 31, 2011, the Fund had securities on loan with a combined market value of $39,314, for which the Fund received cash collateral of $40,686.

     I.   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

          The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

3.   INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
     ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

     A.   ADVISER:

          Virtus Investment Advisers, Inc. ("VIA"), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. ("Virtus"), is Adviser (the "Adviser") to the Fund.

          For managing or directing the management of the investments of the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund 0.55% of the first $1 billion; 0.50% of $1+ billion through $2 billion; and 0.45% of $2+ billion.

          The Adviser manages the Fund's investment program and general operations of the Fund, including oversight of the Fund's subadviser.

                              VIRTUS BALANCED FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

     B.   SUBADVISER:

          The subadviser manages the investments of the Fund, for which it is paid a fee by the Adviser.

          SCM Advisors LLC ("SCM") is the subadviser of the Fund's Fixed Income Portfolio. SCM is an affiliate of Virtus. The Adviser manages the Fund's Equity Portfolio.

     C.   DISTRIBUTOR:

          As the distributor of the Fund's shares, VP Distributors, Inc. ("VP Distributors"), an indirect wholly-owned subsidiary of Virtus, has advised the Fund that for the fiscal year ended March 31, 2011, it retained Class A net commissions of $24; Class B deferred sales charges of $6; and Class C deferred sales charges of $1.

          In addition, the Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and shareholder service plan, at the annual rate of 0.25% for Class A shares, 1.00% for Class B shares, and 1.00% for Class C shares applied to the average daily net assets of each respective class.

          Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

     D.   ADMINISTRATION AND TRANSFER AGENT SERVICES:

          VP Distributors serves as the Administrator to the Trust. For the year ended March 31, 2011, VP Distributors received administration fees totaling $680 which are included in the Statement of Operations. A portion of these fees is paid to an outside entity that also provides services to the Fund.

          VP Distributors also serves as the Trust's transfer agent. For the year ended March 31, 2011, VP Distributors received transfer agent fees totaling $782 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Fund.

          On April 14, 2010, the Board of Trustees approved an increase in the rate of fees payable to VP Distributors in its role as Administrator and Transfer Agent to the Trust with immediate effect.

4.   PURCHASES AND SALES OF SECURITIES
     ($ REPORTED IN THOUSANDS)

     Purchases and sales of investment securities (excluding U.S. Government and agency securities and short-term securities) during the year ended March 31, 2011, were as follows:

                             PURCHASES          SALES
                            -----------      ----------
                            $   441,567      $  492,684

     Purchases or sales of long-term U.S. Government and agency securities during the year ended March 31, 2011 were as follows:

                            PURCHASES          SALES
                           -----------      ----------
                           $   272,551      $  282,537

                              VIRTUS BALANCED FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

5.   CREDIT RISK AND ASSET CONCENTRATIONS

     In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

     High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

     Lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Sector ETFs are subject to sector risks and non-diversification risks, which may result in greater price fluctuations than the overall market. Because the Fund invests in ETFs, it indirectly bears its proportionate share of the operating expenses of the underlying funds. Indirectly, the Fund is subject to all risks associated with the underlying ETFs.

     The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

6.   INDEMNIFICATIONS

     Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

7.   FEDERAL INCOME TAX INFORMATION
     ($ REPORTED IN THOUSANDS)

     At March 31, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                            NET UNREALIZED
                   FEDERAL     UNREALIZED     UNREALIZED     APPRECIATION
                  TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
                 ----------   ------------   ------------   --------------
                 $  587,004   $    124,165   $     (7,067)  $      117,098

     The Fund has capital loss carryovers which may be used to offset future capital gains, as follows:

                                 EXPIRATION YEAR
                               -------------------
                                 2018       TOTAL
                               --------   --------
                               $ 67,127   $ 67,127

     The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

                              VIRTUS BALANCED FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2011

     For the year ended March 31, 2011, the Fund utilized $47,972 in losses deferred in prior years against current year capital gains.

     The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the first table above) consists of undistributed ordinary income of $150 and undistributed long-term capital gains of $0.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

8.   RECLASSIFICATION OF CAPITAL ACCOUNTS
     ($ REPORTED IN THOUSANDS)

     For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of March 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

                       CAPITAL PAID
                          IN ON
                        SHARES OF     UNDISTRIBUTED     ACCUMULATED
                        BENEFICIAL    NET INVESTMENT   NET REALIZED
                         INTEREST     INCOME (LOSS)     GAIN (LOSS)
                       ------------   --------------   ------------
                       $         --   $          (24)  $         24

9.   RECENT ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

10.  SUBSEQUENT EVENT EVALUATIONS

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

     Effective April 18, 2011, BNY Mellon Investment Servicing (US), Inc. became sub-transfer agent for the Virtus Mutual Funds, replacing the prior sub-transfer agent.

(PWC LOGO)

                     REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

To the Board of Trustees of
Virtus Equity Trust and Shareholders of
Virtus Balanced Fund

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Balanced Fund (a series of Virtus Equity Trust, hereafter referred to as the "Fund") at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years for the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERS LLP)

May 24, 2011

PRICEWATERHOUSECOOPERS LLP, TWO COMMERCE SQUARE, SUITE 1700, 2001 MARKET STREET, PHILADELPHIA, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300,
WWW.PWC.COM/US/

                              VIRTUS BALANCED FUND
                             TAX INFORMATION NOTICE
                                   (UNAUDITED)
                                 MARCH 31, 2011

For the fiscal year ended March 31, 2011, the Balanced Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction ("DRD") for corporate shareholders. The Fund designates the amount below as long-term capital gains dividends ("LTCG") ($ reported in thousands), or if subsequently different, the amount will be designated in the next annual report. The actual percentages for the calendar year will be designated in the year-end tax statements.

                              QDI     DRD    LTCG
                             -----   -----   -----
                              68%     63%    $  --

             CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS
                            BY THE BOARD OF TRUSTEES
                                   (UNAUDITED)

      The Board of Trustees of the Trust, along with the Boards of Trustees of the other trusts in the Virtus Mutual Funds family of funds (collectively, the "Board"), are responsible for determining whether to approve the establishment and continuation of each investment advisory and sub-advisory agreement (each, an "Agreement") applicable to the Virtus Mutual Funds (collectively, the "Funds"). At meetings held on November 17-18, 2010, the Board, including a majority of the independent Trustees, considered and approved the continuation of each Agreement, as further discussed below. In approving each Agreement, the Board determined that the continued retention of the applicable adviser or subadviser was in the best interests of the Funds and their shareholders. The Trustees considered each Fund separately, though they also collectively took into account those interests that all the Funds had in common.

      In reaching their decisions, the Board considered information furnished throughout the year at regular Board meetings as well as information prepared specifically in connection with the annual review process. During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. The Board's determination contemplated a number of factors that the Trustees believed, in light of the legal advice furnished to them as well as their own business judgment, to be relevant. Some of the factors that the Board considered are described below, although the Trustees did not identify any particular information or factor as controlling but instead considered the Agreements in the totality of the circumstances. Each individual Trustee may have evaluated the information presented differently, giving different weights to different factors.

      NATURE, EXTENT AND QUALITY OF SERVICES

      The majority of the Funds(1) are managed using a "manager of managers" structure that generally involves the use of one or more subadvisers to manage some or all of a Fund's portfolio. Under this structure, Virtus Investment Advisers, Inc. ("VIA") is responsible for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, therefore, the Trustees considered VIA's process for supervising and managing the Funds' subadvisers, including (a) VIA's ability to select and monitor the subadvisers; (b) VIA's ability to provide the services necessary to monitor the subadvisers' compliance with the Funds' respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA's ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (d) the experience, capability and integrity of VIA's management and other personnel; (e) the financial position of VIA;
      (f) the quality of VIA's own regulatory and legal compliance policies, procedures and systems; (g) the nature, extent and quality of administrative and other services provided by VIA to the Funds; and (h) VIA's supervision of the Funds' other service providers. Finally, the Board also noted the extent of benefits that are provided to Fund shareholders as a result of being part of the family of Virtus Mutual Funds, including the right to exchange investments between Funds within the same class

-----------
(1) During the period being reported, the only Funds that did not employ a manager of managers structure were Virtus Growth & Income Fund, which is a series of Virtus Equity Trust; and Virtus Alternatives Diversifier Fund and Virtus CA Tax-Exempt Bond Fund, each of which is a series of Virtus Opportunities Trust. VIA acted as the adviser for these Funds without employing a subadviser, and the Board considered the VIA Agreement with respect to these Funds in that context.

              CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS
                      BY THE BOARD OF TRUSTEES (CONTINUED)
                                  (UNAUDITED)

     without a sales charge, the ability to reinvest Fund dividends into other Funds and the right to combine holdings in other Funds to obtain a reduced sales charge.

     With respect to the sub-advisory Agreements, the Board noted that each full-service subadviser(2) provided portfolio management, compliance with the respective Fund's investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering the renewal of the sub-advisory Agreements, therefore, the Board considered each subadviser's investment management process, including (a) the experience, capability and integrity of the subadviser's management and other personnel committed by the subadviser to its respective Fund(s); (b) the financial position of the subadviser; (c) the quality and commitment of the subadviser's regulatory and legal compliance policies, procedures and systems; and (d) the subadviser's brokerage and trading practices.

     After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each subadviser were reasonable and beneficial to the Funds and their shareholders.

     INVESTMENT PERFORMANCE

     The Board placed significant emphasis on its consideration of the investment performance of the Funds, in view of its importance to shareholders, and evaluated Fund performance in the context of the special considerations that a manager-of-managers structure requires. The Board also considered that VIA continued to be proactive in seeking to replace and/or add subadvisers as necessary, with a view toward improving Fund performance over the long term.

     While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report (the "Lipper Report") for the Funds prepared by Lipper Inc. ("Lipper") and furnished specifically for the contract renewal process. (Lipper is an independent provider of investment company data retained by the Funds for this purpose.) The Lipper Report presented each Fund's short-term and long-term performance relative to a peer group of other mutual funds and relevant benchmarks, as selected by Lipper. The Board considered the composition of each peer group, selection criteria and the appropriateness of the benchmark used for each Fund. The Board also assessed each Fund's performance in the context of its review of the fees and expenses of each Fund as well as VIA's profitability.

     The Board noted that while many of the Funds had generally performed in line with their respective benchmarks and peer groups during the periods measured, some of the Funds had underperformed in comparison with their respective benchmarks and/or peer groups. Where significant, the Board extensively considered the performance of the underperforming Funds and the reasons for the performance issues. The Board discussed the possible reasons for the underperformance with VIA, and spoke with representatives from VIA regarding plans to monitor and address performance issues during the coming year.

-----------
(2) F-Squared Investments, Inc. is the subadviser to Virtus AlphaSector(SM) Rotation Fund but provides limited services in this role. The Board considered both the VIA Agreement and the applicable sub-advisory Agreement in this context. (F-Squared Institutional Advisors, LLC provides limited services as the subadviser to Virtus Premium AlphaSector(SM) Fund, Virtus Allocator Premium AlphaSector(SM) Fund and Virtus Global Premium AlphaSector(SM) Fund, but because those Funds are new, the Board did not consider their Agreements at the same time as the other Agreements.)

             CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS
                      BY THE BOARD OF TRUSTEES (CONTINUED)
                                  (UNAUDITED)

    The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Funds' overall investment performance was reasonable, and concluded that VIA's and each subadviser's performance record and process in managing the Funds merited approval of the continuation of the Agreements. However, the Board noted that certain Funds' performance would continue to be closely monitored and it expected that if performance over a longer period of time did not improve, the adviser would recommend that the subadviser be replaced in a timely manner.

    PROFITABILITY

    The Board also considered the level of profits realized by VIA and its affiliates in connection with the operation of the Funds. In this regard, the Board reviewed the analysis presented regarding the overall profitability of VIA for its management of the Virtus Mutual Funds, as well as its profits and those of its affiliates for managing and providing other services to each Fund. In addition to the fees paid to VIA and its affiliates, the Trustees considered any other benefits derived by VIA or its affiliates from their relationship with the Funds. Specific attention was paid to the methodology used to allocate costs to each Fund, in recognition of the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocations appeared reasonable, and concluded that the profitability to VIA from each Fund was reasonable in light of the quality of all services rendered to the Funds by VIA and its affiliates.

    The Board did not separately review profitability information for each subadviser, noting that the sub-advisory fees are paid by VIA rather than the Funds, so that Fund shareholders are not directly impacted by those fees.

    MANAGEMENT FEES AND TOTAL EXPENSES

    In evaluating the management fees and total expenses of each Fund, the Board reviewed information provided by VIA and comparisons to other funds in each Fund's peer group as presented in the Lipper Report. The Board noted that certain Funds had higher gross expenses when expressed as a percentage of net assets than those of such Funds' larger peers, which the Trustees considered in the context of these Funds' expectations for future growth. With respect to Virtus Alternatives Diversifier Fund, the Board also noted that as part of the contract renewal process VIA had agreed to eliminate its management fee. The Board also noted that several of the Funds had fee waivers and/or expense caps in place to limit the total expenses incurred by the Funds and their shareholders, and that in connection with the contract renewal process VIA had agreed to institute such an arrangement with respect to Virtus High Yield Fund. Based upon the information presented by VIA and Lipper, the Trustees then determined, in the exercise of their business judgment, that the management fees charged by VIA and the total expenses of the Funds were reasonable, both on an absolute basis and in comparison with the fees and expenses of other funds in each Fund's peer group and the industry at large.

    The Board did not receive comparative fee information relating specifically to sub-advisory fees, in light of the fact that the sub-advisory fees are paid by VIA and not by the Funds, so that Fund shareholders are not directly impacted by those fees.

             CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS
                      BY THE BOARD OF TRUSTEES (CONTINUED)
                                   (UNAUDITED)

    ECONOMIES OF SCALE

    The Board noted that the management fees for several of the Funds included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for several of the Funds. The Board determined that VIA and the Funds likely would achieve certain economies of scale, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.

    In considering the sub-advisory Agreements, the Board also considered the existence of any economies of scale and whether they would be passed along to the Funds' shareholders, but noted that any such economies would likely be generated at the Fund level rather than at the subadviser level.

                         RESULTS OF SHAREHOLDER MEETING
                               VIRTUS EQUITY TRUST
                           JUNE 23, 2010 (UNAUDITED)

At a special meeting of shareholders of Virtus Disciplined Small-Cap Opportunity Fund, Virtus Disciplined Small-Cap Value Fund and Virtus Small-Cap Growth Fund, each a series of Virtus Equity Trust, held on June 23, 2010, shareholders voted on the following proposals:

NUMBER OF ELIGIBLE SHARES VOTED:

                                                      FOR          AGAINST      ABSTAIN
                                                  -------------   ----------   ---------
To approve an Agreement and
Plan of Reorganization with regard
to Virtus Disciplined Small-Cap
Opportunity Fund...........................       6,147,550.652   13,546.052   8,052.874

Shareholders of the Fund voted to approve the above proposal.

NUMBER OF ELIGIBLE SHARES VOTED:

                                                     FOR           AGAINST      ABSTAIN
                                                  -------------   ----------   ----------
To approve an Agreement and
Plan of Reorganization with regard
to Virtus Disciplined Small-Cap
Value Fund.................................       2,827,571.528   40,886.592   50,475.285

Shareholders of the Fund voted to approve the above proposal.

NUMBER OF ELIGIBLE SHARES VOTED:

                                                      FOR          AGAINST      ABSTAIN
                                                  -------------   ----------   ----------
To approve an Agreement and
Plan of Reorganization with regard
to Virtus Small-Cap Growth Fund............     1,059,885.661   49,895.882   44,681.002

Shareholders of the Fund voted to approve the above proposal.

                       FUND MANAGEMENT TABLES (UNAUDITED)

      Information pertaining to the Trustees and officers of the Trust as of March 31, 2011, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

   NAME,YEAR OF BIRTH,                                     PRINCIPAL OCCUPATION(s)
     YEAR ELECTED AND                                      DURING PAST 5 YEARS AND
 NUMBER OF FUNDS OVERSEEN                            OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------------   ---------------------------------------------------------------------------------
Leroy Keith, Jr.              Chairman, Bloc Global Services Group, LLC (commodities business) (2010 to
YOB: 1939                     present). Managing Director, Almanac Capital Management (commodities business)
44 Funds                      (2007 to 2008). Partner, Stonington Partners, Inc. (private equity fund)
                              (2001 to 2007). Director/Trustee, Evergreen Funds (88 portfolios) (1989 to present).

Philip R. McLoughlin          Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to
Chairman                      present) and SeaCap Partners, LLC (investment management) (2009 to
YOB: 1946                     present). Partner, Cross Pond Partners, LLC (strategy consulting firm)
47 Funds                      (2006 to present). Director, World Trust Fund (1991 to present).
                              Chairman and Trustee, Virtus Variable Insurance Trust (f/k/a The Phoenix
                              Edge Series Fund) (8 portfolios) (2003 to present). Director, DTF
                              Tax-Free Income Fund, Inc. (1996 to present); Duff & Phelps Utility and
                              Corporate Bond Trust, Inc. (1996 to present); and DNP Select Income Fund
                              Inc. (2009 to present). Director, Argo Group International Holdings,
                              Inc. and its predecessor, PXRE Corporation (insurance) (1986 to 2009).

Geraldine M. McNamara         Retired. Managing Director, U.S. Trust Company of New York (1982 to
YOB: 1951                     2006). Director, DTF Tax-Free Income Fund, Inc. (2003 to present); Duff &
47 Funds                      Phelps Utility and Corporate Bond Trust, Inc. (2003 to present); and DNP
                              Select Income Fund Inc. (2009 to present).

James M. Oates                Managing Director, Wydown Group (consulting firm) (1994 to present).
YOB: 1946                     Chairman and Trustee, John Hancock Trust (93 portfolios) and John Hancock
44 Funds                      Funds II (74 portfolios) (2005 to present). Director, Stifel Financial
                              (1996 to present). Director, Connecticut River Bank (1999 to present) and
                              Connecticut River Bancorp (1998 to present). Chairman, Emerson Investment
                              Management, Inc. (2000 to present). Director, Trust Company of New
                              Hampshire (2002 to present). Director, Beaumont Financial Partners, LLC
                              (2000 to present). President of the Board (1999 to present) and Director
                              (1985 to present), Middlesex School. Chairman (1997 to 2006) and
                              Non-Executive Chairman (2007 to present), Hudson Castle Group, Inc.
                              (formerly IBEX Capital Markets, Inc.) (financial services). Director,
                              Investors Bank and Trust Co. and Investors Financial Services Corporation
                              (1995 to 2007). Trustee, John Hancock Funds III (2005 to 2006).

Richard E. Segerson           Managing Director, Northway Management Company (1998 to present).
YOB: 1946
44 Funds

Ferdinand L.J. Verdonck       Director, Galapagos N.V. (biotechnology) (2005 to present). Mr. Verdonck
YOB: 1942                     is also a director of several non-U.S. companies.
Elected:
45 Funds

                               INTERESTED TRUSTEE

      Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

    NAME,YEAR OF BIRTH,                             PRINCIPAL OCCUPATION(s)
     YEAR ELECTED AND                               DURING PAST 5 YEARS AND
 NUMBER OF FUNDS OVERSEEN                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------------   --------------------------------------------------------------------------
George R. Aylward(1)          Director, President and Chief Executive Officer (2008 to present),
President                     Director and President (2006 to 2008), Chief Operating Officer
YOB: 1964                     (2004 to 2006), Vice President, Finance, (2001 to 2002), Virtus
46 Funds                      Investment Partners, Inc. and/or certain of its subsidiaries. Various senior officer positions with Virtus affiliates (2008 to present). Senior
                              Executive Vice President and President, Asset Management (2007 to 2008),
                              Senior Vice President and Chief Operating Officer, Asset Management (2004
                              to 2007), Vice President and Chief of Staff (2001 to 2004), The Phoenix
                              Companies, Inc. Various senior officer positions with Phoenix affiliates
                              (2005 to 2008). President (2006 to present), Executive Vice President
                              (2004 to 2006), the Virtus Mutual Funds Family. President, Virtus Variable
                               Insurance Trust (f/k/a The Phoenix Edge Series Fund) (8 portfolios)
                              (since 2010). Chairman, President and Chief Executive Officer, The Zweig
                              Funds (2 portfolios) (2006 to present).

(1) Mr. Aylward is an "interested person," as defined in the 1940 Act, by reason of his position as President, and Chief Executive Officer of Virtus Investment Partners, Inc. ("Virtus"), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                          POSITION(s) HELD WITH
NAME, ADDRESS AND          TRUST AND LENGTH OF                 PRINCIPAL OCCUPATION(s)
  YEAR OF BIRTH                TIME SERVED                       DURING PAST 5 YEARS
--------------------    --------------------------   -----------------------------------------------
Francis G. Waltman      Senior Vice President        Executive Vice President, Head of Product
YOB: 1962               since 2008.                  Management (2009 to present), Senior Vice
                                                     President, Asset Management Product
                                                     Development (2008 to 2009), Senior Vice
                                                     President, Asset Management Product
                                                     Development (2005 to 2007), Virtus Investment
                                                     Partners, Inc. and/or certain of its
                                                     subsidiaries. Senior Vice President, Virtus
                                                     Variable Insurance Trust (f/k/a The Phoenix Edge
                                                     Series Fund) (8 portfolios) (since 2010).
                                                     Director (2008 to 2009), Director and President
                                                     (2006 to 2007), VP Distributors, Inc. (f/k/a
                                                     Phoenix Equity Planning Corporation). Director
                                                     and Senior Vice President, Virtus Investment
                                                     Advisers, Inc.(2008 to present).

Nancy J. Engberg        Vice President and           Vice President and Chief Compliance Officer,
YOB: 1956               Chief Compliance Officer     Virtus Investment Partners, Inc. (2008 to
                        since 2010.                  present); Chief Compliance Officer, Anti-Money
                                                     Laundering Officer and Assistant Secretary,
                                                     Virtus Variable Insurance Trust (8 portfolios)
                                                     (since 2011); Vice President and Counsel, The
                                                     Phoenix Cos., Inc. (2003 to 2008).

W. Patrick Bradley      Chief Financial Officer      Senior Vice President, Fund Administration
YOB: 1972               and Treasurer since 2005.    (2009 to present), Vice President, Fund
                                                     Administration (2007 to 2009), Second Vice
                                                     President, Fund Control & Tax (2004 to 2006),
                                                     Virtus Investment Partners, Inc. and/or
                                                     certain of its subsidiaries. Chief Financial
                                                     Officer and Treasurer (2006 to present), Vice
                                                     President and Principal Accounting Officer
                                                     (2006 to 2010), Assistant Treasurer (2004 to
                                                     2006), Virtus Variable Insurance Trust (f/k/a
                                                     The Phoenix Edge Series Fund) (8 portfolios).
                                                     Chief Financial Officer and Treasurer (2005 to
                                                     present), Assistant Treasurer (2004 to 2006),
                                                     certain funds within the Virtus Mutual Funds
                                                     Family.

Kevin J. Carr           Vice President,              Senior Vice President (2009 to present),
YOB: 1954               Chief Legal Officer,         Counsel and Secretary (2008 to present) and
                        Counsel and Secretary        Vice President (2008 to 2009), Virtus Investment
                        since 2005.                  Partners, Inc. and/or certain of its
                                                     subsidiaries. Vice President, Chief Legal
                                                     Officer, Counsel and Secretary, Virtus Variable
                                                     Insurance Trust (f/k/a The Phoenix Edge Series
                                                     Fund) (8 portfolios) (since 2010). Vice
                                                     President and Counsel, Phoenix Life Insurance
                                                     Company (2005 to 2008). Compliance Officer of
                                                     Investments and Counsel, Travelers Life and
                                                     Annuity Company (January 2005 to May 2005).
                                                     Assistant General Counsel and certain other
                                                     positions, The Hartford Financial Services Group
                                                     (1995 to 2005).

VIRTUS EQUITY TRUST
101 Munson Street
Greenfield, MA 01301-9668

TRUSTEES                                      INVESTMENT ADVISER
George R. Aylward                             Virtus Investment Advisers, Inc.
Leroy Keith, Jr.                              100 Pearl Street
Philip R. McLoughlin, Chairman                Hartford, CT 06103-4506
Geraldine M. McNamara
James M. Oates                                PRINCIPAL UNDERWRITER
Richard E. Segerson                           VP Distributors, Inc.
Ferdinand L.J. Verdonck                       100 Pearl Street
                                              Hartford, CT 06103-4506

OFFICERS
George R. Aylward, President                  TRANSFER AGENT
Francis G. Waltman, Senior Vice President     VP Distributors, Inc.
Marc Baltuch, Vice President and              100 Pearl Street
   Chief Compliance Officer                   Hartford, CT 06103-4506
W. Patrick Bradley, Chief Financial Officer
   and Treasurer                              CUSTODIAN
Kevin J. Carr, Vice President, Chief Legal    PFPC Trust Company
   Officer, Counsel and Secretary             8800 Tinicum Boulevard
                                              Philadelphia, PA 19153-3111

                                              INDEPENDENT REGISTERED PUBLIC
                                              ACCOUNTING FIRM
                                              PricewaterhouseCoopers LLP
                                              2001 Market Street
                                              Philadelphia, PA 19103-7042

                                              HOW TO CONTACT US
                                              Mutual Fund Services               1-800-243-1574
                                              Adviser Consulting Group           1-800-243-4361
                                              Telephone Orders                   1-800-367-5877
                                              Text Telephone                     1-800-243-1926
                                              Web site                               VIRTUS.COM


IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

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

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

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

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

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

For more information about

Virtus mutual funds, please call

your financial representative,

contact us at 1-800-243-1574

or VIRTUS.COM

8013                                                                    4-11


[VIRTUS MUTUAL FUNDS]                                                PRSRT STD
                                                                   U.S. POSTAGE
     P.O. Box 9874                                                     PAID
 Providence, RI 02940-8074                                          LANCASTER,
                                                                        PA
                                                                    PERMIT 1793

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
          (b) of the instructions for completion of this Item.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2) James M. Oates has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Oates is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended March 31, 2010 and March 31, 2011 are $328,985 and $245,191,
          respectively.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item for fiscal years ended March 31, 2010 and March 31, 2011 are $28,868 and $32,461, respectively.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended March 31, 2010 and March 31, 2011 are $61,918 and $71,000, respectively.

          "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
          (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for fiscal years ended March 31, 2010 and March 31, 2011 are $0 and $0, respectively.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Virtus Equity Trust (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

          The Audit Committee has determined that Mr. James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  0% for 2010 and 2011

               (c)  0% for 2010 and 2011

               (d)  Not applicable for 2010 and 2011

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended March 31, 2010 and March 31, 2011 are $405,058 and $417,024, respectively.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Virtus Equity Trust


By (Signature and Title)* /s/ George R. Aylward
                          -------------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ George R. Aylward
                          -------------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date June 3, 2011


By (Signature and Title)* /s/ W. Patrick Bradley
                          -------------------------------
                          W. Patrick Bradley, Chief
                          Financial Officer and Treasurer
                          (principal financial officer)

Date June 3, 2011

* Print the name and title of each signing officer under his or her signature.